UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT                 DECEMBER 31, 2011

VP Balanced Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	23
Statement of Operations	24
Statement of Changes in Net Assets	25
Notes to Financial Statements	26
Financial Highlights	31
Report of Independent Registered Public Accounting Firm	32
Management	33
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Scott Wittman,
Chief Investment Officer,
Quantitative Equity and Asset Allocation

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt during the summer weighed on investor confidence.

The pullback in stocks accelerated from July through September, but the equity market rebounded sharply in the final three months of the year thanks to modest but promising signs of improving economic activity and positive developments in Europe. For the year, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2%. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, while mid- and small-cap issues declined.

Broad Gains for U.S. Bonds

The U.S. bond market gained ground in 2011, outpacing the returns in the stock market. The bulk of the bond market’s advance occurred during the last half of the year as weaker economic conditions and concerns about fiscal deficits worldwide boosted demand for bonds. Treasury bonds benefited the most as investors fled riskier assets and shifted into the relative safety of the Treasury market, driving Treasury yields down to historically low levels.

Although Treasury bonds were the best performers, investment-grade corporate bonds also generated robust returns in 2011. Corporate securities benefited from improving economic conditions during the first half of the year and kept pace with the broad bond market rally over the last six months. Mortgage-backed securities lagged as record-low mortgage rates led to concerns about higher refinancing activity.

U.S. Market Returns
For the 12 months ended December 31, 2011
U.S. Stock Indices		Barclays Capital U.S. Bond Market Indices
Russell 1000 Index (large-cap)	1.50%	Treasury	9.81%
Russell Midcap Index	-1.55%	Corporate (investment-grade)	8.15%
Russell 2000 Index (small-cap)	-4.18%	Aggregate (multi-sector)	7.84%
		MBS (mortgage-backed securities)	6.23%

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	5.33%	2.57%	4.47%	6.57%	5/1/91
Blended index(1)	—	4.69%	2.84%	4.40%	7.98%(2)	—
S&P 500 Index	—	2.11%	-0.25%	2.92%	8.22%(2)	—
Barclays Capital U.S. Aggregate Bond Index	—	7.84%	6.50%	5.78%	6.85%(2)	—

(1)
The blended index combines two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays Capital U.S. Aggregate Bond Index.

(2)	Since 4/30/91, the date nearest the Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2001

Total Annual Fund Operating Expenses
Class I 0.92%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: David MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

VP Balanced returned 5.33% in 2011, compared with the 4.69% return of the fund’s benchmark, a blended index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

The positive returns for both the fund and its benchmark in 2011 reflected the modest advance in the U.S. stock market and robust gains for U.S. bonds. VP Balanced outpaced its benchmark for the year thanks to strong results from its equity component, which outperformed the S&P 500. In contrast, the fixed-income portion of the portfolio modestly underperformed its component of the benchmark. (It’s worth noting that the fund’s results reflected operating expenses, while the benchmark’s return did not.)

Stock Component Outperformed

The stock portion of VP Balanced posted a positive return in 2011 that exceeded the 2.11% return of the S&P 500. The key factor behind this outperformance was individual stock selection, led by the health care and financials sectors.

Biotechnology firms and health care providers generated the lion’s share of the outperformance in the health care sector. The top two relative performance contributors, in both the health care sector and the entire equity portion of the portfolio, were biotechnology company Biogen Idec and managed care provider Humana. Biogen Idec rallied sharply amid robust sales of its multiple sclerosis medications, while Humana benefited from rising enrollment and better cost management.

When it comes to stock selection, underweighting stocks that don’t perform well is just as important as overweighting stocks that do perform well, and this was a key factor in the outperformance of the fund’s financial holdings. For example, underweight positions in diversified financial services firms Bank of America and Citigroup, as well as investment bank Goldman Sachs, contributed meaningfully to outperformance. All three companies lowered earnings projections as they struggled with narrowing net interest margins and problematic loans.

Other top contributors in the stock component included vehicle maker Polaris Industries, which reported record earnings and revenues resulting from strong sales of its off-road vehicles and motorcycles, and apparel maker VF Corp., which outpaced earnings expectations and made a beneficial acquisition.

On the downside, stock selection in the utilities and industrials sectors had the biggest negative impact on results versus the S&P 500. An underweight position in electric utilities and stock choices among companies that provide multiple sources of power detracted the most in the utilities sector. In the industrials sector, security selection among aerospace and defense companies and an overweight position in construction and engineering firms weighed on performance.

Among individual holdings, the most significant detractors included auto parts maker TRW Automotive Holdings, metals producer Freeport-McMoRan Copper & Gold, and electronic components manufacturer Vishay Intertechnology. TRW Automotive slumped amid concerns about narrowing profit margins resulting from higher raw materials costs; Freeport-McMoRan faced volatility in metals prices and a three-month mining strike in Indonesia that took its toll on profits; and Vishay tumbled as revenues fell short of analyst expectations.

Bond Portion Advanced but Lagged Benchmark

The fixed-income component of VP Balanced generated a solid return in 2011 but slightly underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index.

Sector allocation produced mixed results. On the positive side, an overweight position in investment-grade corporate bonds added value as corporate securities performed well in 2011. The fund also benefited from its exposure to municipal bonds early in the year, when they rebounded from severe declines in late 2010. However, an underweight position in Treasury securities detracted from relative results, particularly in the last half of the year. In addition, modest positions in commercial mortgage-backed securities and high-yield corporate bonds weighed on performance as these securities underperformed during the year.

We reduced the bond portion’s overweight position in corporate bonds in mid-2011, taking some risk off the table. At the same time, we brought the bond component’s position in residential mortgage-backed securities back to neutral versus its benchmark after holding an underweight position for an extended period of time. This shift detracted from results as corporate bonds outperformed mortgage-backed securities over the last six months.

The bond component benefited from a position in German government bonds (hedged to remove the effects of currency fluctuations), which rallied amid a flight to quality in Europe. We exited the German bond position late in the year and shifted the assets into U.K. government bonds.

For much of the year, the bond component was positioned for a flatter yield curve (a narrower gap between long- and short-term Treasury yields). This positioning added value as the yield curve flattened considerably during the summer Treasury market rally. As a result, we eliminated the yield curve positioning from the portfolio in September.

Outlook

As we move into 2012, uncertainty regarding the economic environment and the sovereign debt situation in Europe is likely to result in continued volatility in the stock and bond markets. We believe that our disciplined investment processes, for both the equity and fixed-income components of the portfolio, are especially critical in periods of extreme market volatility, because we adhere to our investment approach regardless of the short-term swings and emotion sweeping the financial markets.

Fund Characteristics

December 31, 2011
Top Ten Equity Holdings	% of net assets
Exxon Mobil Corp.	2.6%
International Business Machines Corp.	1.6%
Chevron Corp.	1.6%
Apple, Inc.	1.6%
Johnson & Johnson	1.3%
Pfizer, Inc.	1.3%
Wells Fargo & Co.	1.2%
Philip Morris International, Inc.	1.2%
Verizon Communications, Inc.	1.1%
Intel Corp.	1.1%

Top Five Equity Industries	% of net assets
Oil, Gas and Consumable Fuels	6.7%
Pharmaceuticals	4.4%
IT Services	3.2%
Computers and Peripherals	2.7%
Software	2.5%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	7.2 years
Average Duration (effective)	5.0 years

Types of Investments in Portfolio	% of net assets
Common Stocks	60.3%
U.S. Government Agency Mortgage-Backed Securities	12.1%
Corporate Bonds	11.1%
U.S. Treasury Securities	6.3%
U.S. Government Agency Securities	3.0%
Commercial Mortgage-Backed Securities	2.4%
Collateralized Mortgage Obligations	1.4%
Municipal Securities	0.8%
Sovereign Governments and Agencies	0.7%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 – 12/31/11	Annualized Expense Ratio*
Actual
Class I	$1,000	$999.20	$4.54	0.90%
Hypothetical
Class I	$1,000	$1,020.67	$4.58	0.90%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

DECEMBER 31, 2011

	Shares/ Principal Amount	Value
Common Stocks — 60.3%
AEROSPACE AND DEFENSE — 1.7%
General Dynamics Corp.	8,186	$ 543,632
Northrop Grumman Corp.	9,690	566,671
United Technologies Corp.	11,327	827,891
		1,938,194
AIR FREIGHT AND LOGISTICS — 0.8%
United Parcel Service, Inc., Class B	11,483	840,441
AUTOMOBILES — 0.6%
Ford Motor Co.(1)	61,073	657,145
BEVERAGES — 1.9%
Coca-Cola Co. (The)	6,444	450,887
Coca-Cola Enterprises, Inc.	19,285	497,167
Constellation Brands, Inc., Class A(1)	24,066	497,444
Dr Pepper Snapple Group, Inc.	14,168	559,353
PepsiCo, Inc.	1,985	131,705
		2,136,556
BIOTECHNOLOGY — 1.4%
Amgen, Inc.	11,846	760,632
Biogen Idec, Inc.(1)	2,798	307,920
United Therapeutics Corp.(1)	10,976	518,616
		1,587,168
CAPITAL MARKETS — 0.3%
Affiliated Managers Group, Inc.(1)	1,556	149,298
Janus Capital Group, Inc.	25,579	161,404
Legg Mason, Inc.	3,178	76,431
		387,133
CHEMICALS — 1.7%
CF Industries Holdings, Inc.	3,663	531,062
LyondellBasell Industries NV, Class A	5,147	167,226
Monsanto Co.	9,517	666,856
PPG Industries, Inc.	6,388	533,334
		1,898,478
COMMERCIAL BANKS — 1.8%
U.S. Bancorp.	25,739	696,240
Wells Fargo & Co.	47,916	1,320,565
		2,016,805
COMMUNICATIONS EQUIPMENT — 0.4%
Cisco Systems, Inc.	12,674	229,146
Motorola Solutions, Inc.	5,468	253,114
		482,260
COMPUTERS AND PERIPHERALS — 2.7%
Apple, Inc.(1)	4,358	1,764,990
Dell, Inc.(1)	36,805	538,457
Lexmark International, Inc., Class A	12,425	410,895
Seagate Technology plc	21,936	359,750
		3,074,092
CONSTRUCTION AND ENGINEERING — 0.6%
Chicago Bridge & Iron Co. NV	11,664	440,899
Fluor Corp.	972	48,843
URS Corp.(1)	4,297	150,911
		640,653
CONSUMER FINANCE — 1.0%
American Express Co.	15,514	731,795
Capital One Financial Corp.	1,252	52,947
Cash America International, Inc.	7,014	327,063
Discover Financial Services	481	11,544
		1,123,349
DIVERSIFIED CONSUMER SERVICES — 0.8%
Apollo Group, Inc., Class A(1)	5,936	319,772
Career Education Corp.(1)	161	1,283
ITT Educational Services, Inc.(1)	6,997	398,060
Weight Watchers International, Inc.	2,880	158,429
		877,544
DIVERSIFIED FINANCIAL SERVICES — 1.1%
Bank of America Corp.	39,370	218,897
Citigroup, Inc.	898	23,626
CME Group, Inc.	571	139,136
JPMorgan Chase & Co.	27,314	908,191
		1,289,850
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
AT&T, Inc.	36,476	1,103,034
Verizon Communications, Inc.	31,794	1,275,575
		2,378,609
ELECTRIC UTILITIES — 0.5%
American Electric Power Co., Inc.	7,522	310,734
Entergy Corp.	3,392	247,785
		558,519
ELECTRICAL EQUIPMENT — 0.1%
Emerson Electric Co.	3,472	161,760
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.6%
Jabil Circuit, Inc.	22,468	441,721
TE Connectivity Ltd.	1,161	35,770

Shares/ Principal Amount	Value
Tech Data Corp.(1)	355	$ 17,541
Vishay Intertechnology, Inc.(1)	22,195	199,533
		694,565
ENERGY EQUIPMENT AND SERVICES — 1.4%
Diamond Offshore Drilling, Inc.	2,337	129,143
Halliburton Co.	5,747	198,329
Helix Energy Solutions Group, Inc.(1)	25,578	404,132
National Oilwell Varco, Inc.	9,070	616,669
Schlumberger Ltd.	1,414	96,590
SEACOR Holdings, Inc.(1)	1,503	133,707
		1,578,570
FOOD AND STAPLES RETAILING — 0.2%
SUPERVALU, Inc.	2,456	19,943
Wal-Mart Stores, Inc.	2,583	154,360
		174,303
FOOD PRODUCTS — 1.8%
Campbell Soup Co.	13,477	447,976
ConAgra Foods, Inc.	18,895	498,828
H.J. Heinz Co.	1,184	63,983
Hershey Co. (The)	9,098	562,074
Mead Johnson Nutrition Co.	847	58,214
Smithfield Foods, Inc.(1)	367	8,911
Tyson Foods, Inc., Class A	18,653	384,998
		2,024,984
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.4%
Medtronic, Inc.	8,438	322,754
St. Jude Medical, Inc.	2,447	83,932
		406,686
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
Humana, Inc.	6,954	609,240
McKesson Corp.	2,986	232,639
UnitedHealth Group, Inc.	9,327	472,692
WellCare Health Plans, Inc.(1)	10,427	547,418
		1,861,989
HOTELS, RESTAURANTS AND LEISURE — 0.8%
Brinker International, Inc.	9,648	258,181
McDonald’s Corp.	1,365	136,950
Yum! Brands, Inc.	9,287	548,026
		943,157
HOUSEHOLD DURABLES — 0.4%
Garmin Ltd.	1,436	57,167
Tempur-Pedic International, Inc.(1)	7,984	419,400
		476,567
HOUSEHOLD PRODUCTS — 0.5%
Procter & Gamble Co. (The)	9,092	606,527
INDUSTRIAL CONGLOMERATES — 0.6%
General Electric Co.	36,070	646,014
Tyco International Ltd.	1,271	59,368
		705,382
INSURANCE — 2.5%
ACE Ltd.	8,749	613,480
Allied World Assurance Co. Holdings AG	7,193	452,656
American Financial Group, Inc.	7,455	275,015
Berkshire Hathaway, Inc., Class B(1)	4,127	314,890
Horace Mann Educators Corp.	144	1,974
Principal Financial Group, Inc.	19,984	491,606
Progressive Corp. (The)	936	18,261
Prudential Financial, Inc.	13,271	665,143
		2,833,025
INTERNET AND CATALOG RETAIL — 0.6%
Expedia, Inc.	8,755	254,070
priceline.com, Inc.(1)	319	149,199
TripAdvisor, Inc.(1)	8,755	220,714
		623,983
INTERNET SOFTWARE AND SERVICES — 0.5%
Ancestry.com, Inc.(1)	2,046	46,976
Google, Inc., Class A(1)	860	555,474
		602,450
IT SERVICES — 3.2%
Accenture plc, Class A	11,937	635,407
Alliance Data Systems Corp.(1)	2,895	300,617
CACI International, Inc., Class A(1)	683	38,193
International Business Machines Corp.	10,055	1,848,913
Visa, Inc., Class A	7,784	790,310
		3,613,440
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Polaris Industries, Inc.	6,096	341,254
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.(1)	6,229	217,579
MACHINERY — 1.3%
AGCO Corp.(1)	11,687	502,191
Cummins, Inc.	1,453	127,893
Parker-Hannifin Corp.	6,504	495,930
Sauer-Danfoss, Inc.(1)	10,782	390,416
		1,516,430
MEDIA — 1.7%
CBS Corp., Class B	22,689	615,779
DISH Network Corp., Class A	18,516	527,336

Shares/ Principal Amount	Value
Gannett Co., Inc.	257	$ 3,436
Time Warner, Inc.	19,811	715,970
		1,862,521
METALS AND MINING — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	17,901	658,578
Newmont Mining Corp.	86	5,161
		663,739
MULTI-UTILITIES — 1.2%
Ameren Corp.	14,197	470,346
Consolidated Edison, Inc.	5,239	324,975
Public Service Enterprise Group, Inc.	16,174	533,904
		1,329,225
MULTILINE RETAIL — 0.8%
Dillard’s, Inc., Class A	6,727	301,908
Macy’s, Inc.	18,442	593,463
		895,371
OIL, GAS AND CONSUMABLE FUELS — 6.7%
Chevron Corp.	17,200	1,830,080
ConocoPhillips	15,430	1,124,384
Exxon Mobil Corp.	34,366	2,912,862
Marathon Oil Corp.	13,230	387,242
Suncor Energy, Inc.	4,513	130,110
Tesoro Corp.(1)	12,655	295,621
Valero Energy Corp.	24,919	524,545
W&T Offshore, Inc.	14,986	317,853
		7,522,697
PAPER AND FOREST PRODUCTS — 0.8%
Domtar Corp.	5,708	456,412
International Paper Co.	13,336	394,745
		851,157
PERSONAL PRODUCTS — 0.2%
Estee Lauder Cos., Inc. (The), Class A	2,293	257,550
PHARMACEUTICALS — 4.4%
Abbott Laboratories	17,189	966,538
Bristol-Myers Squibb Co.	6,119	215,634
Eli Lilly & Co.	17,794	739,519
Johnson & Johnson	22,423	1,470,500
Merck & Co., Inc.	4,829	182,053
Pfizer, Inc.	66,099	1,430,382
		5,004,626
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Simon Property Group, Inc.	4,179	538,840
ROAD AND RAIL†
Union Pacific Corp.	454	48,097
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.3%
Applied Materials, Inc.	20,948	224,353
Intel Corp.	49,892	1,209,881
		1,434,234
SOFTWARE — 2.5%
Activision Blizzard, Inc.	35,557	438,062
Cadence Design Systems, Inc.(1)	38,190	397,176
Intuit, Inc.	691	36,340
Microsoft Corp.	38,414	997,227
Oracle Corp.	24,556	629,861
Symantec Corp.(1)	23,427	366,633
		2,865,299
SPECIALTY RETAIL — 1.7%
Bed Bath & Beyond, Inc.(1)	8,490	492,165
Best Buy Co., Inc.	13,976	326,619
Home Depot, Inc. (The)	21,653	910,292
PetSmart, Inc.	4,572	234,498
		1,963,574
TOBACCO — 1.2%
Philip Morris International, Inc.	16,810	1,319,249
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Telephone & Data Systems, Inc.	9,678	250,563
TOTAL COMMON STOCKS (Cost $57,526,453)		68,076,189
U.S. Government Agency Mortgage-Backed Securities(2) — 12.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.3%
FHLMC, VRN, 2.61%, 2/15/12	79,643	82,705
FNMA, VRN, 3.34%, 1/25/12	93,707	98,165
FNMA, VRN, 3.39%, 1/25/12	75,591	78,191
FNMA, VRN, 3.96%, 1/25/12	56,520	59,620
		318,681
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 11.8%
FHLMC, 7.00%, 11/1/13(3)	11,124	11,620
FHLMC, 6.50%, 6/1/16(3)	33,748	37,085
FHLMC, 6.50%, 6/1/16(3)	32,709	35,805
FHLMC, 4.50%, 1/1/19(3)	279,482	298,123
FHLMC, 6.50%, 1/1/28(3)	12,009	13,762
FHLMC, 6.50%, 6/1/29(3)	9,270	10,623
FHLMC, 8.00%, 7/1/30(3)	10,914	13,225
FHLMC, 5.50%, 12/1/33(3)	370,446	408,545
FHLMC, 5.50%, 1/1/38(3)	146,475	159,320
FHLMC, 6.00%, 8/1/38	73,158	80,614

Shares/ Principal Amount	Value
FHLMC, 4.00%, 4/1/41	$ 314,666	$ 333,407
FHLMC, 6.50%, 7/1/47(3)	12,210	13,563
FNMA, 6.00%, 4/1/13(3)	2,025	2,187
FNMA, 6.00%, 4/1/13(3)	1,049	1,133
FNMA, 6.00%, 5/1/13(3)	357	385
FNMA, 6.50%, 6/1/13(3)	2,503	2,613
FNMA, 6.00%, 7/1/13(3)	920	994
FNMA, 6.00%, 1/1/14(3)	15,589	16,833
FNMA, 4.50%, 5/1/19(3)	122,694	131,337
FNMA, 4.50%, 5/1/19(3)	157,551	168,649
FNMA, 6.50%, 1/1/28(3)	5,977	6,834
FNMA, 6.50%, 1/1/29(3)	25,456	29,104
FNMA, 7.50%, 7/1/29(3)	38,639	46,190
FNMA, 7.50%, 9/1/30(3)	10,597	12,665
FNMA, 5.00%, 7/1/31	339,017	366,521
FNMA, 6.50%, 1/1/32(3)	30,648	34,887
FNMA, 5.50%, 6/1/33(3)	162,079	177,872
FNMA, 5.50%, 8/1/33(3)	207,515	226,879
FNMA, 5.00%, 11/1/33(3)	784,451	848,460
FNMA, 5.50%, 1/1/34(3)	234,034	256,165
FNMA, 4.50%, 9/1/35(3)	541,521	577,556
FNMA, 5.00%, 2/1/36(3)	764,758	826,922
FNMA, 5.50%, 1/1/37	645,226	704,630
FNMA, 5.50%, 2/1/37(3)	185,339	202,229
FNMA, 6.00%, 7/1/37	1,072,507	1,188,007
FNMA, 6.50%, 8/1/37(3)	157,008	173,352
FNMA, 4.00%, 1/1/41	1,071,067	1,136,697
FNMA, 4.50%, 1/1/41	435,554	465,830
FNMA, 4.50%, 2/1/41	454,335	483,999
FNMA, 4.00%, 5/1/41	433,664	456,103
FNMA, 4.50%, 7/1/41	439,314	470,469
FNMA, 4.00%, 12/1/41	448,355	471,694
FNMA, 6.50%, 6/1/47(3)	17,208	18,962
FNMA, 6.50%, 8/1/47(3)	40,845	45,007
FNMA, 6.50%, 8/1/47(3)	69,610	76,704
FNMA, 6.50%, 9/1/47(3)	78,104	86,063
FNMA, 6.50%, 9/1/47(3)	4,256	4,689
FNMA, 6.50%, 9/1/47(3)	36,369	40,076
FNMA, 6.50%, 9/1/47(3)	20,272	22,338
FNMA, 6.50%, 9/1/47(3)	27,859	30,698
GNMA, 7.00%, 4/20/26(3)	30,782	35,634
GNMA, 7.50%, 8/15/26(3)	18,786	21,934
GNMA, 7.00%, 2/15/28(3)	5,315	6,198
GNMA, 7.50%, 2/15/28(3)	5,254	5,432
GNMA, 6.50%, 5/15/28(3)	2,011	2,332
GNMA, 6.50%, 5/15/28(3)	2,827	3,278
GNMA, 7.00%, 12/15/28(3)	10,109	11,788
GNMA, 7.00%, 5/15/31(3)	57,753	67,444
GNMA, 5.50%, 11/15/32(3)	216,715	244,685
GNMA, 4.00%, 1/20/41	857,347	918,942
GNMA, 4.50%, 5/20/41	569,053	622,029
GNMA, 4.50%, 6/15/41	167,621	184,263
		13,351,384
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $12,775,615)		13,670,065
Corporate Bonds — 11.1%
AEROSPACE AND DEFENSE — 0.2%
L-3 Communications Corp., 4.75%, 7/15/20	20,000	19,788
Lockheed Martin Corp., 4.25%, 11/15/19(3)	30,000	31,953
Lockheed Martin Corp., 4.85%, 9/15/41(3)	30,000	30,463
United Technologies Corp., 6.05%, 6/1/36(3)	134,000	170,366
		252,570
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.50%, 9/21/15(3)(4)	60,000	61,115
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)(4)	10,000	10,133
		71,248
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(3)	70,000	90,764
Coca-Cola Co. (The), 1.80%, 9/1/16	40,000	40,741
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(3)	10,000	10,383
PepsiCo, Inc., 4.875%, 11/1/40(3)	20,000	23,158
		165,046
BIOTECHNOLOGY†
Gilead Sciences, Inc., 4.40%, 12/1/21(3)	30,000	31,811
CAPITAL MARKETS — 0.1%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(3)	90,000	100,697
Jefferies Group, Inc., 5.125%, 4/13/18	40,000	35,600
		136,297

Shares/ Principal Amount	Value
CHEMICALS — 0.2%
CF Industries, Inc., 6.875%, 5/1/18	$ 50,000	$ 57,375
Dow Chemical Co. (The), 5.90%, 2/15/15(3)	30,000	33,410
Dow Chemical Co. (The), 2.50%, 2/15/16(3)	20,000	20,130
Ecolab, Inc., 4.35%, 12/8/21(3)	40,000	42,785
Rohm & Haas Co., 5.60%, 3/15/13(3)	70,000	73,162
		226,862
COMMERCIAL BANKS — 0.8%
Bank of America N.A., 5.30%, 3/15/17(3)	224,000	202,296
BB&T Corp., 5.70%, 4/30/14(3)	20,000	21,894
BB&T Corp., 3.20%, 3/15/16	40,000	41,746
Fifth Third Bancorp, 6.25%, 5/1/13(3)	50,000	52,582
HSBC Bank plc, 3.50%, 6/28/15(3)(4)	40,000	40,362
Huntington Bancshares, Inc., 7.00%, 12/15/20(3)	10,000	11,349
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14(3)	60,000	65,071
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	60,000	61,903
PNC Funding Corp., 4.25%, 9/21/15(3)	10,000	10,731
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	40,000	37,546
Royal Bank of Scotland plc (The), 4.375%, 3/16/16(3)	80,000	76,406
SunTrust Banks, Inc., 3.60%, 4/15/16(3)	11,000	11,215
Toronto-Dominion Bank (The), 2.375%, 10/19/16	50,000	50,948
U.S. Bancorp., 3.44%, 2/1/16	30,000	31,020
Wachovia Bank N.A., 4.80%, 11/1/14(3)	110,000	115,681
Wachovia Bank N.A., 4.875%, 2/1/15(3)	32,000	33,935
Wells Fargo & Co., 3.68%, 6/15/16(3)	30,000	31,389
Wells Fargo & Co., 4.60%, 4/1/21(3)	20,000	21,967
		918,041
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Republic Services, Inc., 3.80%, 5/15/18(3)	20,000	20,740
Republic Services, Inc., 5.50%, 9/15/19(3)	60,000	69,333
Republic Services, Inc., 5.70%, 5/15/41(3)	10,000	11,492
Waste Management, Inc., 6.125%, 11/30/39(3)	30,000	36,865
		138,430
COMMUNICATIONS EQUIPMENT — 0.1%
American Tower Corp., 4.625%, 4/1/15(3)	50,000	52,163
Cisco Systems, Inc., 5.90%, 2/15/39(3)	20,000	25,085
		77,248
CONSUMER FINANCE — 0.3%
American Express Credit Corp., 2.80%, 9/19/16	30,000	30,187
American Express Credit Corp., MTN, 2.75%, 9/15/15(3)	80,000	80,509
Credit Suisse (New York), 6.00%, 2/15/18(3)	30,000	29,617
PNC Bank N.A., 6.00%, 12/7/17(3)	80,000	88,996
SLM Corp., 6.25%, 1/25/16(3)	30,000	29,205
SLM Corp., MTN, 5.00%, 10/1/13(3)	40,000	40,100
		298,614
CONTAINERS AND PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(3)	40,000	43,700
Ball Corp., 6.75%, 9/15/20(3)	30,000	32,775
		76,475
DIVERSIFIED FINANCIAL SERVICES — 1.6%
Bank of America Corp., 6.50%, 8/1/16(3)	130,000	131,073
Bank of America Corp., 5.75%, 12/1/17(3)	40,000	37,836
BNP Paribas SA, 3.60%, 2/23/16(3)	10,000	9,390
Citigroup, Inc., 6.00%, 12/13/13(3)	80,000	82,831
Citigroup, Inc., 6.01%, 1/15/15(3)	80,000	83,646
Citigroup, Inc., 4.75%, 5/19/15	20,000	20,274
Citigroup, Inc., 6.125%, 5/15/18(3)	140,000	149,167
Citigroup, Inc., 4.50%, 1/14/22	30,000	28,907
Deutsche Bank AG (London), 3.875%, 8/18/14(3)	50,000	50,902
General Electric Capital Corp., 3.75%, 11/14/14(3)	50,000	52,746
General Electric Capital Corp., 2.25%, 11/9/15(3)	50,000	50,279

Shares/ Principal Amount	Value
General Electric Capital Corp., 5.625%, 9/15/17(3)	$ 140,000	$ 155,177
General Electric Capital Corp., 4.375%, 9/16/20(3)	70,000	71,635
General Electric Capital Corp., 5.30%, 2/11/21(3)	20,000	21,410
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(3)	230,000	222,481
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(3)	50,000	55,282
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(3)	20,000	19,652
HSBC Holdings plc, 5.10%, 4/5/21	20,000	21,283
HSBC Holdings plc, 6.80%, 6/1/38(3)	20,000	20,746
JPMorgan Chase & Co., 3.45%, 3/1/16	20,000	20,343
JPMorgan Chase & Co., 3.15%, 7/5/16	20,000	20,119
JPMorgan Chase & Co., 6.00%, 1/15/18(3)	180,000	201,027
Morgan Stanley, 4.20%, 11/20/14(3)	50,000	48,261
Morgan Stanley, 6.625%, 4/1/18(3)	120,000	118,612
Morgan Stanley, 5.625%, 9/23/19(3)	50,000	46,360
Morgan Stanley, 5.75%, 1/25/21(3)	10,000	9,341
UBS AG (Stamford Branch), 2.25%, 8/12/13(3)	30,000	29,748
		1,778,528
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
AT&T, Inc., 6.80%, 5/15/36(3)	110,000	139,494
AT&T, Inc., 6.55%, 2/15/39(3)	30,000	38,226
British Telecommunications plc, 5.95%, 1/15/18(3)	40,000	44,248
CenturyLink, Inc., 6.15%, 9/15/19(3)	30,000	30,174
CenturyLink, Inc., Series P, 7.60%, 9/15/39(3)	20,000	19,652
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(3)	30,000	35,813
Telecom Italia Capital SA, 6.18%, 6/18/14(3)	70,000	67,376
Telefonica Emisiones SAU, 5.88%, 7/15/19(3)	100,000	98,946
Telefonica Emisiones SAU, 5.46%, 2/16/21	40,000	38,224
Verizon Communications, Inc., 7.35%, 4/1/39(3)	40,000	56,014
Windstream Corp., 7.875%, 11/1/17(3)	50,000	54,375
		622,542
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(3)	70,000	78,400
Jabil Circuit, Inc., 5.625%, 12/15/20(3)	20,000	20,450
		98,850
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16(3)	30,000	30,640
Transocean, Inc., 6.50%, 11/15/20(3)	30,000	31,031
Transocean, Inc., 6.375%, 12/15/21(3)	10,000	10,645
Weatherford International Ltd., 9.625%, 3/1/19(3)	30,000	38,841
		111,157
FOOD AND STAPLES RETAILING — 0.5%
CVS Caremark Corp., 6.60%, 3/15/19(3)	100,000	122,035
Kroger Co. (The), 6.40%, 8/15/17(3)	50,000	59,552
Safeway, Inc., 4.75%, 12/1/21	10,000	10,260
Wal-Mart Stores, Inc., 5.875%, 4/5/27(3)	138,000	167,995
Wal-Mart Stores, Inc., 6.20%, 4/15/38(3)	60,000	80,719
Wal-Mart Stores, Inc., 5.00%, 10/25/40(3)	50,000	58,962
Wal-Mart Stores, Inc., 5.625%, 4/15/41(3)	15,000	19,423
		518,946
FOOD PRODUCTS — 0.2%
Kellogg Co., 4.45%, 5/30/16(3)	50,000	55,569
Kraft Foods, Inc., 6.125%, 2/1/18(3)	30,000	35,201
Kraft Foods, Inc., 5.375%, 2/10/20(3)	50,000	57,770
Mead Johnson Nutrition Co., 3.50%, 11/1/14(3)	30,000	31,354
		179,894
GAS UTILITIES — 0.7%
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(3)	100,000	120,148
El Paso Corp., 7.25%, 6/1/18(3)	50,000	54,981

Shares/ Principal Amount	Value
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20(3)	$ 30,000	$ 33,203
Enbridge Energy Partners LP, 6.50%, 4/15/18(3)	30,000	34,935
Enbridge Energy Partners LP, 5.50%, 9/15/40(3)	30,000	33,493
Enterprise Products Operating LLC, 3.70%, 6/1/15(3)	20,000	20,988
Enterprise Products Operating LLC, 6.30%, 9/15/17(3)	110,000	129,013
Enterprise Products Operating LLC, 5.95%, 2/1/41(3)	30,000	33,684
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(3)	60,000	70,639
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(3)	40,000	44,532
Magellan Midstream Partners LP, 6.55%, 7/15/19(3)	40,000	47,367
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(3)	20,000	21,201
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(3)	60,000	76,737
Williams Partners LP, 4.125%, 11/15/20(3)	30,000	30,834
		751,755
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13(3)	40,000	40,399
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Express Scripts, Inc., 7.25%, 6/15/19(3)	90,000	107,377
Medco Health Solutions, Inc., 7.25%, 8/15/13(3)	60,000	64,858
Universal Health Services, Inc., 7.125%, 6/30/16(3)	30,000	32,775
WellPoint, Inc., 5.80%, 8/15/40(3)	10,000	11,895
		216,905
HOTELS, RESTAURANTS AND LEISURE — 0.1%
McDonald’s Corp., 5.35%, 3/1/18(3)	50,000	59,809
Wyndham Worldwide Corp., 6.00%, 12/1/16(3)	10,000	10,798
		70,607
HOUSEHOLD DURABLES†
Toll Brothers Finance Corp., 6.75%, 11/1/19(3)	30,000	31,590
HOUSEHOLD PRODUCTS†
Jarden Corp., 8.00%, 5/1/16	50,000	54,250
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17(3)	70,000	80,468
INSURANCE — 0.5%
Allstate Corp. (The), 7.45%, 5/16/19	40,000	48,690
American International Group, Inc., 3.65%, 1/15/14	20,000	19,436
American International Group, Inc., 5.85%, 1/16/18(3)	70,000	68,615
American International Group, Inc., 8.25%, 8/15/18(3)	20,000	21,219
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(3)	30,000	32,741
CNA Financial Corp., 5.875%, 8/15/20(3)	20,000	20,573
CNA Financial Corp., 5.75%, 8/15/21	10,000	10,219
Genworth Financial, Inc., 7.20%, 2/15/21(3)	20,000	18,281
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(3)	50,000	50,287
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(3)	20,000	21,083
International Lease Finance Corp., 5.75%, 5/15/16(3)	30,000	27,858
Liberty Mutual Group, Inc., 5.00%, 6/1/21(3)(4)	21,000	20,608
Lincoln National Corp., 6.25%, 2/15/20(3)	40,000	43,152
MetLife, Inc., 6.75%, 6/1/16(3)	60,000	69,203
Prudential Financial, Inc., 7.375%, 6/15/19(3)	20,000	23,669
Prudential Financial, Inc., 5.375%, 6/21/20(3)	10,000	10,717
Prudential Financial, Inc., 5.40%, 6/13/35(3)	80,000	77,396
Prudential Financial, Inc., 5.625%, 5/12/41(3)	10,000	9,848
		593,595
INTERNET SOFTWARE AND SERVICES†
eBay, Inc., 3.25%, 10/15/20(3)	20,000	20,219
Google, Inc., 2.125%, 5/19/16(3)	30,000	31,234
		51,453
IT SERVICES†
International Business Machines Corp., 1.95%, 7/22/16	40,000	41,220
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(3)	60,000	75,510

Shares/ Principal Amount	Value
MEDIA — 1.1%
CBS Corp., 4.30%, 2/15/21(3)	$ 50,000	$ 51,702
Comcast Corp., 5.90%, 3/15/16(3)	74,000	84,796
Comcast Corp., 6.50%, 11/15/35(3)	20,000	24,146
Comcast Corp., 6.40%, 5/15/38(3)	80,000	96,275
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(3)	50,000	54,050
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(3)	50,000	53,590
Discovery Communications LLC, 5.625%, 8/15/19(3)	10,000	11,393
Discovery Communications LLC, 4.375%, 6/15/21(3)	30,000	31,717
DISH DBS Corp., 6.75%, 6/1/21(3)	30,000	32,475
Embarq Corp., 7.08%, 6/1/16(3)	5,000	5,426
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(3)	70,000	80,325
Lamar Media Corp., 9.75%, 4/1/14(3)	40,000	45,000
NBCUniversal Media LLC, 5.15%, 4/30/20(3)	20,000	22,298
NBCUniversal Media LLC, 4.375%, 4/1/21	60,000	63,417
News America, Inc., 4.50%, 2/15/21(3)	30,000	31,502
News America, Inc., 6.90%, 8/15/39(3)	30,000	34,734
Omnicom Group, Inc., 4.45%, 8/15/20(3)	10,000	10,323
Qwest Corp., 7.50%, 10/1/14(3)	60,000	66,394
SBA Telecommunications, Inc., 8.25%, 8/15/19(3)	30,000	32,775
Time Warner Cable, Inc., 6.75%, 7/1/18(3)	80,000	95,119
Time Warner, Inc., 7.70%, 5/1/32(3)	40,000	52,259
Viacom, Inc., 4.375%, 9/15/14(3)	30,000	32,162
Viacom, Inc., 4.50%, 3/1/21(3)	40,000	42,296
Viacom, Inc., 3.875%, 12/15/21	20,000	20,451
Virgin Media Secured Finance plc, 6.50%, 1/15/18(3)	120,000	128,100
Virgin Media Secured Finance plc, 5.25%, 1/15/21(3)	20,000	21,220
		1,223,945
METALS AND MINING — 0.4%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(3)	45,000	44,765
ArcelorMittal, 9.85%, 6/1/19(3)	90,000	100,206
ArcelorMittal, 5.25%, 8/5/20(3)	30,000	27,278
Barrick Finance LLC, 4.40%, 5/30/21	30,000	32,540
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(3)	50,000	53,181
Newmont Mining Corp., 6.25%, 10/1/39(3)	40,000	47,442
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(3)	30,000	30,710
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	30,000	31,487
Teck Resources Ltd., 5.375%, 10/1/15(3)	20,000	21,810
Vale Overseas Ltd., 5.625%, 9/15/19(3)	75,000	82,969
Vale Overseas Ltd., 4.625%, 9/15/20	20,000	20,775
		493,163
MULTI-UTILITIES — 0.6%
Carolina Power & Light Co., 5.15%, 4/1/15(3)	37,000	41,622
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(3)	18,000	19,828
CMS Energy Corp., 4.25%, 9/30/15	20,000	20,317
CMS Energy Corp., 8.75%, 6/15/19(3)	40,000	47,577
Dominion Resources, Inc., 4.90%, 8/1/41	20,000	21,638
Duke Energy Corp., 3.95%, 9/15/14(3)	40,000	42,710
Edison International, 3.75%, 9/15/17(3)	40,000	41,225
Exelon Generation Co. LLC, 5.20%, 10/1/19(3)	40,000	43,996
FirstEnergy Solutions Corp., 6.05%, 8/15/21(3)	80,000	88,907
Florida Power Corp., 6.35%, 9/15/37(3)	70,000	94,162
Nisource Finance Corp., 4.45%, 12/1/21	10,000	10,234
PG&E Corp., 5.75%, 4/1/14(3)	20,000	21,805
Public Service Company of Colorado, 4.75%, 8/15/41	10,000	11,481

Shares/ Principal Amount	Value
Sempra Energy, 8.90%, 11/15/13(3)	$ 50,000	$ 56,409
Sempra Energy, 6.50%, 6/1/16(3)	30,000	35,036
Southern California Edison Co., 5.625%, 2/1/36(3)	22,000	27,288
Southern Power Co., 5.15%, 9/15/41	10,000	10,629
		634,864
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(3)	52,000	52,360
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.65%, 5/15/13(3)	20,000	21,005
Xerox Corp., 4.25%, 2/15/15(3)	70,000	73,844
		94,849
OIL, GAS AND CONSUMABLE FUELS — 0.8%
Anadarko Petroleum Corp., 6.45%, 9/15/36(3)	70,000	79,932
Arch Western Finance LLC, 6.75%, 7/1/13(3)	14,000	14,105
BP Capital Markets plc, 3.20%, 3/11/16(3)	30,000	31,478
BP Capital Markets plc, 2.25%, 11/1/16	40,000	40,310
BP Capital Markets plc, 4.50%, 10/1/20(3)	30,000	33,089
Cenovus Energy, Inc., 4.50%, 9/15/14(3)	40,000	43,124
Chesapeake Energy Corp., 7.625%, 7/15/13(3)	20,000	21,250
ConocoPhillips, 5.75%, 2/1/19(3)	60,000	72,386
ConocoPhillips Holding Co., 6.95%, 4/15/29(3)	20,000	27,303
EOG Resources, Inc., 5.625%, 6/1/19(3)	40,000	47,327
Hess Corp., 6.00%, 1/15/40(3)	30,000	35,557
Marathon Petroleum Corp., 3.50%, 3/1/16(3)	30,000	30,572
Marathon Petroleum Corp., 5.125%, 3/1/21(3)	10,000	10,462
Newfield Exploration Co., 6.875%, 2/1/20(3)	50,000	53,750
Nexen, Inc., 5.875%, 3/10/35(3)	20,000	20,440
Noble Energy, Inc., 4.15%, 12/15/21	30,000	31,084
Peabody Energy Corp., 6.50%, 9/15/20(3)	20,000	21,100
Pemex Project Funding Master Trust, 6.625%, 6/15/35(3)	10,000	11,438
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(3)	50,000	53,739
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	40,000	42,209
Petroleos Mexicanos, 6.00%, 3/5/20(3)	40,000	44,612
Suncor Energy, Inc., 6.10%, 6/1/18(3)	46,000	54,512
Suncor Energy, Inc., 6.85%, 6/1/39(3)	10,000	12,829
Talisman Energy, Inc., 7.75%, 6/1/19(3)	60,000	74,070
		906,678
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)(4)	60,000	66,554
International Paper Co., 4.75%, 2/15/22	10,000	10,646
		77,200
PHARMACEUTICALS — 0.2%
Abbott Laboratories, 5.30%, 5/27/40(3)	10,000	11,998
AstraZeneca plc, 5.40%, 9/15/12(3)	55,000	56,911
AstraZeneca plc, 5.90%, 9/15/17(3)	50,000	60,485
Pfizer, Inc., 7.20%, 3/15/39(3)	50,000	73,942
Roche Holdings, Inc., 7.00%, 3/1/39(3)(4)	20,000	28,388
Sanofi, 4.00%, 3/29/21(3)	21,000	23,303
		255,027
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Developers Diversified Realty Corp., 5.375%, 10/15/12(3)	20,000	20,192
Developers Diversified Realty Corp., 4.75%, 4/15/18(3)	50,000	47,891
HCP, Inc., 3.75%, 2/1/16(3)	20,000	20,372
Kimco Realty Corp., 6.875%, 10/1/19(3)	20,000	23,042
Simon Property Group LP, 5.10%, 6/15/15(3)	50,000	54,687
SL Green Realty Corp./SL Green Operating Partnership/Reckson Operating Partnership, 5.00%, 8/15/18(3)	10,000	9,670
UDR, Inc., 4.25%, 6/1/18(3)	30,000	31,066
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(3)	35,000	34,264
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21(3)	20,000	19,332

Shares/ Principal Amount	Value
Vornado Realty LP, 5.00%, 1/15/22	$ 30,000	$ 30,296
WEA Finance LLC, 4.625%, 5/10/21(3)(4)	50,000	49,148
		339,960
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19(3)	40,000	43,593
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20(3)	39,000	40,461
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(3)	10,000	11,111
CSX Corp., 4.25%, 6/1/21(3)	20,000	21,403
CSX Corp., 4.75%, 5/30/42	20,000	20,677
Union Pacific Corp., 4.75%, 9/15/41	30,000	32,747
		126,399
SOFTWARE — 0.2%
Intuit, Inc., 5.75%, 3/15/17(3)	75,000	84,247
Oracle Corp., 5.375%, 7/15/40(3)	90,000	109,854
		194,101
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Gap, Inc. (The), 5.95%, 4/12/21(3)	30,000	28,654
Hanesbrands, Inc., 6.375%, 12/15/20(3)	30,000	30,600
		59,254
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19(3)	10,000	13,443
Altria Group, Inc., 10.20%, 2/6/39(3)	10,000	15,584
Philip Morris International, Inc., 4.125%, 5/17/21(3)	40,000	43,983
		73,010
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Alltel Corp., 7.875%, 7/1/32(3)	30,000	42,938
America Movil SAB de CV, 5.00%, 10/16/19(3)	30,000	33,346
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(3)	60,000	81,071
Vodafone Group plc, 5.625%, 2/27/17(3)	50,000	58,136
		215,491
TOTAL CORPORATE BONDS(Cost $11,733,253)		12,500,205
U.S. Treasury Securities — 6.3%
U.S. Treasury Bonds, 5.50%, 8/15/28(3)	20,000	28,222
U.S. Treasury Bonds, 5.25%, 2/15/29(3)	320,000	441,900
U.S. Treasury Bonds, 4.75%, 2/15/37(3)	297,000	403,177
U.S. Treasury Bonds, 4.375%, 11/15/39(3)	510,000	660,928
U.S. Treasury Bonds, 4.375%, 5/15/41(3)	260,000	338,041
U.S. Treasury Bonds, 3.75%, 8/15/41(3)	100,000	117,344
U.S. Treasury Notes, 1.375%, 5/15/13(3)	1,500,000	1,524,141
U.S. Treasury Notes, 2.00%, 4/30/16(3)	1,150,000	1,214,867
U.S. Treasury Notes, 0.875%, 11/30/16(3)	200,000	200,672
U.S. Treasury Notes, 2.625%, 4/30/18(3)	85,000	92,564
U.S. Treasury Notes, 1.375%, 11/30/18(3)	500,000	501,797
U.S. Treasury Notes, 2.625%, 8/15/20(3)	550,000	593,184
U.S. Treasury Notes, 3.125%, 5/15/21(3)	450,000	502,277
U.S. Treasury Notes, 2.125%, 8/15/21(3)	300,000	307,594
U.S. Treasury Notes, 2.00%, 11/15/21(3)	150,000	151,664
TOTAL U.S. TREASURY SECURITIES (Cost $6,438,500)		7,078,372
U.S. Government Agency Securities — 3.0%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 2.1%
FNMA, 1.00%, 9/23/13	700,000	707,664
FNMA, 2.375%, 7/28/15(3)	900,000	950,429
FNMA, 5.00%, 2/13/17(3)	600,000	709,711
		2,367,804
GOVERNMENT-BACKED CORPORATE BONDS(5) — 0.9%
Ally Financial, Inc., 1.75%, 10/30/12(3)	500,000	506,570
Citigroup Funding, Inc., 1.875%, 11/15/12(3)	500,000	507,324
		1,013,894
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $3,256,600)		3,381,698

Shares/ Principal Amount	Value
Commercial Mortgage-Backed Securities(2) — 2.4%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(3)	$ 100,879	$ 102,573
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 1/10/12(3)	100,000	110,819
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 1/10/12(3)	50,000	52,621
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A4 SEQ, VRN, 5.23%, 1/10/12(3)	70,330	72,476
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 1/15/12(3)	250,000	267,460
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.46%, 1/15/12(3)(4)	77,409	69,930
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 1/10/12(3)	50,000	50,254
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 1/10/12(3)	100,000	107,719
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 1/10/12(3)	225,000	241,437
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39(3)	150,000	157,626
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39(3)	225,000	240,929
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31(3)	125,000	130,854
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36(3)	100,000	104,661
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.32%, 1/15/12(3)	68,000	73,020
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 1/15/12(3)	25,000	26,280
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40(3)	50,000	48,114
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 1/15/12(3)	100,000	104,627
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 1/15/12(3)	180,000	190,708
Morgan Stanley Capital I, Series 2003-T11, Class A3 SEQ, 4.85%, 6/13/41(3)	8,546	8,581
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42(3)	62,974	63,566
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class A3, 3.60%, 1/10/45	69,000	70,864
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A3 SEQ, 4.72%, 1/15/41(3)	6,438	6,465
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41(3)	39,169	39,909
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41(3)	200,000	214,768
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, VRN, 5.11%, 1/15/12(3)	162,471	164,664
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES(Cost $2,685,355)		2,720,925

Shares/ Principal Amount	Value
Collateralized Mortgage Obligations(2) — 1.4%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	$ 54,699	$ 56,575
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(3)	153,980	93,994
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(3)	38,220	39,194
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36(3)	38,230	36,781
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.31%, 1/25/12(3)	56,430	49,758
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(3)	46,247	45,961
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.56%, 1/25/12(3)	209,471	172,803
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(3)	59,951	62,682
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 6.125%, 1/18/12	72,741	74,924
Residential Funding Mortgage Securities I, Series 2006-S10, Class 2A1 SEQ, 5.50%, 10/25/21(3)	57,504	54,696
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(3)	84,037	88,575
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	82,647	77,678
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	44,701	44,912
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.35%, 1/25/12(3)	43,716	42,042
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A6, VRN, 2.72%, 1/25/12(3)	14,578	14,398
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	95,568	92,401
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36(3)	49,201	47,608
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37(3)	63,801	59,697
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.08%, 1/25/12	59,971	57,857
		1,212,536
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(3)	341,441	374,615
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,650,346)		1,587,151
Municipal Securities — 0.8%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(3)	10,000	11,063
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(3)	30,000	39,350
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(3)	35,000	45,032
California GO, (Building Bonds), 7.30%, 10/1/39(3)	20,000	23,923
California GO, (Building Bonds), 7.60%, 11/1/40(3)	5,000	6,203
Illinois GO, 5.88%, 3/1/19(3)	50,000	53,890
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(3)	80,000	73,288
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	15,000	15,883
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(3)	50,000	64,687

Shares/ Principal Amount	Value
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(3)	$ 20,000	$ 23,255
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(3)	15,000	18,916
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(3)	40,000	47,346
Municipal Electric Auth. of Georgia Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(3)	20,000	21,188
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(3)	40,000	57,294
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(3)	20,000	27,601
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(3)	25,000	31,062
Ohio Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(3)	30,000	34,054
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(3)	20,000	24,571
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(3)	50,000	59,598
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(3)	50,000	58,637
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(3)	25,000	28,163
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(3)	35,000	40,982
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(3)	30,000	35,826
Texas GO, (Building Bonds), 5.52%, 4/1/39(3)	20,000	25,045
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(3)	40,000	46,370
TOTAL MUNICIPAL SECURITIES(Cost $781,906)		913,227
Sovereign Governments and Agencies — 0.7%
BRAZIL — 0.1%
Brazilian Government International Bond, 5.875%, 1/15/19(3)	100,000	118,750
Brazilian Government International Bond, 5.625%, 1/7/41(3)	40,000	46,600
		165,350
CANADA — 0.1%
Hydro-Quebec, 8.40%, 1/15/22(3)	44,000	64,435
Province of Ontario Canada, 5.45%, 4/27/16(3)	40,000	46,502
Province of Ontario Canada, 1.60%, 9/21/16(3)	20,000	19,965
		130,902
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	10,000	10,800
ITALY — 0.1%
Republic of Italy, 3.125%, 1/26/15(3)	60,000	54,875
MEXICO — 0.2%
United Mexican States, 5.625%, 1/15/17(3)	20,000	23,100
United Mexican States, 5.95%, 3/19/19(3)	120,000	143,220
United Mexican States, 5.125%, 1/15/20(3)	20,000	22,950
United Mexican States, 6.05%, 1/11/40(3)	10,000	12,275
		201,545
PERU†
Republic of Peru, 6.55%, 3/14/37(3)	10,000	12,750
POLAND — 0.1%
Poland Government International Bond, 5.125%, 4/21/21(3)	115,000	117,300

Shares/ Principal Amount	Value
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	$ 40,000	$ 40,315
Korea Development Bank, 3.25%, 3/9/16(3)	20,000	19,805
Korea Development Bank, 4.00%, 9/9/16(3)	20,000	20,370
		80,490
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $710,321)		774,012

	Shares	Value
Temporary Cash Investments — 2.0%
SSgA U.S. Government Money Market Fund (Cost $2,291,936)	2,291,936	$ 2,291,936
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $99,850,285)		112,993,780
OTHER ASSETS AND LIABILITIES — (0.1)%		(83,960)
TOTAL NET ASSETS — 100.0%		$112,909,820

Credit Default Swap Agreements
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
Bank of America	$900,000	Buy	1.00%	6/20/16	$(1,124)	$7,548	$6,424
N.A./CDX North America Investment Grade 16 Index

Notes to Schedule of Investments

CDX = Credit Derivatives Indexes
FDIC = Federal Deposit Insurance Corporation
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
PHHMC = PHH Mortgage Corporation
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)	Final maturity date indicated, unless otherwise noted.
(3)	Security, or a portion thereof, has been segregated for swap agreements. At the period end, the aggregate value of securities pledged was $7,000.
(4)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $346,238, which represented 0.3% of total net assets.

(5)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $99,850,285)	$112,993,780
Receivable for investments sold	1,675
Receivable for capital shares sold	110,729
Swap agreements, at value (including net premiums paid (received) of $(1,124))	6,424
Dividends and interest receivable	370,701
113,483,309

Liabilities
Payable for investments purchased	472,021
Payable for capital shares redeemed	15,857
Accrued management fees	85,611
573,489

Net Assets	$112,909,820

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	17,335,228

Net Asset Value Per Share	$6.51

Net Assets Consist of:
Capital (par value and paid-in surplus)	$106,586,601
Undistributed net investment income	80,164
Accumulated net realized loss	(6,907,988)
Net unrealized appreciation	13,151,043
$112,909,820

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,021)	$1,466,815
Interest (net of foreign taxes withheld of $163)	1,760,990
3,227,805

Expenses:
Management fees	1,032,549
Directors’ fees and expenses	4,865
1,037,414

Net investment income (loss)	2,190,391

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,359,453
Futures contract transactions	46,992
Swap agreement transactions	(5,737)
5,400,708

Change in net unrealized appreciation (depreciation) on:
Investments	(1,531,258)
Futures contracts	32,641
Swap agreements	7,548
(1,491,069)

Net realized and unrealized gain (loss)	3,909,639

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,100,030

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$2,190,391	$2,071,683
Net realized gain (loss)	5,400,708	10,225,282
Change in net unrealized appreciation (depreciation)	(1,491,069)	413,270
Net increase (decrease) in net assets resulting from operations	6,100,030	12,710,235

Distributions to Shareholders
From net investment income	(2,175,896)	(2,178,450)

Capital Share Transactions
Proceeds from shares sold	10,100,033	7,965,926
Proceeds from reinvestment of distributions	2,175,896	2,178,450
Payments for shares redeemed	(21,072,880)	(26,062,833)
Net increase (decrease) in net assets from capital share transactions	(8,796,951)	(15,918,457)

Net increase (decrease) in net assets	(4,872,817)	(5,386,672)

Net Assets
Beginning of period	117,782,637	123,169,309
End of period	$112,909,820	$117,782,637

Undistributed net investment income	$80,164	$18,209

Transactions in Shares of the Fund
Sold	1,573,468	1,349,025
Issued in reinvestment of distributions	338,774	362,856
Redeemed	(3,274,322)	(4,434,523)
Net increase (decrease) in shares of the fund	(1,362,080)	(2,722,642)

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60% of the fund’s assets in equity securities and the remaining assets in bonds and other fixed-income securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2011, the fund had accumulated capital losses of $(5,604,280), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

The fund has elected to treat $(281,112) of net capital losses incurred in the two-month period ended December 31, 2011, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90%. The effective annual management fee for the year ended December 31, 2011 was 0.90%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2011 totaled $84,092,609, of which $15,810,533 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 totaled $91,752,447, of which $20,906,197 represented U.S. Treasury and Government Agency obligations.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$100,848,696
Gross tax appreciation of investments	$13,931,772
Gross tax depreciation of investments	(1,786,688)
Net tax appreciation (depreciation) of investments	$12,145,084

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$68,076,189	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$13,670,065	—
Corporate Bonds	—	12,500,205	—
U.S. Treasury Securities	—	7,078,372	—
U.S. Government Agency Securities	—	3,381,698	—
Commercial Mortgage-Backed Securities	—	2,720,925	—
Collateralized Mortgage Obligations	—	1,587,151	—
Municipal Securities	—	913,227	—
Sovereign Governments and Agencies	—	774,012	—
Temporary Cash Investments	2,291,936	—	—
Total Value of Investment Securities	$70,368,125	$42,625,655	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Swap Agreements	—	$7,548	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund began investing in credit risk derivative instruments in March 2011. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since March 2011.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period the fund regularly held interest rate risk derivative instruments though none were held at period end.

Value of Derivative Instruments as of December 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$6,424	Swap agreements	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ (5,737)	Change in net unrealized appreciation (depreciation) on swap agreements	$ 7,548
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	46,992	Change in net unrealized appreciation (depreciation) on futures contracts	32,641
		$41,255		$40,189

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$6.30	0.12	0.21	0.33	(0.12)	—	(0.12)	$6.51	5.33%	0.90%	1.91%	74%	$112,910
2010	$5.75	0.11	0.55	0.66	(0.11)	—	(0.11)	$6.30	11.64%	0.91%	1.78%	75%	$117,783
2009	$5.28	0.11	0.64	0.75	(0.28)	—	(0.28)	$5.75	15.48%	0.90%	2.11%	108%	$123,169
2008	$7.33	0.15	(1.54)	(1.39)	(0.17)	(0.49)	(0.66)	$5.28	(20.33)%	0.90%	2.47%	157%	$120,732
2007	$7.53	0.15	0.19	0.34	(0.16)	(0.38)	(0.54)	$7.33	4.94%	0.90%	2.08%	161%	$182,589

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Balanced Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

(Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D.Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,402,912, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2011 as qualified for the corporate dividends received deduction.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74303   1202

ANNUAL REPORT               DECEMBER 31, 2011

VP Capital Appreciation Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence. Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year.

The equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the year. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks and Growth-Oriented Issues Held Up Best

Thanks to a strong finish, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2% in 2011. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, posting modestly positive returns, while mid- and small-cap issues declined. Meanwhile, growth and value stocks were mixed—growth outperformed value among large- and small-cap shares, but value prevailed in the mid-cap segment of the market.

Given the extreme volatility during the year, the most defensive sectors of the market generated the best returns; the utilities, consumer staples, and health care sectors all produced double-digit gains for the year. On the downside, just three sectors of the market declined in 2011—the economically sensitive industrials and materials sectors, as well as the financials sector.

U.S. Stock Index Returns
For the 12 months ended December 31, 2011
Russell 1000 Index (Large-Cap)	1.50%	Russell 2000 Index (Small-Cap)	-4.18%
Russell 1000 Growth Index	2.64%	Russell 2000 Growth Index	-2.91%
Russell 1000 Value Index	0.39%	Russell 2000 Value Index	-5.50%
Russell Midcap Index	-1.55%
Russell Midcap Growth Index	-1.65%
Russell Midcap Value Index	-1.38%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	-6.51%	5.71%	6.79%	7.71%	11/20/87
Russell Midcap Growth Index	—	-1.65%	2.44%	5.29%	10.56%(1)	—
(1)	Since 11/30/87, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2001

Total Annual Fund Operating Expenses
Class I 1.01%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: David Hollond, Greg Walsh

Performance Summary

VP Capital Appreciation declined -6.51% for the 12 months ended December 31, 2011, lagging the -1.65% decline of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity indices endured high levels of volatility during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and U.S. Treasury debt downgrade. Price momentum and acceleration, two factors that the VP Capital Appreciation team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, stock decisions in the consumer discretionary and information technology sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the consumer staples and health care sectors partially offset those relative losses.

Consumer Discretionary Lagged, but Some Holdings Contributed

The consumer discretionary sector represented the largest source of underperformance.

Within the sector, an overweight stake in cruise line Royal Caribbean was the largest individual detractor from relative performance. The company, which has exposure to Europe, experienced sluggish European demand for its Mediterranean cruises in part due to concerns about unrest in the Middle East.

Also in the sector, a position in Imax, which specializes in large-format motion pictures, detracted significantly from performance. The company, which receives a portion of box office receipts, suffered from disappointing turnout for some highly anticipated 3-D movies.

An overweight position in Lululemon Athletica, though, was a meaningful contributor to relative performance as the maker of yoga and athletic wear executed well, demonstrating strong same-store sales levels.

Information Technology Underperformed Benchmark, but Some Holdings Helped

The information technology sector was a key source of underperformance relative to the benchmark. In the communications equipment industry, two overweight positions significantly trimmed relative results. A stake in F5 Networks, whose products help optimize the performance of applications over IT networks, was a key individual detractor versus the benchmark. Video and teleconferencing equipment maker Polycom experienced a sell-off in its shares as investors feared that competition and cuts in corporate spending would hurt revenues.

4

In the computers and peripherals industry group, though, an overweight position in personal electronic device maker Apple also benefited relative performance. The company experienced acceleration in revenues and earnings, added new carriers, and gained penetration with existing carriers, while increasing market share.

Elsewhere in the information technology sector, overweight positions in the internet software and services industry group also trimmed relative results. A stake in Chinese online search engine Baidu, though, helped relative performance. The company continued to benefit from a continuing secular shift to online advertising.

Consumer Staples Gained, but Some Holdings Lagged

In the consumer staples sector, an overweight allocation to the food and staples industry group reflected a stake in specialty grocery chain Whole Foods Markets. In addition to a trend towards healthier diets the company demonstrated strong execution, which resulted in continued growth in sales and margin improvement.

Elsewhere in the sector, though, an underweight position in Green Mountain Coffee Roasters detracted from relative results. The largest U.S. seller of single-serve brewers experienced robust share price gains as it continued to increase revenues through the success of its Keurig Single-Cup Brewing System. The portfolio had some exposure to Green Mountain, but less than the benchmark.

Health Care Helped

An overweight position in Alexion Pharmaceuticals accounted for the bulk of VP Capital Appreciation’s relative outperformance in the health care sector. The biotechnology company received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders. Effective stock selection in the pharmaceuticals industry group also benefited relative returns. In the industry, VP Capital Appreciation held one outperforming position that was not represented in the benchmark, while successfully sidestepping some benchmark laggards.

Outlook

VP Capital Appreciation’s investment process focuses primarily on medium sized companies with accelerating revenue and earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. The investment team is cautiously optimistic these trends will improve, based on current fundamentals and a long history of successfully utilizing these characteristics in the investment process. We continue to strive for smart risk-taking with regard to portfolio construction.

5

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
National Oilwell Varco, Inc.	3.1%
O’Reilly Automotive, Inc.	2.7%
Apple, Inc.	2.4%
SXC Health Solutions Corp.	2.3%
Alliance Data Systems Corp.	2.3%
Whole Foods Market, Inc.	1.9%
Alexion Pharmaceuticals, Inc.	1.8%
Concho Resources, Inc.	1.7%
PetSmart, Inc.	1.6%
Jabil Circuit, Inc.	1.6%

Top Five Industries	% of net assets
Specialty Retail	7.4%
Energy Equipment and Services	5.5%
Oil, Gas and Consumable Fuels	5.3%
Software	5.3%
Hotels, Restaurants and Leisure	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	88.4%
Foreign Common Stocks*	10.3%
Total Common Stocks	98.7%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(0.4)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 – 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$860.70	$4.69	1.00%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 98.7%
AEROSPACE AND DEFENSE — 3.8%
BE Aerospace, Inc.(1)	126,909	$ 4,912,647
Precision Castparts Corp.	9,605	1,582,808
Spirit Aerosystems Holdings, Inc. Class A(1)	37,707	783,552
TransDigm Group, Inc.(1)	49,937	4,777,972
		12,056,979
AUTO COMPONENTS — 1.1%
BorgWarner, Inc.(1)	55,395	3,530,877
BEVERAGES — 0.5%
Hansen Natural Corp.(1)	18,207	1,677,593
BIOTECHNOLOGY — 3.1%
Alexion Pharmaceuticals, Inc.(1)	78,926	5,643,209
Cepheid, Inc.(1)	48,000	1,651,680
Grifols SA(1)	149,899	2,522,089
		9,816,978
CAPITAL MARKETS — 2.3%
KKR & Co. LP	139,906	1,794,994
Lazard Ltd. Class A	109,834	2,867,766
Raymond James Financial, Inc.	81,577	2,525,624
		7,188,384
CHEMICALS — 3.3%
Airgas, Inc.	53,902	4,208,668
Albemarle Corp.	39,142	2,016,204
FMC Corp.	30,661	2,638,073
Rockwood Holdings, Inc.(1)	37,517	1,477,044
		10,339,989
COMMERCIAL BANKS — 1.1%
East West Bancorp., Inc.	85,554	1,689,692
SVB Financial Group(1)	35,500	1,692,995
		3,382,687
COMMERCIAL SERVICES AND SUPPLIES — 1.8%
Clean Harbors, Inc.(1)	46,927	2,990,658
Stericycle, Inc.(1)	34,745	2,707,330
		5,697,988
COMMUNICATIONS EQUIPMENT — 0.4%
Aruba Networks, Inc.(1)	68,538	1,269,324
COMPUTERS AND PERIPHERALS — 2.4%
Apple, Inc.(1)	18,590	7,528,950
CONSTRUCTION AND ENGINEERING — 1.4%
Chicago Bridge & Iron Co. NV New York Shares	68,878	2,603,588
Quanta Services, Inc.(1)	80,094	1,725,225
		4,328,813
CONSUMER FINANCE — 1.1%
Discover Financial Services	149,619	3,590,856
CONTAINERS AND PACKAGING — 1.7%
Crown Holdings, Inc.(1)	80,548	2,704,802
Rock-Tenn Co., Class A	43,822	2,528,529
		5,233,331
DIVERSIFIED CONSUMER SERVICES — 1.4%
Apollo Group, Inc., Class A(1)	35,680	1,922,082
Weight Watchers International, Inc.	43,415	2,388,259
		4,310,341
ELECTRICAL EQUIPMENT — 1.0%
Polypore International, Inc.(1)	68,721	3,023,037
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.4%
Jabil Circuit, Inc.	258,495	5,082,011
Trimble Navigation Ltd.(1)	59,432	2,579,349
		7,661,360
ENERGY EQUIPMENT AND SERVICES — 5.5%
Atwood Oceanics, Inc.(1)	46,322	1,843,152
National Oilwell Varco, Inc.	141,126	9,595,157
Oceaneering International, Inc.	36,217	1,670,690
Oil States International, Inc.(1)	53,150	4,059,066
		17,168,065
FOOD AND STAPLES RETAILING — 3.8%
Costco Wholesale Corp.	49,662	4,137,838
Fresh Market, Inc. (The)(1)	41,467	1,654,533
Whole Foods Market, Inc.	87,769	6,106,967
		11,899,338
FOOD PRODUCTS — 2.6%
Green Mountain Coffee Roasters, Inc.(1)	28,200	1,264,770
J.M. Smucker Co. (The)	30,194	2,360,265
Mead Johnson Nutrition Co.	65,249	4,484,564
		8,109,599
GAS UTILITIES — 0.6%
National Fuel Gas Co.	35,579	1,977,481
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.8%
Cooper Cos., Inc. (The)	28,463	2,007,211
Intuitive Surgical, Inc.(1)	7,058	3,267,925
MAKO Surgical Corp.(1)	60,340	1,521,171
Sirona Dental Systems, Inc.(1)	45,710	2,013,068
		8,809,375

8

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 0.9%
Catalyst Health Solutions, Inc.(1)	56,265	$ 2,925,780
HEALTH CARE TECHNOLOGY — 3.0%
Allscripts Healthcare Solutions, Inc.(1)	111,316	2,108,325
SXC Health Solutions Corp.(1)	126,808	7,162,116
		9,270,441
HOTELS, RESTAURANTS AND LEISURE — 4.6%
Arcos Dorados Holdings, Inc., Class A	96,932	1,990,014
Bally Technologies, Inc.(1)	22,039	871,863
Chipotle Mexican Grill, Inc.(1)	14,502	4,897,906
Las Vegas Sands Corp.(1)	49,421	2,111,759
Panera Bread Co., Class A(1)	16,362	2,314,405
Starwood Hotels & Resorts Worldwide, Inc.	48,426	2,322,995
		14,508,942
HOUSEHOLD PRODUCTS — 0.9%
Church & Dwight Co., Inc.	61,687	2,822,797
INTERNET AND CATALOG RETAIL — 1.4%
priceline.com, Inc.(1)	9,248	4,325,382
INTERNET SOFTWARE AND SERVICES — 2.4%
Baidu, Inc. ADR(1)	36,311	4,229,142
LinkedIn Corp. Class A(1)	22,162	1,396,428
Rackspace Hosting, Inc.(1)	43,410	1,867,064
		7,492,634
IT SERVICES — 4.2%
Alliance Data Systems Corp.(1)	68,154	7,077,111
Cognizant Technology Solutions Corp., Class A(1)	31,540	2,028,338
Teradata Corp.(1)	81,228	3,940,370
		13,045,819
MACHINERY — 3.3%
Chart Industries, Inc.(1)	48,800	2,638,616
Joy Global, Inc.	64,585	4,841,938
Pall Corp.	13,810	789,242
Titan International, Inc.	86,714	1,687,454
Woodward, Inc.	11,437	468,116
		10,425,366
MEDIA — 0.6%
CBS Corp., Class B	66,780	1,812,409
METALS AND MINING — 1.6%
Carpenter Technology Corp.	29,908	1,539,664
Cliffs Natural Resources, Inc.	55,501	3,460,487
		5,000,151
OIL, GAS AND CONSUMABLE FUELS — 5.3%
Cabot Oil & Gas Corp.	51,566	3,913,859
Concho Resources, Inc.(1)	57,531	5,393,531
Linn Energy LLC	68,927	2,613,023
SandRidge Energy, Inc.(1)	298,053	2,432,112
SM Energy Co.	30,316	2,216,100
		16,568,625
PHARMACEUTICALS — 2.9%
Elan Corp. plc ADR(1)	136,671	1,877,859
Questcor Pharmaceuticals, Inc.(1)	105,020	4,366,732
Shire plc ADR	28,241	2,934,240
		9,178,831
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.7%
CBRE Group, Inc.(1)	137,795	2,097,240
ROAD AND RAIL — 1.5%
Kansas City Southern(1)	68,475	4,656,985
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
ARM Holdings plc	231,480	2,128,172
Avago Technologies Ltd.	82,350	2,376,621
Cypress Semiconductor Corp.(1)	114,809	1,939,124
Xilinx, Inc.	97,935	3,139,796
		9,583,713
SOFTWARE — 5.3%
Cerner Corp.(1)	48,500	2,970,625
Check Point Software Technologies Ltd.(1)	82,779	4,349,209
CommVault Systems, Inc.(1)	52,410	2,238,955
NetSuite, Inc.(1)	85,995	3,487,097
Salesforce.com, Inc.(1)	15,803	1,603,372
Solera Holdings, Inc.	41,509	1,848,811
		16,498,069
SPECIALTY RETAIL — 7.4%
GNC Holdings, Inc. Class A(1)	32,807	949,763
O’Reilly Automotive, Inc.(1)	105,935	8,469,503
PetSmart, Inc.	99,093	5,082,480
Tiffany & Co.	22,158	1,468,189
Tractor Supply Co.	39,082	2,741,602
Ulta Salon Cosmetics & Fragrance, Inc.(1)	71,324	4,630,354
		23,341,891
TEXTILES, APPAREL AND LUXURY GOODS — 2.3%
Deckers Outdoor Corp.(1)	24,334	1,838,920
Fossil, Inc.(1)	27,096	2,150,339

9

Shares	Value
Lululemon Athletica, Inc.(1)	33,200	$ 1,549,112
Michael Kors Holdings Ltd.(1)	60,542	1,649,769
		7,188,140
TRADING COMPANIES AND DISTRIBUTORS — 1.9%
Fastenal Co.	114,309	4,985,015
United Rentals, Inc.(1)	37,061	1,095,153
		6,080,168
WIRELESS TELECOMMUNICATION SERVICES — 1.4%
SBA Communications Corp., Class A(1)	71,837	3,086,118
Tim Participacoes SA ADR	53,638	1,383,860
		4,469,978
TOTAL COMMON STOCKS (Cost $254,679,480)		309,894,706
Temporary Cash Investments — 1.7%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.125%, 5/15/21, valued at $1,750,330), in a joint trading account at 0.00%, dated 12/30/11, due 1/3/12 (Delivery value $1,710,606)		1,710,606
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.750%, 5/31/16, valued at $872,275), in a joint trading account at 0.01%, dated 12/30/11, due 1/3/12 (Delivery value $855,304)		855,303
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.750%, 2/15/37, valued at $1,747,646), in a joint trading account at 0.02%, dated 12/30/11, due 1/3/12 (Delivery value $1,710,609)		1,710,605
SSgA U.S. Government Money Market Fund	998,932	998,932
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,275,446)		5,275,446
TOTAL INVESTMENT SECURITIES — 100.4%(Cost $259,954,926)		315,170,152
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,386,096)
TOTAL NET ASSETS — 100.0%		$313,784,056

Geographic Diversification
(as a % of net assets)
United States	88.4%
Ireland	1.5%
Israel	1.4%
People’s Republic of China	1.4%
Bermuda	0.9%
Netherlands	0.8%
Spain	0.8%
Singapore	0.8%
United Kingdom	0.7%
Argentina	0.6%
Hong Kong	0.5%
Canada	0.5%
Brazil	0.4%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,469,385	EUR for USD	UBS AG	1/31/12	$1,902,065	$19,056
1,026,903	GBP for USD	Credit Suisse AG	1/31/12	1,594,411	13,090
				$3,496,476	$32,146
(Value on Settlement Date $3,528,622)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
GBP = British Pound
USD = United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $259,954,926)	$315,170,152
Foreign currency holdings, at value (cost of $20,471)	20,409
Receivable for investments sold	1,837,594
Receivable for capital shares sold	68,135
Unrealized gain on forward foreign currency exchange contracts	32,146
Dividends and interest receivable	113,557
317,241,993

Liabilities
Payable for investments purchased	2,990,332
Payable for capital shares redeemed	199,425
Accrued management fees	268,180
3,457,937

Net Assets	$313,784,056

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	23,739,903

Net Asset Value Per Share	$13.22

Net Assets Consist of:
Capital (par value and paid-in surplus)	$240,629,077
Accumulated net investment loss	(32,146)
Undistributed net realized gain	17,940,002
Net unrealized appreciation	55,247,123
$313,784,056

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,347)	$2,179,374
Interest	2,635
2,182,009

Expenses:
Management fees	3,525,742
Directors’ fees and expenses	15,024
Other expenses	28
3,540,794

Net investment income (loss)	(1,358,785)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(387))	33,416,325
Foreign currency transactions	130,455
33,546,780

Change in net unrealized appreciation (depreciation) on:
Investments	(55,750,128)
Translation of assets and liabilities in foreign currencies	48,632
(55,701,496)

Net realized and unrealized gain (loss)	(22,154,716)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,513,501)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$(1,358,785)	$(1,018,888)
Net realized gain (loss)	33,546,780	36,494,123
Change in net unrealized appreciation (depreciation)	(55,701,496)	47,941,875
Net increase (decrease) in net assets resulting from operations	(23,513,501)	83,417,110

Capital Share Transactions
Proceeds from shares sold	50,828,232	63,386,766
Payments for shares redeemed	(70,265,057)	(55,373,706)
Net increase (decrease) in net assets from capital share transactions	(19,436,825)	8,013,060

Net increase (decrease) in net assets	(42,950,326)	91,430,170

Net Assets
Beginning of period	356,734,382	265,304,212
End of period	$313,784,056	$356,734,382

Accumulated undistributed net investment income (loss)	$(32,146)	$16,620

Transactions in Shares of the Fund
Sold	3,489,447	5,207,439
Redeemed	(4,970,631)	(4,615,642)
Net increase (decrease) in shares of the fund	(1,481,184)	591,797

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing in equity securities of medium-sized and smaller companies that management believes will increase in value over time.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00%. The effective annual management fee for the year ended December 31, 2011 was 1.00%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $342,551,053 and $362,032,882, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$261,076,464
Gross tax appreciation of investments	$66,645,940
Gross tax depreciation of investments	(12,552,252)
Net tax appreciation (depreciation) of investments	$54,093,688

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$277,433,265	—	—
Foreign Common Stocks	27,811,180	$4,650,261	—
Temporary Cash Investments	998,932	4,276,514	—
Total Value of Investment Securities	$306,243,377	$8,926,775	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$32,146	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

17

The value of foreign currency risk derivative instruments as of December 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $32,146 in unrealized gain on forward foreign currency exchange contracts. For the year ended December 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $133,709 in net realized gain (loss) on foreign currency transactions and $48,766 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund concentrates its investments in common stocks of smaller companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$14.14	(0.05)(1)	(0.87)	(0.92)	—	—	—	$13.22	(6.51)%	1.00%	(0.39)%	98%	$313,784
2010	$10.77	(0.04)(1)	3.41	3.37	—	—	—	$14.14	31.29%	1.01%	(0.35)%	117%	$356,734
2009	$7.94	(0.02)(1)	2.92	2.90	(0.07)	—	(0.07)	$10.77	37.07%	1.00%	(0.27)%	153%	$265,304
2008	$15.98	(0.05)(1)	(6.96)	(7.01)	—	(1.03)	(1.03)	$7.94	(46.18)%	1.00%	(0.39)%	166%	$269,681
2007	$10.96	(0.07)	5.09	5.02	—	—	—	$15.98	45.80%	1.00%	(0.54)%	138%	$599,631

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp.(computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74307   1202

ANNUAL REPORT                    DECEMBER 31, 2011

VP Growth Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Management	21
Additional Information	24

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

U.S. Stocks Declined in a Volatile Period

For the period from May 2, 2011 (fund inception), through December 31, 2011, the U.S. stock market faced significant volatility, ultimately resulting in negative overall returns. Coming into the reporting period, stocks had experienced an eight-month rally driven by improving economic data and better-than-expected corporate profits. However, after peaking in late April, stocks reversed course as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence.

Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year as stocks suffered their largest quarterly decline since the height of the credit crisis in late 2008. However, the equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the period. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks Held Up Best

For the reporting period, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, fell by 6–8%. As the table below illustrates, large-cap stocks held up better than mid- and small-cap issues, which posted double-digit declines. Growth and value stocks were mixed—growth outperformed value among large-cap shares, but value prevailed in the mid- and small-cap segments of the market.

Given the market downturn during the reporting period, just two sectors of the market posted positive returns—utilities and consumer staples, which are considered the most defensive sectors of the market. On the downside, the financials sector suffered the largest losses as the upheaval in Europe and continued fallout from the credit crisis weighed on financial stocks. The economically sensitive industrials and materials sectors were also among the weaker performers during the period.

U.S. Stock Index Returns
From April 30, 2011 through December 31, 2011*
Russell 1000 Index (Large-Cap)	-7.25%	Russell 2000 Index (Small-Cap)	-13.51%
Russell 1000 Growth Index	-6.33%	Russell 2000 Growth Index	-14.21%
Russell 1000 Value Index	-8.14%	Russell 2000 Value Index	-12.77%
Russell Midcap Index	-11.18%	*Total returns for periods less than one year are not annualized.
Russell Midcap Growth Index	-11.99%
Russell Midcap Value Index	-10.38%

2

Performance

Total Returns as of December 31, 2011
	Ticker Symbol	Since Inception(1)	Inception Date
Class I	AWRIX	-8.41%	5/2/11
Russell 1000 Growth Index	—	-6.33%(2)	—
Class II	AWREX	-8.50%	5/2/11
(1)	Total returns for periods less than one year are not annualized.
(2)	Since 4/30/11, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011

*From 5/2/11, Class I’s inception date. Index data from 4/30/11, the date nearest Class I’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.00%	1.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

VP Growth returned –8.41%* in the period from its May 2, 2011 inception through December 31, 2011. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned –6.33% from April 30, 2011 through December 31, 2011.

In terms of VP Growth’s absolute returns in the period since its inception, industrial shares detracted most, while consumer staples were the leading contributors. Relative to the benchmark, stock selection made the materials, information technology, and consumer discretionary sectors the leading detractors. Stock choices and an overweight position meant telecommunication services shares contributed most to relative performance.

Leading Detractors

In the materials segment, chemicals firms were responsible for the bulk of the underperformance. A key detractor in this space was chemical firm LyondellBasell Industries, which suffered from concerns about feedstock bottlenecks. In addition, a number of VP Growth’s holdings were affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about a slowdown in the global economy. A good example is iron and coal producer Cliffs Natural Resources, which reported no issues with iron ore pricing, but nevertheless suffered multiple compression and underperformed because of worry about the economic outlook.

Stock selection also detracted in the technology sector. It hurt to hold an underweight position in International Business Machines Corp. (IBM), whose stock benefited from being perceived as somewhat of a “safe-haven” within the technology sector during the market downturn. We believe IBM is trading at an historically high relative valuation given the company’s growth rate and impending slowdown in their mainframe computer business. It also hurt to hold a stake in storage hardware provider NetApp, Inc., which reported inline results but lowered its forward outlook because of a slowdown in the financial and government sectors. We reduced the position, but still believe NetApp, Inc. will continue to gain market share from competitors Hewlett-Packard, Hitachi, and IBM.

In the consumer discretionary space, auto component companies detracted most, led by a position in Autoliv. The stock suffered from uncertainty as a result of an European Union investigation relating to price fixing. The nature of the investigation means that the company can say little to investors other than that they will take a charge as a result. We continued to hold the stock because the firm’s active safety business has a positive outlook for the next few years.

Leading Contributors

Looking at positive contributors to relative results, stock selection and allocation decisions drove outperformance in the telecommunication services sector. The leading contributor to relative results in this space was cellular tower operator Crown Castle International. The company continues to benefit from a long-running trend toward the build-out of data networks for mobile phones.

*All fund returns referenced in this commentary are for Class I shares. Total returns for periods less than one year are not annualized.

4

Elsewhere, an overweight position in MasterCard was the number-one contributor for the period. The company reported better-than-expected margins and earnings, and benefited from resolution of uncertainty around interchange fees on debit transactions. Another key contribution to performance came from a stake in aerospace and defense firm Goodrich. The company was acquired during the period by United Technologies at a significant premium. It also helped to hold a stake in biotechnology firm Alexion Pharmaceuticals, which received U.S. and European approval of a second indication for Soliris, a leading drug for the treatment of rare blood disorders.

And despite detracting overall for the period, the consumer discretionary sector was nevertheless home to several of the portfolio’s notable individual contributors to relative results. Starbucks was the leading contributor in the sector, benefiting from lower input costs as coffee bean prices declined. Stakes in Macy’s and McDonald’s also aided relative performance, as did an underweight position in Ford Motor.

Current Positioning

We understand that investors use VP Growth as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that VP Growth is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of December 31, 2011 the consumer discretionary, telecommunication services, and information technology sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in industrials, financials, and materials shares.

5

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	6.0%
Exxon Mobil Corp.	4.3%
Google, Inc., Class A	3.1%
Coca-Cola Co. (The)	2.4%
Schlumberger Ltd.	2.4%
Philip Morris International, Inc.	2.0%
PepsiCo, Inc.	1.9%
McDonald’s Corp.	1.8%
Microsoft Corp.	1.8%
United Technologies Corp.	1.7%

Top Five Industries	% of net assets
Computers and Peripherals	8.2%
Oil, Gas and Consumable Fuels	7.9%
Software	5.0%
Beverages	4.7%
Hotels, Restaurants and Leisure	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Exchange-Traded Funds	0.6%
Total Equity Exposure	98.5%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.4)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 – 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$939.40	$4.94	1.01%
Class II	$1,000	$938.50	$5.67	1.16%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 97.9%
AEROSPACE AND DEFENSE — 4.5%
Hexcel Corp.(1)	112	$ 2,712
Honeywell International, Inc.	232	12,609
Precision Castparts Corp.	48	7,910
Textron, Inc.	147	2,718
United Technologies Corp.	215	15,714
		41,663
AIR FREIGHT AND LOGISTICS — 1.6%
United Parcel Service, Inc., Class B	201	14,711
AUTO COMPONENTS — 1.5%
Autoliv, Inc.	102	5,456
BorgWarner, Inc.(1)	134	8,541
		13,997
AUTOMOBILES — 0.7%
Harley-Davidson, Inc.	158	6,141
BEVERAGES — 4.7%
Boston Beer Co., Inc., Class A(1)	13	1,411
Coca-Cola Co. (The)	315	22,041
Hansen Natural Corp.(1)	25	2,303
PepsiCo, Inc.	257	17,052
		42,807
BIOTECHNOLOGY — 1.4%
Alexion Pharmaceuticals, Inc.(1)	63	4,505
Gilead Sciences, Inc.(1)	154	6,303
Medivation, Inc.(1)	35	1,614
		12,422
CAPITAL MARKETS — 0.7%
BlackRock, Inc.	36	6,417
CHEMICALS — 2.2%
E.I. du Pont de Nemours & Co.	156	7,142
Monsanto Co.	119	8,338
Rockwood Holdings, Inc.(1)	127	5,000
		20,480
COMMUNICATIONS EQUIPMENT — 3.6%
Cisco Systems, Inc.	623	11,264
F5 Networks, Inc.(1)	56	5,943
Polycom, Inc.(1)	131	2,135
QUALCOMM, Inc.	253	13,839
		33,181
COMPUTERS AND PERIPHERALS — 8.2%
Apple, Inc.(1)	135	54,675
EMC Corp.(1)	550	11,847
Hewlett-Packard Co.	168	4,328
NetApp, Inc.(1)	116	4,207
		75,057
CONSUMER FINANCE — 0.7%
American Express Co.	136	6,415
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Windstream Corp.	243	2,853
ELECTRICAL EQUIPMENT — 0.7%
Rockwell Automation, Inc.	91	6,677
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.9%
Jabil Circuit, Inc.	297	5,839
Trimble Navigation Ltd.(1)	47	2,040
		7,879
ENERGY EQUIPMENT AND SERVICES — 3.7%
Core Laboratories NV	38	4,330
Hornbeck Offshore Services, Inc.(1)	48	1,489
Oceaneering International, Inc.	126	5,813
Schlumberger Ltd.	320	21,859
		33,491
FOOD AND STAPLES RETAILING — 2.0%
Costco Wholesale Corp.	118	9,832
CVS Caremark Corp.	124	5,057
Whole Foods Market, Inc.	56	3,896
		18,785
FOOD PRODUCTS — 1.4%
Hershey Co. (The)	90	5,560
Kellogg Co.	76	3,843
Mead Johnson Nutrition Co.	49	3,368
		12,771
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.6%
Cooper Cos., Inc. (The)	34	2,398
Covidien plc	176	7,922
DENTSPLY International, Inc.	96	3,359
Edwards Lifesciences Corp.(1)	54	3,818
Hill-Rom Holdings, Inc.	76	2,560
IDEXX Laboratories, Inc.(1)	33	2,539
Intuitive Surgical, Inc.(1)	10	4,630
Zimmer Holdings, Inc.(1)	109	5,823
		33,049
HEALTH CARE PROVIDERS AND SERVICES — 1.5%
Express Scripts, Inc.(1)	244	10,905
UnitedHealth Group, Inc.	52	2,635
		13,540
HOTELS, RESTAURANTS AND LEISURE — 4.6%
Chipotle Mexican Grill, Inc.(1)	12	4,053
McDonald’s Corp.	165	16,554
Starbucks Corp.	295	13,573
Starwood Hotels & Resorts Worldwide, Inc.	170	8,155
		42,335

8

Shares	Value
HOUSEHOLD DURABLES — 0.5%
Tempur-Pedic International, Inc.(1)	83	$ 4,360
HOUSEHOLD PRODUCTS — 1.3%
Church & Dwight Co., Inc.	51	2,334
Colgate-Palmolive Co.	107	9,886
		12,220
INSURANCE — 0.4%
Brown & Brown, Inc.	151	3,417
INTERNET AND CATALOG RETAIL — 1.3%
Amazon.com, Inc.(1)	69	11,944
INTERNET SOFTWARE AND SERVICES — 3.1%
Google, Inc., Class A(1)	44	28,420
IT SERVICES — 3.7%
Accenture plc, Class A	172	9,155
International Business Machines Corp.	78	14,343
MasterCard, Inc., Class A	27	10,066
		33,564
LIFE SCIENCES TOOLS AND SERVICES — 1.1%
Agilent Technologies, Inc.(1)	118	4,122
Illumina, Inc.(1)	113	3,444
Thermo Fisher Scientific, Inc.(1)	50	2,248
		9,814
MACHINERY — 3.0%
Cummins, Inc.	56	4,929
Deere & Co.	97	7,503
Gardner Denver, Inc.	43	3,314
Illinois Tool Works, Inc.	61	2,849
Joy Global, Inc.	120	8,996
		27,591
MARINE — 0.3%
Kirby Corp.(1)	44	2,897
MEDIA — 2.1%
CBS Corp., Class B	182	4,939
DirecTV, Class A(1)	193	8,253
Viacom, Inc., Class B	132	5,994
		19,186
METALS AND MINING — 1.6%
Cliffs Natural Resources, Inc.	113	7,046
Freeport-McMoRan Copper & Gold, Inc.	198	7,284
		14,330
MULTILINE RETAIL — 1.5%
Dollar General Corp.(1)	132	5,430
Macy’s, Inc.	260	8,367
		13,797
OIL, GAS AND CONSUMABLE FUELS — 7.9%
Devon Energy Corp.	86	5,332
EOG Resources, Inc.	71	6,994
Exxon Mobil Corp.	469	39,752
Noble Energy, Inc.	88	8,306
Occidental Petroleum Corp.	125	11,713
		72,097
PERSONAL PRODUCTS — 0.9%
Estee Lauder Cos., Inc. (The), Class A	77	8,649
PHARMACEUTICALS — 3.3%
Abbott Laboratories	262	14,732
Allergan, Inc.	94	8,248
Johnson & Johnson	80	5,247
Perrigo Co.	18	1,751
		29,978
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
AvalonBay Communities, Inc.	18	2,351
Simon Property Group, Inc.	38	4,900
		7,251
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.4%
CBRE Group, Inc.(1)	254	3,866
ROAD AND RAIL — 0.9%
Union Pacific Corp.	81	8,581
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
Avago Technologies Ltd.	154	4,444
Broadcom Corp., Class A(1)	159	4,668
KLA-Tencor Corp.	94	4,536
Linear Technology Corp.	193	5,796
Xilinx, Inc.	254	8,143
		27,587
SOFTWARE — 5.4%
Cerner Corp.(1)	56	3,430
Check Point Software Technologies Ltd.(1)	105	5,517
Fortinet, Inc.(1)	131	2,857
Microsoft Corp.	620	16,095
Oracle Corp.	455	11,671
QLIK Technologies, Inc.(1)	101	2,444
Red Hat, Inc.(1)	125	5,161
Salesforce.com, Inc.(1)	24	2,435
		49,610

9

Shares	Value
SPECIALTY RETAIL — 2.8%
Home Depot, Inc. (The)	238	$ 10,006
Limited Brands, Inc.	86	3,470
O’Reilly Automotive, Inc.(1)	73	5,836
Tractor Supply Co.	36	2,526
Urban Outfitters, Inc.(1)	138	3,803
		25,641
TEXTILES, APPAREL AND LUXURY GOODS — 0.9%
Coach, Inc.	114	6,959
Lululemon Athletica, Inc.(1)	32	1,493
		8,452
TOBACCO — 2.0%
Philip Morris International, Inc.	230	18,050
WIRELESS TELECOMMUNICATION SERVICES — 1.2%
Crown Castle International Corp.(1)	238	10,662
TOTAL COMMON STOCKS (Cost $912,385)		896,635
Exchange-Traded Funds — 0.6%
iShares Russell 1000 Growth Index Fund (Cost $5,586)	97	5,606
Temporary Cash Investments — 1.9%
SSgA U.S. Government Money Market Fund (Cost $17,472)	17,472	17,472
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $935,443)		919,713
OTHER ASSETS AND LIABILITIES — (0.4)%		(3,587)
TOTAL NET ASSETS — 100.0%		$916,126

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $935,443)	$919,713
Receivable for investments sold	1,234
Dividends receivable	780
921,727

Liabilities
Payable for investments purchased	4,767
Accrued management fees	737
Distribution fees payable	97
5,601

Net Assets	$916,126

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,004,504
Accumulated net realized loss	(72,648)
Net unrealized depreciation	(15,730)
$916,126

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$457,790	50,216	$9.12
Class II, $0.01 Par Value	$458,336	50,277	$9.12

See Notes to Financial Statements.

11

Statement of Operations

FOR THE PERIOD ENDED DECEMBER 31, 2011(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $15)	$10,061

Expenses:
Management fees	5,818
Distribution fees — Class II	765
Directors’ fees and expenses	28
6,611

Net investment income (loss)	3,450

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(72,685)
Foreign currency transactions	82
(72,603)

Change in net unrealized appreciation (depreciation) on investments	(15,730)

Net realized and unrealized gain (loss)	(88,333)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(84,883)

(1)	May 2, 2011 (fund inception) through December 31, 2011.

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

PERIOD ENDED DECEMBER 31, 2011(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,450
Net realized gain (loss)	(72,603)
Change in net unrealized appreciation (depreciation)	(15,730)
Net increase (decrease) in net assets resulting from operations	(84,883)

Distributions to Shareholders
From net investment income:
Class I	(1,980)
Class II	(1,525)
Decrease in net assets from distributions	(3,505)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,004,514

Net increase (decrease) in net assets	916,126

Net Assets
End of period	$916,126

(1)	May 2, 2011 (fund inception) through December 31, 2011.

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value over time.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. All classes of the fund commenced sale on May 2, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

14

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2011, the fund had accumulated short-term capital losses of $(67,456), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period May 2, 2011 (fund inception) through December 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 100% of the outstanding shares of the fund. ACIM does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period May 2, 2011 (fund inception) through December 31, 2011 were $1,594,728 and $604,072, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$940,635
Gross tax appreciation of investments	$45,762
Gross tax depreciation of investments	(66,684)
Net tax appreciation (depreciation) of investments	$(20,922)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended December 31, 2011(1)
	Shares	Amount
Class I/Shares Authorized	50,000,000
Sold	50,000	$500,000
Issued in reinvestment of distributions	216	1,980
	50,216	501,980
Class II/Shares Authorized	50,000,000
Sold	50,110	501,009
Issued in reinvestment of distributions	167	1,525
	50,277	502,534
Net increase (decrease)	100,493	$1,004,514

(1)	May 2, 2011 (fund inception) through December 31, 2011.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign

17

currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund participated in foreign currency risk derivative instruments during the period consistent with its exposure to foreign denominated securities.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the period May 2, 2011 (fund inception) through December 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $95 in net realized gain (loss) on foreign currency transactions.

18

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011(3)	$10.00	0.04	(0.88)	(0.84)	(0.04)	$9.12	(8.41)%	1.00%(4)	0.64%(4)	66%	$458
Class II
2011(3)	$10.00	0.03	(0.88)	(0.85)	(0.03)	$9.12	(8.50)%	1.15%(4)	0.49%(4)	66%	$458

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	May 2, 2011 (fund inception) through December 31, 2011.
(4)	Annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 2, 2011 (fund inception) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Growth Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period May 2, 2011 (fund inception) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $3,505, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2011 as qualified for the corporate dividends received deduction.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74313   1202

ANNUAL REPORT      |      DECEMBER 31, 2011

VP Income & Growth Fund

Market Perspective	2
Performance	3
Portfolio Commentary	4
Fund Characteristics	6
Shareholder Fee Example	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Notes to Financial Statements	14
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	21
Management	22
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence. Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year.

The equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the year. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks and Growth-Oriented Issues Held Up Best

Thanks to a strong finish, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2% in 2011. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, posting modestly positive returns, while mid- and small-cap issues declined. Meanwhile, growth and value stocks were mixed—growth outperformed value among large- and small-cap shares, but value prevailed in the mid-cap segment of the market.

Given the extreme volatility during the year, the most defensive sectors of the market generated the best returns; the utilities, consumer staples, and health care sectors all produced double-digit gains for the year. On the downside, just three sectors of the market declined in 2011—the economically sensitive industrials and materials sectors, as well as the financials sector.

U.S. Stock Index Returns
For the 12 months ended December 31, 2011
Russell 1000 Index (Large-Cap)	1.50%	Russell 2000 Index (Small-Cap)	-4.18%
Russell 1000 Growth Index	2.64%	Russell 2000 Growth Index	-2.91%
Russell 1000 Value Index	0.39%	Russell 2000 Value Index	-5.50%
Russell Midcap Index	-1.55%
Russell Midcap Growth Index	-1.65%
Russell Midcap Value Index	-1.38%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVGIX	3.11%	-1.90%	2.75%	3.96%	10/30/97
S&P 500 Index	—	2.11%	-0.25%	2.92%	4.11%(1)	—
Class II	AVPGX	2.86%	-2.16%	—	2.89%	5/1/02
Class III	AIGTX	3.11%	-1.90%	—	4.29%	6/26/02

(1)	Since 10/31/97, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2001

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.72%	0.97%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned 3.11%* in 2011, compared with the 2.11% return of its benchmark, the S&P 500 Index.

The modestly positive returns for both the fund and the index masked an extremely turbulent market environment during the year (see page 2 for details). The fund outperformed the S&P 500 in 2011 despite its tilt toward value, as value-oriented stocks underperformed the broad index for the third straight calendar year. Stock selection, particularly in the health care and financials sectors, was the key behind VP Income & Growth’s outperformance of the index.

Absolute Performance Driven by Health Care

On an absolute basis, VP Income & Growth’s holdings in the health care sector were far and away the best performers, gaining more than 25% as a group. Four of the top ten absolute performance contributors came from this sector, including biotechnology firm Biogen Idec, managed care providers Humana and UnitedHealth Group, and pharmaceutical firm Pfizer.

Other top absolute contributors included oil and gas producers Exxon Mobil and Chevron, as well as IT services provider International Business Machines and consumer electronics maker Apple.

The fund’s holdings in the financials and materials sectors declined the most in 2011. The most significant decliners from these sectors included financial services provider Citigroup and metals producer Freeport-McMoRan Copper & Gold. Other notable detractors from absolute performance included electronic components manufacturer Vishay Intertechnology, commercial banking firm Bank of New York Mellon, and energy producers Murphy Oil and Transocean.

Health Care and Financials Outperformed

Looking at performance versus the S&P 500, VP Income & Growth’s health care and financials holdings contributed the most to the fund’s outperformance of the index in 2011. The bulk of the outperformance in the health care sector resulted from stock selection among biotechnology firms and health care providers. The leading relative performance contributor was biotechnology company Biogen Idec, which rallied sharply amid robust sales of its multiple sclerosis medications. Health care providers Humana and UnitedHealth Group were also strong contributors, benefiting from rising enrollment and better cost management.

When it comes to stock selection, underweighting stocks that don’t perform well is just as important as overweighting stocks that do perform well, and this was a key factor in the outperformance of the fund’s financials holdings. Underweight positions in diversified financial services companies and capital markets firms boosted results relative to the S&P 500. In particular, the fund held underweight positions in financial services giant Bank of America and investment bank Goldman Sachs, both of which lowered earnings projections as they struggled with narrowing net interest margins and problematic loans.

*All fund returns referenced in this commentary are for Class I shares.

4

Other top contributors to VP Income & Growth’s performance versus the S&P 500 included several consumer-oriented stocks—apparel maker VF Corp., tobacco company Reynolds American, and chocolate confectioner Hershey. VF Corp. outpaced earnings expectations and made a beneficial acquisition during the year; Reynolds American consistently exceeded earnings expectations and benefited from growing investor demand for high dividend yields; and Hershey enjoyed healthy revenues and profits thanks to rising prices and improving sales growth internationally.

Technology and Industrials Detracted

VP Income & Growth’s holdings in the information technology and industrials sectors underperformed their counterparts in the S&P 500 in 2011. Stock selection among IT services providers and an overweight position in electronic equipment manufacturers detracted the most in the information technology sector. The most significant individual detractors in this sector included electronic components maker Vishay Intertechnology and IT services provider Computer Sciences. Vishay failed to meet earnings expectations during the last six months as consumer demand weakened, while Computer Sciences stumbled as a decline in government spending led to an earnings disappointment.

In the industrials sector, security selection among aerospace and defense companies and an overweight position in construction and engineering firms had the biggest negative impact. Aerospace company United Technologies was the largest individual detractor in this sector, declining amid slowing orders and weaker defense spending.

Other notable detractors to fund performance compared with the S&P 500 included auto parts maker TRW Automotive Holdings and metals producer Freeport-McMoRan Copper & Gold. TRW Automotive slumped amid concerns about declining profit margins resulting from higher raw materials costs, while Freeport-McMoRan faced volatility in metals prices and a three-month mining strike in Indonesia that took its toll on profits.

Outlook

As we move into 2012, the U.S. economy continues to muddle along—not in recession, but far from the level of growth needed for a sustainable recovery. Meanwhile, uncertainty regarding a resolution to the sovereign debt situation in Europe has put downward pressure on global economic growth. In this uncertain environment, we are likely to see continued bouts of equity market volatility in the coming year.

We believe that our disciplined, systematic investment process is especially beneficial in periods of extreme market volatility, because we adhere to our objective investment approach regardless of the short-term swings and emotion sweeping the financial markets. It also allows us to take advantage of pricing inefficiencies that often result from volatile market conditions. We believe this approach will produce favorable returns for our shareholders over the long term.

5

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.1%
Chevron Corp.	2.7%
International Business Machines Corp.	2.5%
Apple, Inc.	2.5%
Microsoft Corp.	2.4%
Johnson & Johnson	2.2%
Philip Morris International, Inc.	2.1%
Pfizer, Inc.	2.0%
AT&T, Inc.	1.9%
Intel Corp.	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.0%
Pharmaceuticals	7.9%
Insurance	4.7%
Software	4.4%
Computers and Peripherals	4.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11 – 12/31/11	Annualized Expense Ratio*
Actual
Class I	$1,000	$963.20	$3.46	0.70%
Class II	$1,000	$960.50	$4.69	0.95%
Class III	$1,000	$963.20	$3.46	0.70%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%
Class III	$1,000	$1,021.68	$3.57	0.70%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

7

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 99.2%
AEROSPACE AND DEFENSE — 3.4%
General Dynamics Corp.	33,394	$2,217,695
Lockheed Martin Corp.	887	71,758
Northrop Grumman Corp.	41,033	2,399,610
Raytheon Co.	3,641	176,152
United Technologies Corp.	43,076	3,148,425
		8,013,640
AIR FREIGHT AND LOGISTICS — 0.8%
United Parcel Service, Inc., Class B	26,203	1,917,798
AUTO COMPONENTS — 0.5%
TRW Automotive Holdings Corp.(1)	33,615	1,095,849
AUTOMOBILES — 0.5%
Ford Motor Co.(1)	114,336	1,230,255
BEVERAGES — 2.7%
Coca-Cola Co. (The)	18,043	1,262,469
Coca-Cola Enterprises, Inc.	21,428	552,414
Constellation Brands, Inc., Class A(1)	101,533	2,098,687
Dr Pepper Snapple Group, Inc.	55,437	2,188,653
PepsiCo, Inc.	3,199	212,253
		6,314,476
BIOTECHNOLOGY — 1.7%
Amgen, Inc.	33,395	2,144,293
Biogen Idec, Inc.(1)	17,568	1,933,358
		4,077,651
CAPITAL MARKETS — 1.7%
Bank of New York Mellon Corp. (The)	114,511	2,279,914
BlackRock, Inc.	342	60,958
Janus Capital Group, Inc.	63,215	398,887
Legg Mason, Inc.	48,265	1,160,773
		3,900,532
CHEMICALS — 2.8%
CF Industries Holdings, Inc.	15,487	2,245,305
Monsanto Co.	35,823	2,510,118
PPG Industries, Inc.	21,362	1,783,513
		6,538,936
COMMERCIAL BANKS — 2.7%
U.S. Bancorp.	89,295	2,415,430
Wells Fargo & Co.	145,536	4,010,972
		6,426,402
COMMUNICATIONS EQUIPMENT — 0.4%
Cisco Systems, Inc.	35,457	641,063
Motorola Solutions, Inc.	6,562	303,755
		944,818
COMPUTERS AND PERIPHERALS — 4.1%
Apple, Inc.(1)	14,341	5,808,105
Dell, Inc.(1)	146,030	2,136,419
Lexmark International, Inc., Class A	7,679	253,945
Seagate Technology plc	20,821	341,464
Western Digital Corp.(1)	38,599	1,194,639
		9,734,572
CONSTRUCTION AND ENGINEERING — 0.7%
Fluor Corp.	7,371	370,393
URS Corp.(1)	33,102	1,162,542
		1,532,935
CONSUMER FINANCE — 1.4%
American Express Co.	31,874	1,503,497
Cash America International, Inc.	36,216	1,688,752
		3,192,249
DIVERSIFIED CONSUMER SERVICES — 0.9%
ITT Educational Services, Inc.(1)	35,794	2,036,321
DIVERSIFIED FINANCIAL SERVICES — 1.6%
CME Group, Inc.	754	183,727
JPMorgan Chase & Co.	103,454	3,439,846
NASDAQ OMX Group, Inc. (The)(1)	7,073	173,359
		3,796,932
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.9%
AT&T, Inc.	151,044	4,567,570
Verizon Communications, Inc.	112,724	4,522,487
		9,090,057
ELECTRIC UTILITIES — 1.6%
American Electric Power Co., Inc.	4,767	196,925
Entergy Corp.	22,837	1,668,243
FirstEnergy Corp.	44,591	1,975,381
		3,840,549
ELECTRICAL EQUIPMENT — 0.3%
Emerson Electric Co.	15,788	735,563
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.2%
Jabil Circuit, Inc.	17,953	352,956
TE Connectivity Ltd.	52,566	1,619,558
Tech Data Corp.(1)	1,743	86,122
Vishay Intertechnology, Inc.(1)	82,471	741,414
		2,800,050

8

	Shares	Value
ENERGY EQUIPMENT AND SERVICES — 1.4%
Halliburton Co.	2,105	$72,644
Helix Energy Solutions Group, Inc.(1)	119,208	1,883,486
National Oilwell Varco, Inc.	15,758	1,071,386
Transocean Ltd.	7,939	304,778
		3,332,294
FOOD AND STAPLES RETAILING — 0.8%
SUPERVALU, Inc.	66,405	539,209
Wal-Mart Stores, Inc.	5,454	325,931
Walgreen Co.	30,125	995,932
		1,861,072
FOOD PRODUCTS — 3.2%
Campbell Soup Co.	18,890	627,904
ConAgra Foods, Inc.	81,850	2,160,840
H.J. Heinz Co.	3,582	193,571
Hershey Co. (The)	27,337	1,688,880
Smithfield Foods, Inc.(1)	39,269	953,451
Tyson Foods, Inc., Class A	93,310	1,925,918
		7,550,564
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.8%
Becton Dickinson and Co.	16,584	1,239,156
Medtronic, Inc.	3,267	124,963
Zimmer Holdings, Inc.(1)	9,623	514,061
		1,878,180
HEALTH CARE PROVIDERS AND SERVICES — 2.6%
Humana, Inc.	24,722	2,165,894
UnitedHealth Group, Inc.	57,884	2,933,561
WellCare Health Plans, Inc.(1)	9,603	504,158
WellPoint, Inc.	5,974	395,778
		5,999,391
HOTELS, RESTAURANTS AND LEISURE — 0.6%
Brinker International, Inc.	6,420	171,799
McDonald’s Corp.	9,471	950,225
Yum! Brands, Inc.	4,073	240,348
		1,362,372
HOUSEHOLD DURABLES†
Garmin Ltd.	2,433	96,858
HOUSEHOLD PRODUCTS — 1.5%
Kimberly-Clark Corp.	23,289	1,713,139
Procter & Gamble Co. (The)	28,645	1,910,908
		3,624,047
INDUSTRIAL CONGLOMERATES — 1.6%
General Electric Co.	216,460	3,876,799
INSURANCE — 4.7%
ACE Ltd.	36,195	2,537,993
Allied World Assurance Co. Holdings AG	19,615	1,234,372
American Financial Group, Inc.	47,962	1,769,318
Berkshire Hathaway, Inc., Class B(1)	9,435	719,890
Marsh & McLennan Cos., Inc.	4,647	146,938
Principal Financial Group, Inc.	87,531	2,153,263
Prudential Financial, Inc.	49,988	2,505,399
		11,067,173
INTERNET AND CATALOG RETAIL — 0.7%
Expedia, Inc.	35,910	1,042,108
TripAdvisor, Inc.(1)	26,483	667,637
		1,709,745
INTERNET SOFTWARE AND SERVICES — 1.3%
AOL, Inc.(1)	47,070	710,757
Google, Inc., Class A(1)	3,517	2,271,630
		2,982,387
IT SERVICES — 3.9%
Accenture plc, Class A	35,389	1,883,756
Computer Sciences Corp.	36,310	860,547
Convergys Corp.(1)	35,420	452,313
International Business Machines Corp.	32,021	5,888,022
		9,084,638
LEISURE EQUIPMENT AND PRODUCTS — 0.5%
Polaris Industries, Inc.	21,944	1,228,425
MACHINERY — 1.7%
AGCO Corp.(1)	7,226	310,501
Caterpillar, Inc.	13,297	1,204,708
Parker-Hannifin Corp.	27,480	2,095,350
Sauer-Danfoss, Inc.(1)	13,249	479,747
		4,090,306
MEDIA — 3.2%
CBS Corp., Class B	87,116	2,364,328
Comcast Corp., Class A	106,954	2,535,880
Interpublic Group of Cos., Inc. (The)	2,173	21,143
Time Warner, Inc.	73,540	2,657,736
		7,579,087
METALS AND MINING — 1.2%
Freeport-McMoRan Copper & Gold, Inc.	76,194	2,803,177
MULTI-UTILITIES — 1.4%
Ameren Corp.	17,399	576,429
Consolidated Edison, Inc.	10,885	675,196
Integrys Energy Group, Inc.	16,749	907,461
Public Service Enterprise Group, Inc.	33,488	1,105,439
		3,264,525
MULTILINE RETAIL — 1.4%
Dillard’s, Inc., Class A	24,059	1,079,768
Macy’s, Inc.	68,277	2,197,154
		3,276,922

9

Shares	Value
OIL, GAS AND CONSUMABLE FUELS — 11.0%
Chevron Corp.	58,869	$6,263,662
ConocoPhillips	57,368	4,180,406
Exxon Mobil Corp.	113,194	9,594,323
Marathon Oil Corp.	60,701	1,776,718
Marathon Petroleum Corp.	9,878	328,839
Occidental Petroleum Corp.	9,535	893,430
Tesoro Corp.(1)	18,178	424,638
Valero Energy Corp.	100,155	2,108,263
W&T Offshore, Inc.	14,954	317,174
		25,887,453
PAPER AND FOREST PRODUCTS — 0.9%
Domtar Corp.	21,760	1,739,929
International Paper Co.	15,976	472,890
		2,212,819
PHARMACEUTICALS — 7.9%
Abbott Laboratories	59,800	3,362,554
Bristol-Myers Squibb Co.	20,848	734,683
Eli Lilly & Co.	66,844	2,778,037
Johnson & Johnson	77,620	5,090,319
Merck & Co., Inc.	47,718	1,798,969
Pfizer, Inc.	220,534	4,772,356
		18,536,918
PROFESSIONAL SERVICES — 0.1%
Towers Watson & Co., Class A	5,458	327,098
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
BRE Properties, Inc.	467	23,574
Public Storage	3,240	435,651
Rayonier, Inc.	10,957	489,011
Simon Property Group, Inc.	7,071	911,735
Taubman Centers, Inc.	534	33,161
		1,893,132
ROAD AND RAIL — 0.4%
Canadian National Railway Co.	310	24,353
CSX Corp.	41,514	874,285
		898,638
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.5%
Applied Materials, Inc.	72,636	777,931
Intel Corp.	188,167	4,563,050
Teradyne, Inc.(1)	39,049	532,238
		5,873,219
SOFTWARE — 4.4%
Activision Blizzard, Inc.	121,188	1,493,036
Intuit, Inc.	5,471	287,720
Microsoft Corp.	213,445	5,541,032
Oracle Corp.	68,094	1,746,611
Symantec Corp.(1)	38,026	595,107
Synopsys, Inc.(1)	21,984	597,965
		10,261,471
SPECIALTY RETAIL — 2.9%
Best Buy Co., Inc.	67,519	1,577,919
GameStop Corp., Class A(1)	76,891	1,855,380
Home Depot, Inc. (The)	77,647	3,264,280
PetSmart, Inc.	4,377	224,496
		6,922,075
TOBACCO — 2.6%
Philip Morris International, Inc.	63,675	4,997,214
Reynolds American, Inc.	24,309	1,006,879
		6,004,093
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Telephone & Data Systems, Inc.	28,640	741,490
TOTAL COMMON STOCKS (Cost $191,738,952)		233,445,953
Temporary Cash Investments — 0.7%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.125%, 5/15/21, valued at $547,047), in a joint trading account at 0.00%, dated 12/30/11, due 1/3/12 (Delivery value $534,632)		534,632
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/31/16, valued at $272,620), in a joint trading account at 0.01%, dated 12/30/11, due 1/3/12 (Delivery value $267,316)		267,316
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $546,208), in a joint trading account at 0.02%, dated 12/30/11, due 1/3/12 (Delivery value $534,632)		534,631
SSgA U.S. Government Money Market Fund	311,232	311,232
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,647,811)		1,647,811
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $193,386,763)		235,093,764
OTHER ASSETS AND LIABILITIES — 0.1%		141,066
TOTAL NET ASSETS — 100.0%		$235,234,830

Notes to Schedule of Investments

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $193,386,763)	$235,093,764
Receivable for investments sold	4,203,243
Receivable for capital shares sold	220,041
Dividends and interest receivable	267,932
239,784,980

Liabilities
Disbursements in excess of demand deposit cash	225
Payable for investments purchased	4,283,561
Payable for capital shares redeemed	125,452
Accrued management fees	138,139
Distribution fees payable	2,773
4,550,150

Net Assets	$235,234,830

Net Assets Consist of:
Capital (par value and paid-in surplus)	$263,374,180
Undistributed net investment income	81,040
Accumulated net realized loss	(69,927,391)
Net unrealized appreciation	41,707,001
$235,234,830

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$217,635,050	35,436,216	$6.14
Class II, $0.01 Par Value	$13,284,752	2,162,189	$6.14
Class III, $0.01 Par Value	$4,315,028	702,408	$6.14

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,007)	$5,681,242
Interest	242
5,681,484

Expenses:
Management fees	1,724,808
Distribution fees — Class II	34,015
Directors’ fees and expenses	11,125
1,769,948

Net investment income (loss)	3,911,536

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,185,435
Foreign currency transactions	(393)
15,185,042

Change in net unrealized appreciation (depreciation) on investments	(10,902,551)

Net realized and unrealized gain (loss)	4,282,491

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,194,027

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$3,911,536	$3,674,771
Net realized gain (loss)	15,185,042	10,702,344
Change in net unrealized appreciation (depreciation)	(10,902,551)	18,686,679
Net increase (decrease) in net assets resulting from operations	8,194,027	33,063,794

Distributions to Shareholders
From net investment income:
Class I	(3,542,096)	(3,519,982)
Class II	(178,264)	(180,269)
Class III	(67,504)	(53,635)
Decrease in net assets from distributions	(3,787,864)	(3,753,886)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(28,446,866)	(31,407,529)

Redemption Fees
Increase in net assets from redemption fees	1,903	262

Net increase (decrease) in net assets	(24,038,800)	(2,097,359)

Net Assets
Beginning of period	259,273,630	261,370,989
End of period	$235,234,830	$259,273,630

Undistributed net investment income	$81,040	—

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective.

The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

15

As of December 31, 2011, the fund had accumulated capital losses of $(65,538,938), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(12,919,697) and $(52,619,241) expire in 2016 and 2017, respectively. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

The fund has elected to treat $(1,240,858) of net capital losses incurred in the two-month period ended December 31, 2011, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class for the year ended December 31, 2011 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

16

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $133,231,541 and $162,470,684, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$196,534,358
Gross tax appreciation of investments	$44,986,566
Gross tax depreciation of investments	(6,427,160)
Net tax appreciation (depreciation) of investments	$38,559,406

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,320,658	$14,227,709	2,369,608	$13,023,759
Issued in reinvestment of distributions	580,469	3,542,096	624,023	3,519,982
Redeemed	(7,200,845)	(44,482,363)	(8,516,827)	(46,922,469)
	(4,299,718)	(26,712,558)	(5,523,196)	(30,378,728)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	409,771	2,522,796	308,348	1,685,760
Issued in reinvestment of distributions	29,170	178,264	31,970	180,269
Redeemed	(670,661)	(4,162,510)	(643,295)	(3,558,530)
	(231,720)	(1,461,450)	(302,977)	(1,692,501)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	207,426	1,293,946	348,428	2,007,571
Issued in reinvestment of distributions	11,041	67,504	9,457	53,635
Redeemed	(268,635)	(1,634,308)	(246,989)	(1,397,506)
	(50,168)	(272,858)	110,896	663,700
Net increase (decrease)	(4,581,606)	$(28,446,866)	(5,715,277)	$(31,407,529)

17

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$233,445,953	—	—
Temporary Cash Investments	311,232	$1,336,579	—
Total Value of Investment Securities	$233,757,185	$1,336,579	—

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:				Total Return(2)	Ratio to Average Net Assets of:
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period		Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$6.05	0.10	0.09	0.19	(0.10)	—	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$217,635
2010	$5.38	0.08	0.67	0.75	(0.08)	—	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$240,243
2009	$4.82	0.09	0.70	0.79	(0.23)	—	(0.23)	$5.38	18.10%	0.70%	1.98%	46%	$243,409
2008	$8.46	0.12	(2.77)	(2.65)	(0.14)	(0.85)	(0.99)	$4.82	(34.59)%	0.70%	1.86%	57%	$245,028
2007	$8.63	0.12	(0.13)	(0.01)	(0.16)	—	(0.16)	$8.46	(0.07)%	0.71%	1.39%	54%	$481,304
Class II
2011	$6.05	0.08	0.09	0.17	(0.08)	—	(0.08)	$6.14	2.86%	0.95%	1.36%	54%	$13,285
2010	$5.38	0.07	0.67	0.74	(0.07)	—	(0.07)	$6.05	13.86%	0.96%	1.23%	55%	$14,480
2009	$4.81	0.08	0.70	0.78	(0.21)	—	(0.21)	$5.38	17.77%	0.95%	1.73%	46%	$14,511
2008	$8.44	0.10	(2.76)	(2.66)	(0.12)	(0.85)	(0.97)	$4.81	(34.73)%	0.95%	1.61%	57%	$14,261
2007	$8.62	0.10	(0.14)	(0.04)	(0.14)	—	(0.14)	$8.44	(0.43)%	0.96%	1.14%	54%	$25,158
Class III
2011	$6.05	0.10	0.09	0.19	(0.10)	—	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$4,315
2010	$5.38	0.08	0.67	0.75	(0.08)	—	(0.08)	$6.05	14.15%	0.71%	1.48%	55%	$4,551
2009	$4.82	0.09	0.70	0.79	(0.23)	—	(0.23)	$5.38	18.10%	0.70%	1.98%	46%	$3,451
2008	$8.46	0.12	(2.77)	(2.65)	(0.14)	(0.85)	(0.99)	$4.82	(34.59)%	0.70%	1.86%	57%	$3,131
2007	$8.63	0.12	(0.13)	(0.01)	(0.16)	—	(0.16)	$8.46	(0.07)%	0.71%	1.39%	54%	$7,222

19

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Income & Growth Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D.Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $3,787,864, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2011 as qualified for the corporate dividends received deduction.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74304   1202

ANNUAL REPORT      |      DECEMBER 31, 2011

VP Large Company Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence. Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year.

The equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the year. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks and Growth-Oriented Issues Held Up Best

Thanks to a strong finish, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2% in 2011. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, posting modestly positive returns, while mid- and small-cap issues declined. Meanwhile, growth and value stocks were mixed—growth outperformed value among large- and small-cap shares, but value prevailed in the mid-cap segment of the market.

Given the extreme volatility during the year, the most defensive sectors of the market generated the best returns; the utilities, consumer staples, and health care sectors all produced double-digit gains for the year. On the downside, just three sectors of the market declined in 2011—the economically sensitive industrials and materials sectors, as well as the financials sector.

U.S. Stock Index Returns
For the 12 months ended December 31, 2011
Russell 1000 Index (Large-Cap)	1.50%	Russell 2000 Index (Small-Cap)	-4.18%
Russell 1000 Growth Index	2.64%	Russell 2000 Growth Index	-2.91%
Russell 1000 Value Index	0.39%	Russell 2000 Value Index	-5.50%
Russell Midcap Index	-1.55%
Russell Midcap Growth Index	-1.65%
Russell Midcap Value Index	-1.38%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVVTX	0.85%	-3.72%	1.78%(1)	10/29/04
Russell 1000 Value Index	—	0.39%	-2.64%	3.08%	—
S&P 500 Index	—	2.11%	-0.25%	3.63%	—
Class I	AVVIX	1.12%	-3.56%	1.00%(1)	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been reimbursed and/or waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004

* **	From 10/29/04, Class II’s inception date. Not annualized. Ending value would have been lower if a portion of the management fee had not been reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.93%	1.08%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

VP Large Company Value returned 1.12%* for the 12 months ended December 31, 2011. By comparison, its benchmark, the Russell 1000 Value Index, returned 0.39%, while the broader market, as measured by the S&P 500 Index, returned 2.11%. The portfolio’s returns reflect operating expenses, while the indices’ returns do not. The average return for Morningstar’s U.S. Insurance Fund Large Cap Value category (its performance, like VP Large Company Value’s, reflects operating expenses) was -0.21%.**

Stocks recorded mixed results in 2011 as some indices eked out small gains and others posted modest losses. Market volatility was high as investors confronted political turmoil in the Middle East; Japan’s earthquake, tsunami, and nuclear accident; the European debt crisis; and a political stalemate in the U.S. over the raising of the debt ceiling. Lackluster U.S. growth also dampened investor sentiment, though conditions improved in the final months of the year. Corporate earnings remained solid and employers began to add jobs. In this environment, investors generally favored higher-yielding securities. Growth stocks outperformed value stocks, except in the mid-cap sphere where value stocks beat their growth counterparts. During the reporting period, VP Large Company Value received positive results in absolute terms from seven of the ten of the sectors in which it was invested. Relative to the benchmark, the portfolio outperformed in the energy, consumer discretionary, and health care sectors. Its position in the utilities, information technology, and financials sectors detracted. Foreign holdings also accounted for a portion of the portfolio’s total return during the period.

Energy Powered Performance

In energy, VP Large Company Value benefited from its holdings among large, integrated oil companies. Many of these stocks performed well during the reporting period, especially when oil prices increased. The portfolio’s top two overweights — Exxon Mobil and Chevron Corp. — were notable contributors. Both companies have track records of superior earnings and continue to expand their oil and gas production capabilities.

A significant underweight in the energy equipment and services industry was a plus. Effective security selection also enhanced relative results.

Consumer Discretionary Contributed

Within the consumer discretionary sector, the portfolio was well-positioned in the media industry. Specifically, VP Large Company Value owned a number of names, including CBS Corp., Time Warner, Viacom, and Comcast Corp., that outperformed during the reporting period. Many media companies have

* **
All fund returns referenced in this commentary are for Class I shares.
The average returns for the periods ended December 31, 2011, for Morningstar’s U.S. Insurance Fund Large Cap Value category were -2.07% for the five-year period and 2.94% since the fund’s inception on October 29, 2004. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

experienced a resurgence in advertising sales and have started increasing dividends and stock repurchases. CBS has more exposure to advertising than its peers and was a leading performer in the group.

Health Care Added Strength

An overweight in health care, the second-strongest sector in the benchmark, contributed to relative performance. VP Large Company Value benefited from its mix of pharmaceutical stocks as investors gravitated toward yield-oriented securities during the reporting period. In the pharmaceuticals industry, VP Large Company Value owned Pfizer. Although the company has lost patent protection for its blockbuster drug Lipitor, it has a number of new products in the pipeline. Pfizer has also benefited from its restructuring efforts and share buybacks.

Underweight in Utilities Slowed Performance

The portfolio was hampered by its underweight in utilities, the best-performing sector in the benchmark. Utilities stocks, which generally pay high dividends, were in strong demand during the reporting period. In our opinion, many of these stocks are overvalued.

Information Technology Detracted

An overweight position and security selection dampened performance in the information technology sector. A top detractor was Hewlett-Packard (HP). As the computer industry evolves, HP has experienced weakness in its personal computer and printer segments. Its services business has also struggled. In addition, the company made an expensive acquisition during the reporting period and unexpectedly changed its chief executive officer. The software industry supplied notable detractor Oracle. The software company narrowly missed expectations in its second fiscal quarter after many quarters of solid earnings. Its results appeared to be affected by slowing technology spending.

Financials Was a Source of Weakness

Although VP Large Company Value benefited from its underweight in financials, which was the weakest sector performing in the benchmark, the portfolio was hindered by its holdings among capital markets names and diversified financial services companies. Goldman Sachs Group and Citigroup were two key detractors. Their share prices fell as global credit concerns increased. Like many of their peers, both companies have seen their earnings power diminish as interest rates declined and clients reduced their trading and investment banking activities.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. VP Large Company Value is broadly diversified, with ongoing overweight positions in the health care and information technology sectors. Our valuation work has contributed to our smaller relative weightings in utilities, industrials, and financials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

6

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
Chevron Corp.	4.2%
Pfizer, Inc.	3.4%
General Electric Co.	3.3%
Exxon Mobil Corp.	3.1%
AT&T, Inc.	2.9%
Wells Fargo & Co.	2.9%
Procter & Gamble Co. (The)	2.8%
Merck & Co., Inc.	2.7%
JPMorgan Chase & Co.	2.6%
Johnson & Johnson	2.4%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.6%
Pharmaceuticals	9.2%
Insurance	7.2%
Commercial Banks	5.5%
Diversified Telecommunication Services	5.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	87.1%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	10.7%*

*Category includes amounts related to receivable for capital shares sold but not settled at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 – 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$965.70	$4.51	0.91%
Class II	$1,000	$963.40	$5.25	1.06%
Hypothetical
Class I	$1,000	$1,020.62	$4.63	0.91%
Class II	$1,000	$1,019.86	$5.40	1.06%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 87.1%
AEROSPACE AND DEFENSE — 1.4%
Honeywell International, Inc.	710	$38,588
Lockheed Martin Corp.	280	22,652
Northrop Grumman Corp.	360	21,053
Raytheon Co.	1,140	55,153
		137,446
AIRLINES — 0.4%
Southwest Airlines Co.	4,270	36,551
AUTOMOBILES — 0.8%
Ford Motor Co.(1)	6,750	72,630
BEVERAGES — 0.8%
PepsiCo, Inc.	1,140	75,639
BIOTECHNOLOGY — 1.6%
Amgen, Inc.	1,960	125,852
Gilead Sciences, Inc.(1)	540	22,102
		147,954
CAPITAL MARKETS — 3.2%
Ameriprise Financial, Inc.	1,520	75,453
Bank of New York Mellon Corp. (The)	3,360	66,898
BlackRock, Inc.	300	53,472
Goldman Sachs Group, Inc. (The)	880	79,578
Morgan Stanley	1,710	25,872
		301,273
CHEMICALS — 0.3%
E.I. du Pont de Nemours & Co.	720	32,962
COMMERCIAL BANKS — 5.5%
PNC Financial Services Group, Inc.	1,920	110,727
U.S. Bancorp.	5,160	139,578
Wells Fargo & Co.	9,820	270,639
		520,944
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Avery Dennison Corp.	1,000	28,680
COMMUNICATIONS EQUIPMENT — 2.2%
Cisco Systems, Inc.	11,470	207,378
COMPUTERS AND PERIPHERALS — 1.6%
Hewlett-Packard Co.	4,510	116,178
Western Digital Corp.(1)	1,150	35,592
		151,770
DIVERSIFIED FINANCIAL SERVICES — 4.4%
Bank of America Corp.	6,870	38,197
Citigroup, Inc.	5,030	132,339
JPMorgan Chase & Co.	7,310	243,058
		413,594
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.2%
AT&T, Inc.	9,070	274,277
CenturyLink, Inc.	2,580	95,976
Verizon Communications, Inc.	3,120	125,174
		495,427
ELECTRIC UTILITIES — 2.8%
American Electric Power Co., Inc.	1,940	80,142
Exelon Corp.	1,600	69,392
Pinnacle West Capital Corp.	1,040	50,107
PPL Corp.	2,210	65,018
		264,659
ENERGY EQUIPMENT AND SERVICES — 1.2%
Baker Hughes, Inc.	570	27,725
National Oilwell Varco, Inc.	240	16,317
Schlumberger Ltd.	700	47,817
Transocean Ltd.	470	18,043
		109,902
FOOD AND STAPLES RETAILING — 2.8%
CVS Caremark Corp.	2,950	120,301
Kroger Co. (The)	1,790	43,354
SYSCO Corp.	460	13,492
Wal-Mart Stores, Inc.	1,420	84,859
		262,006
FOOD PRODUCTS — 0.6%
Kraft Foods, Inc., Class A	1,460	54,546
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.8%
Medtronic, Inc.	2,090	79,942
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
Aetna, Inc.	1,170	49,362
Quest Diagnostics, Inc.	300	17,418
WellPoint, Inc.	770	51,013
		117,793
HOUSEHOLD PRODUCTS — 2.8%
Procter & Gamble Co. (The)	3,990	266,173
INDUSTRIAL CONGLOMERATES — 3.8%
General Electric Co.	17,270	309,306
Tyco International Ltd.	1,060	49,512
		358,818
INSURANCE — 7.2%
Allstate Corp. (The)	2,390	65,510
American International Group, Inc.(1)	980	22,736
Berkshire Hathaway, Inc., Class B(1)	1,120	85,456
Chubb Corp. (The)	940	65,067
Loews Corp.	1,930	72,664

9

Shares	Value
MetLife, Inc.	3,360	$104,765
Principal Financial Group, Inc.	2,220	54,612
Prudential Financial, Inc.	1,660	83,199
Torchmark Corp.	610	26,468
Travelers Cos., Inc. (The)	1,800	106,506
		686,983
IT SERVICES — 0.5%
Fiserv, Inc.(1)	760	44,642
MACHINERY — 0.9%
Dover Corp.	800	46,440
Ingersoll-Rand plc	1,460	44,486
		90,926
MEDIA — 3.3%
CBS Corp., Class B	1,260	34,196
Comcast Corp., Class A	5,540	131,354
Time Warner, Inc.	3,000	108,420
Viacom, Inc., Class B	840	38,144
		312,114
METALS AND MINING — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	380	13,980
Nucor Corp.	1,320	52,233
		66,213
MULTI-UTILITIES — 0.9%
PG&E Corp.	2,020	83,264
MULTILINE RETAIL — 2.3%
Kohl’s Corp.	910	44,909
Macy’s, Inc.	1,750	56,315
Target Corp.	2,220	113,708
		214,932
OIL, GAS AND CONSUMABLE FUELS — 10.6%
Apache Corp.	720	65,218
Chevron Corp.	3,770	401,128
ConocoPhillips	1,370	99,832
Exxon Mobil Corp.	3,520	298,355
Occidental Petroleum Corp.	330	30,921
Total SA ADR	1,210	61,843
Valero Energy Corp.	2,150	45,258
		1,002,555
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	1,830	54,168
PHARMACEUTICALS — 9.2%
Abbott Laboratories	1,290	72,537
Johnson & Johnson	3,490	228,874
Merck & Co., Inc.	6,690	252,213
Pfizer, Inc.	14,820	320,705
		874,329
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
Applied Materials, Inc.	4,550	48,731
Intel Corp.	8,250	200,062
Marvell Technology Group Ltd.(1)	2,780	38,503
		287,296
SOFTWARE — 1.8%
Adobe Systems, Inc.(1)	1,160	32,793
Microsoft Corp.	2,820	73,207
Oracle Corp.	2,660	68,229
		174,229
SPECIALTY RETAIL — 1.7%
Lowe’s Cos., Inc.	4,100	104,058
Staples, Inc.	3,970	55,143
		159,201
TOBACCO — 0.7%
Altria Group, Inc.	2,150	63,748
TOTAL COMMON STOCKS (Cost $7,495,622)		8,250,687
Temporary Cash Investments — 2.2%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.125%, 5/15/21, valued at $69,934), in a joint trading account at 0.00%, dated 12/30/11, due 1/3/12 (Delivery value $68,347)		68,347
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/31/16, valued at $34,852), in a joint trading account at 0.01%, dated 12/30/11, due 1/3/12 (Delivery value $34,173)		34,173
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $69,827), in a joint trading account at 0.02%, dated 12/30/11, due 1/3/12 (Delivery value $68,347)		68,347
SSgA U.S. Government Money Market Fund	39,912	39,912
TOTAL TEMPORARY CASH INVESTMENTS (Cost $210,779)		210,779
TOTAL INVESTMENT SECURITIES — 89.3% (Cost $7,706,401)		8,461,466
OTHER ASSETS AND LIABILITIES — 10.7%(2)		1,012,190
TOTAL NET ASSETS — 100.0%		$9,473,656

10

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
37,939	EUR for USD	UBS AG	1/31/12	$49,111	$496

(Value on Settlement Date $49,607)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.
(2)	Category includes amounts related to receivable for capital shares sold but not settled at period end.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $7,706,401)	$8,461,466
Receivable for investments sold	5,225
Receivable for capital shares sold	1,106,497
Unrealized gain on forward foreign currency exchange contracts	496
Dividends and interest receivable	15,267
9,588,951

Liabilities
Payable for investments purchased	104,708
Payable for capital shares redeemed	4,038
Accrued management fees	5,830
Distribution fees payable	719
115,295

Net Assets	$9,473,656

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,491,594
Undistributed net investment income	3,738
Accumulated net realized loss	(2,777,237)
Net unrealized appreciation	755,561
$9,473,656

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$4,824,584	521,246	$9.26
Class II, $0.01 Par Value	$4,649,072	496,516	$9.36

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $266)	$191,945
Interest	104
192,049

Expenses:
Management fees	63,326
Distribution fees — Class II	7,872
Directors’ fees and expenses	442
71,640

Net investment income (loss)	120,409

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	51,534
Futures contract transactions	(15,972)
Foreign currency transactions	2,051
37,613

Change in net unrealized appreciation (depreciation) on:
Investments	(23,835)
Futures contracts	(4,113)
Translation of assets and liabilities in foreign currencies	811
(27,137)

Net realized and unrealized gain (loss)	10,476

Net Increase (Decrease) in Net Assets Resulting from Operations	$130,885

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$120,409	$96,741
Net realized gain (loss)	37,613	(192,446)
Change in net unrealized appreciation (depreciation)	(27,137)	768,886
Net increase (decrease) in net assets resulting from operations	130,885	673,181

Distributions to Shareholders
From net investment income:
Class I	(71,094)	(61,979)
Class II	(47,697)	(34,703)
Decrease in net assets from distributions	(118,791)	(96,682)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	2,362,156	284,424

Net increase (decrease) in net assets	2,374,250	860,923

Net Assets
Beginning of period	7,099,406	6,238,483
End of period	$9,473,656	$7,099,406

Undistributed net investment income	$3,738	$711

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in common stocks of larger companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

15

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

16

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2011, the fund had accumulated capital losses of $(2,488,660), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,152,679), $(1,172,695) and $(163,286) expire in 2016, 2017 and 2018, respectively. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. The effective annual management fee for each class for the year ended December 31, 2011 was 0.90% and 0.80% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $4,892,048 and $3,514,416, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$7,994,978
Gross tax appreciation of investments	$846,861
Gross tax depreciation of investments	(380,373)
Net tax appreciation (depreciation) of investments	$466,488

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	133,443	$1,202,613	48,874	$421,885
Issued in reinvestment of distributions	7,726	71,094	7,122	61,979
Redeemed	(66,773)	(618,099)	(91,305)	(774,033)
	74,396	655,608	(35,309)	(290,169)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	338,239	3,151,203	147,083	1,281,492
Issued in reinvestment of distributions	5,125	47,697	3,937	34,703
Redeemed	(159,175)	(1,492,352)	(85,923)	(741,602)
	184,189	1,706,548	65,097	574,593
Net increase (decrease)	258,585	$2,362,156	29,788	$284,424

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$8,250,687	—	—
Temporary Cash Investments	39,912	$170,867	—
Total Value of Investment Securities	$8,290,599	$170,867	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$496	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased equity price risk derivative instruments throughout the period, though none were held at period end.

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2011

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$496	Unrealized loss on forward foreign currency exchange contracts	—

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2011

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(15,972)	Change in net unrealized appreciation (depreciation) on futures contracts	$(4,113)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	2,051	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	811
		$(13,921)		$(3,302)

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$9.31	0.16	(0.06)	0.10	(0.15)	—	(0.15)	$9.26	1.12%	0.91%	1.69%	49%	$4,825
2010	$8.52	0.13	0.79	0.92	(0.13)	—	(0.13)	$9.31	10.97%	0.93%	1.56%	33%	$4,158
2009	$7.58	0.16	1.19	1.35	(0.41)	—	(0.41)	$8.52	20.04%	0.91%	2.08%	32%	$4,108
2008	$12.71	0.23	(4.80)	(4.57)	(0.24)	(0.32)	(0.56)	$7.58	(37.28)%	0.90%	2.30%	21%	$3,766
2007	$12.98	0.23	(0.39)	(0.16)	(0.09)	(0.02)	(0.11)	$12.71	(1.27)%	0.90%	1.77%	22%	$7,312
Class II
2011	$9.42	0.15	(0.07)	0.08	(0.14)	—	(0.14)	$9.36	0.85%	1.06%	1.54%	49%	$4,649
2010	$8.62	0.12	0.80	0.92	(0.12)	—	(0.12)	$9.42	10.80%	1.08%	1.41%	33%	$2,941
2009	$7.65	0.14	1.22	1.36	(0.39)	—	(0.39)	$8.62	19.91%	1.06%	1.93%	32%	$2,131
2008	$12.83	0.22	(4.85)	(4.63)	(0.23)	(0.32)	(0.55)	$7.65	(37.42)%	1.05%	2.15%	21%	$1,629
2007	$13.09	0.22	(0.39)	(0.17)	(0.07)	(0.02)	(0.09)	$12.83	(1.35)%	1.05%	1.62%	22%	$3,082

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Large Company Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $118,791, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2011 as qualified for the corporate dividends received deduction.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74311   1202

ANNUAL REPORT      |      DECEMBER 31, 2011

VP Mid Cap Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence. Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year.

The equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the year. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks and Growth-Oriented Issues Held Up Best

Thanks to a strong finish, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2% in 2011. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, posting modestly positive returns, while mid- and small-cap issues declined. Meanwhile, growth and value stocks were mixed—growth outperformed value among large- and small-cap shares, but value prevailed in the mid-cap segment of the market.

Given the extreme volatility during the year, the most defensive sectors of the market generated the best returns; the utilities, consumer staples, and health care sectors all produced double-digit gains for the year. On the downside, just three sectors of the market declined in 2011—the economically sensitive industrials and materials sectors, as well as the financials sector.

U.S. Stock Index Returns
For the 12 months ended December 31, 2011
Russell 1000 Index (Large-Cap)	1.50%	Russell 2000 Index (Small-Cap)	-4.18%
Russell 1000 Growth Index	2.64%	Russell 2000 Growth Index	-2.91%
Russell 1000 Value Index	0.39%	Russell 2000 Value Index	-5.50%
Russell Midcap Index	-1.55%
Russell Midcap Growth Index	-1.65%
Russell Midcap Value Index	-1.38%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class II	AVMTX	-0.84%	2.44%	7.37%	10/29/04
Russell Midcap Value Index	—	-1.38%	0.04%	5.87%	—
Class I	AVIPX	-0.69%	2.61%	6.48%	12/1/04

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over Life of Class
$10,000 investment made October 29, 2004

*From 10/29/04, Class II’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Class I	Class II
1.05%	1.20%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

VP Mid Cap Value declined -0.69%* for the 12 months ended December 31, 2011. By comparison, its benchmark, the Russell Midcap Value Index, fell -1.38%. The portfolio’s returns reflect operating expenses, while the index’s returns do not. The average return for Morningstar’s U.S. Insurance Fund Mid Cap Value category (its performance, like VP Mid Cap Value’s, reflects operating expenses) was -3.46%**.

Stocks recorded mixed results in 2011 as some indices eked out small gains and others posted modest losses. Market volatility was high as investors confronted political turmoil in the Middle East; Japan’s earthquake, tsunami, and nuclear accident; the European debt crisis; and a political stalemate in the U.S. over the raising of the debt ceiling. Lackluster U.S. growth also dampened investor sentiment, though conditions improved in the final months of the year. Corporate earnings remained solid and employers began to add jobs. In this environment, investors generally favored higher-yielding securities. Growth stocks outperformed value stocks, except in the mid-cap sphere where value stocks slightly beat their growth counterparts. During the reporting period, VP Mid Cap Value received positive results in absolute terms from six of the ten of the sectors in which it was invested. Relative to the benchmark, the portfolio outperformed in the financials and consumer staples sectors. Positions in the consumer discretionary and utilities sectors detracted. Foreign holdings also accounted for a portion of the portfolio’s total return during the period. Holdings of Koninklijke Philips Electronics N.V., an electronics conglomerate headquartered in the Netherlands, detracted from performance and was a primary source of non-domestic impact on the portfolio’s total return.

Financials Boosted Performance

In financials, an underweight position and effective security selection contributed to relative results. Within the insurance industry, VP Mid Cap Value owned Transatlantic Holdings, a global reinsurance company. Shares of Transatlantic surged on news that it had entered a merger agreement with Allied World Assurance Co. Holdings. The stock continued to perform well as several other suitors made additional offers. Ultimately, Transatlantic agreed to be acquired by Alleghany Corp.

The portfolio also benefited from an investment in American Tower Corp., which is not represented in the benchmark. American Tower announced it was planning to convert itself into a real estate investment trust (REIT) at the beginning of 2012, attracting more investors to the stock. (The conversion led to American Tower’s reclassification from a telecommunications stock to a REIT.)

*	All fund returns referenced in this commentary are for Class I shares.
**
The average returns for the periods ended December 31, 2011, for Morningstar’s U.S. Insurance Fund Mid Cap Value category were -0.06% for the five-year period and 4.61% since the fund’s inception on October 29, 2004. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

The financials sector also provided two top detractors — Northern Trust, which provides investment management services to wealthy individuals and institutions, and Hudson City Bancorp, a regional bank operating primarily in New Jersey and New York. The low interest rate environment has raised concern about both companies’ future earnings power.

Consumer Staples Contributed

VP Mid Cap Value’s overweight in consumer staples added to relative performance as investors gravitated to more defensive stocks. The portfolio benefited from our focus on high-quality companies, particularly among food and household products stocks. Many of these names offer attractive dividend yields. Two notable contributors were Kimberly-Clark Corp. and General Mills. Kimberly-Clark has demonstrated strong pricing power even as commodities prices, specifically the price of pulp, have increased. Food maker General Mills has gained market share and mitigated higher commodities costs by hiking prices and improving cost efficiencies.

Energy Provided Two Notable Contributors

In the energy sector, the portfolio benefited from a position in EQT Corp., a low-cost producer of unconventional tight shale natural gas. The stock appreciated, we believe, because of unspecified rumors about its potential acquisition. Imperial Oil, which is not represented in the benchmark, is expanding its Kearl Oil Sands project and is likely to boost production in the near future.

Consumer Discretionary Detracted

In the consumer discretionary sector, an underweight in the media industry slowed progress. Media stocks, especially television names, recorded gains during the reporting period on strong advertising sales.

Household durables supplied a key detractor. Shares of Whirlpool Corp. fell on weaker demand for appliances in the U.S. and overseas, combined with higher input costs for materials such as steel. In specialty retailing, VP Mid Cap Value was hampered by an investment in office supplies retailer Staples, which declined on weakness in white-collar employment and poor cost management in its European operations.

Utilities Hampered Results

An underweight in utilities, the strongest performing sector in the benchmark, dampened relative results. Utilities stocks, which are generally viewed as defensive instruments in difficult economic times, outperformed. We have considered these stocks overvalued for some time.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2011, we see opportunity in industrials and health care reflected by the portfolio’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, utilities, information technology, and consumer discretionary stocks.

6

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.3%
Northern Trust Corp.	2.6%
iShares Russell Midcap Value Index Fund	2.5%
Zimmer Holdings, Inc.	2.1%
Imperial Oil Ltd.	2.0%
Lowe’s Cos., Inc.	2.0%
Ralcorp Holdings, Inc.	1.9%
Tyco International Ltd.	1.7%
Kimberly-Clark Corp.	1.7%
Koninklijke Philips Electronics NV	1.5%

Top Five Industries	% of net assets
Insurance	7.8%
Electric Utilities	7.2%
Oil, Gas and Consumable Fuels	6.6%
Health Care Equipment and Supplies	6.1%
Machinery	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.9%
Foreign Common Stocks*	7.5%
Exchange-Traded Funds	2.5%
Total Equity Exposure	97.9%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	(0.4)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 - 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$955.90	$4.98	1.01%
Class II	$1,000	$954.50	$5.71	1.16%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 95.4%
AEROSPACE AND DEFENSE — 0.8%
Exelis, Inc.	131,870	$1,193,423
Huntington Ingalls Industries, Inc.(1)	15,610	488,281
		1,681,704
AIRLINES — 1.0%
Southwest Airlines Co.	245,250	2,099,340
BEVERAGES — 1.3%
Dr Pepper Snapple Group, Inc.	66,900	2,641,212
CAPITAL MARKETS — 4.4%
Charles Schwab Corp. (The)	112,700	1,269,002
Franklin Resources, Inc.	9,980	958,679
Northern Trust Corp.	134,816	5,346,802
State Street Corp.	17,380	700,588
T. Rowe Price Group, Inc.	12,900	734,655
		9,009,726
CHEMICALS — 1.1%
Minerals Technologies, Inc.	22,956	1,297,703
Olin Corp.	50,000	982,500
		2,280,203
COMMERCIAL BANKS — 4.3%
City National Corp.	17,900	790,822
Comerica, Inc.	105,154	2,712,973
Commerce Bancshares, Inc.	62,834	2,395,236
Cullen/Frost Bankers, Inc.	16,460	870,899
SunTrust Banks, Inc.	60,930	1,078,461
Westamerica Bancorp.	23,340	1,024,626
		8,873,017
COMMERCIAL SERVICES AND SUPPLIES — 3.9%
Cintas Corp.	4,200	146,202
Republic Services, Inc.	247,385	6,815,457
Waste Management, Inc.	32,487	1,062,650
		8,024,309
COMMUNICATIONS EQUIPMENT — 0.7%
Emulex Corp.(1)	97,880	671,457
Harris Corp.	20,700	746,028
		1,417,485
COMPUTERS AND PERIPHERALS — 0.5%
Western Digital Corp.(1)	30,800	953,260
CONTAINERS AND PACKAGING — 1.5%
Bemis Co., Inc.	105,003	3,158,490
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
CenturyLink, Inc.	69,702	2,592,914
tw telecom, inc.(1)	70,400	1,364,352
		3,957,266
ELECTRIC UTILITIES — 7.2%
Empire District Electric Co. (The)	111,940	2,360,815
Great Plains Energy, Inc.	124,070	2,702,245
IDACORP, Inc.	22,500	954,225
Northeast Utilities	48,077	1,734,137
NV Energy, Inc.	170,410	2,786,203
Portland General Electric Co.	43,839	1,108,688
Westar Energy, Inc.	109,655	3,155,871
		14,802,184
ELECTRICAL EQUIPMENT — 2.5%
Brady Corp., Class A	14,893	470,172
Emerson Electric Co.	22,600	1,052,934
Hubbell, Inc., Class B	18,269	1,221,465
Thomas & Betts Corp.(1)	46,000	2,511,600
		5,256,171
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Molex, Inc., Class A	54,790	1,083,746
FOOD AND STAPLES RETAILING — 1.1%
SYSCO Corp.	75,620	2,217,935
FOOD PRODUCTS — 3.5%
General Mills, Inc.	18,530	748,797
H.J. Heinz Co.	16,040	866,802
Kellogg Co.	34,360	1,737,585
Ralcorp Holdings, Inc.(1)	46,589	3,983,360
		7,336,544
GAS UTILITIES — 0.6%
AGL Resources, Inc.	28,747	1,214,848
HEALTH CARE EQUIPMENT AND SUPPLIES — 6.1%
Becton Dickinson and Co.	28,600	2,136,992
Boston Scientific Corp.(1)	274,631	1,466,530
CareFusion Corp.(1)	111,802	2,840,889
Covidien plc	26,300	1,183,763
Hologic, Inc.(1)	44,370	776,919
Zimmer Holdings, Inc.(1)	80,289	4,289,038
		12,694,131

9

Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.5%
CIGNA Corp.	31,200	$1,310,400
Humana, Inc.	10,350	906,763
LifePoint Hospitals, Inc.(1)	71,913	2,671,568
Patterson Cos., Inc.	73,590	2,172,377
Select Medical Holdings Corp.(1)	22,644	192,021
		7,253,129
HOTELS, RESTAURANTS AND LEISURE — 1.5%
CEC Entertainment, Inc.	57,580	1,983,631
International Speedway Corp., Class A	27,694	702,043
Speedway Motorsports, Inc.	27,770	425,714
		3,111,388
HOUSEHOLD DURABLES — 1.0%
Whirlpool Corp.	42,460	2,014,727
HOUSEHOLD PRODUCTS — 2.4%
Clorox Co.	22,950	1,527,552
Kimberly-Clark Corp.	47,297	3,479,167
		5,006,719
INDUSTRIAL CONGLOMERATES — 3.3%
Koninklijke Philips Electronics NV	150,510	3,171,306
Tyco International Ltd.	76,600	3,577,986
		6,749,292
INSURANCE — 7.8%
ACE Ltd.	13,900	974,668
Allstate Corp. (The)	83,810	2,297,232
Aon Corp.	42,230	1,976,364
Chubb Corp. (The)	7,778	538,393
HCC Insurance Holdings, Inc.	113,636	3,124,990
Marsh & McLennan Cos., Inc.	95,852	3,030,840
Symetra Financial Corp.	70,793	642,093
Torchmark Corp.	13,115	569,060
Travelers Cos., Inc. (The)	27,590	1,632,500
Unum Group	66,720	1,405,791
		16,191,931
IT SERVICES — 0.6%
Booz Allen Hamilton Holding Corp.(1)	71,539	1,234,048
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Hasbro, Inc.	16,700	532,563
MACHINERY — 4.6%
Harsco Corp.	40,000	823,200
Ingersoll-Rand plc	33,100	1,008,557
ITT Corp.	80,185	1,549,976
Kaydon Corp.	83,686	2,552,423
Oshkosh Corp.(1)	40,000	855,200
Snap-On, Inc.	26,600	1,346,492
Stanley Black & Decker, Inc.	8,460	571,896
Xylem, Inc.	29,970	769,929
		9,477,673
MEDIA — 1.4%
Omnicom Group, Inc.	16,170	720,859
Time Warner Cable, Inc.	33,400	2,123,238
		2,844,097
METALS AND MINING — 1.1%
Newmont Mining Corp.	38,041	2,282,840
MULTI-UTILITIES — 3.4%
Consolidated Edison, Inc.	18,030	1,118,401
PG&E Corp.	74,350	3,064,707
Wisconsin Energy Corp.	23,626	825,965
Xcel Energy, Inc.	74,933	2,071,148
		7,080,221
MULTILINE RETAIL — 0.7%
Target Corp.	29,200	1,495,624
OIL, GAS AND CONSUMABLE FUELS — 6.6%
Apache Corp.	8,500	769,930
Devon Energy Corp.	19,000	1,178,000
EQT Corp.	11,500	630,085
Imperial Oil Ltd.	94,602	4,214,954
Murphy Oil Corp.	49,000	2,731,260
Peabody Energy Corp.	22,400	741,664
Southwestern Energy Co.(1)	23,800	760,172
Ultra Petroleum Corp.(1)	86,480	2,562,403
		13,588,468
PHARMACEUTICALS — 0.6%
Eli Lilly & Co.	12,500	519,500
Hospira, Inc.(1)	26,800	813,916
		1,333,416
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.8%
Government Properties Income Trust	48,674	1,097,599
Host Hotels & Resorts, Inc.	83,200	1,228,864
Piedmont Office Realty Trust, Inc., Class A	131,798	2,245,838
Weyerhaeuser Co.	63,486	1,185,283
		5,757,584
ROAD AND RAIL — 0.4%
Heartland Express, Inc.	61,000	871,690

10

Shares	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.8%
Applied Materials, Inc.	289,390	$3,099,367
Teradyne, Inc.(1)	196,440	2,677,477
		5,776,844
SPECIALTY RETAIL — 3.1%
Lowe’s Cos., Inc.	165,440	4,198,867
Staples, Inc.	157,800	2,191,842
		6,390,709
THRIFTS AND MORTGAGE FINANCE — 2.9%
Capitol Federal Financial, Inc.	176,054	2,031,663
Hudson City Bancorp., Inc.	331,430	2,071,438
People’s United Financial, Inc.	154,177	1,981,174
		6,084,275
WIRELESS TELECOMMUNICATION SERVICES — 1.7%
American Tower Corp., Class A	34,610	2,076,946
Rogers Communications, Inc., Class B	35,600	1,371,583
		3,448,529
TOTAL COMMON STOCKS (Cost $188,498,197)		197,227,338
Exchange-Traded Funds — 2.5%
iShares Russell Midcap Value Index Fund (Cost $4,870,929)	118,700	5,151,580
Temporary Cash Investments — 2.5%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.125%, 5/15/21, valued at $1,687,805), in a joint trading account at 0.00%, dated 12/30/11, due 1/3/12 (Delivery value $1,649,499)		$1,649,499
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/31/16, valued at $841,116), in a joint trading account at 0.01%, dated 12/30/11, due 1/3/12 (Delivery value $824,751)		824,750
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $1,685,216), in a joint trading account at 0.02%, dated 12/30/11, due 1/3/12 (Delivery value $1,649,503)		1,649,499
SSgA U.S. Government Money Market Fund	963,249	963,249
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,086,997)		5,086,997
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $198,456,123)		207,465,915
OTHER ASSETS AND LIABILITIES — (0.4)%		(770,990)
TOTAL NET ASSETS — 100.0%		$206,694,925

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,788,249	CAD for USD	UBS AG	1/31/12	$4,697,165	$(10,843)
2,840,094	EUR for USD	UBS AG	1/31/12	3,676,397	37,192
				$8,373,562	$26,349
(Value on Settlement Date $8,399,911)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $198,456,123)	$207,465,915
Receivable for investments sold	1,265,041
Receivable for capital shares sold	136,457
Unrealized gain on forward foreign currency exchange contracts	37,192
Dividends and interest receivable	423,451
209,328,056

Liabilities
Payable for investments purchased	1,401,252
Payable for capital shares redeemed	1,029,962
Unrealized loss on forward foreign currency exchange contracts	10,843
Accrued management fees	158,959
Distribution fees payable	32,115
2,633,131

Net Assets	$206,694,925

Net Assets Consist of:
Capital (par value and paid-in surplus)	$224,651,614
Undistributed net investment income	345,133
Accumulated net realized loss	(27,338,065)
Net unrealized appreciation	9,036,243
$206,694,925

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$52,241,774	3,870,536	$13.50
Class II, $0.01 Par Value	$154,453,151	11,436,763	$13.50

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $35,033)	$4,929,857
Interest	1,244
4,931,101

Expenses:
Management fees	1,807,597
Distribution fees — Class II	360,447
Directors’ fees and expenses	14,250
Other expenses	414
2,182,708

Net investment income (loss)	2,748,393

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	19,123,946
Foreign currency transactions	197,771
19,321,717

Change in net unrealized appreciation (depreciation) on:
Investments	(23,647,334)
Translation of assets and liabilities in foreign currencies	54,060
(23,593,274)

Net realized and unrealized gain (loss)	(4,271,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,523,164)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$2,748,393	$3,925,500
Net realized gain (loss)	19,321,717	44,592,124
Change in net unrealized appreciation (depreciation)	(23,593,274)	(15,968,040)
Net increase (decrease) in net assets resulting from operations	(1,523,164)	32,549,584

Distributions to Shareholders
From net investment income:
Class I	(691,920)	(999,406)
Class II	(1,767,360)	(2,911,212)
From net realized gains:
Class I	(1,348,563)	—
Class II	(3,728,812)	—
Decrease in net assets from distributions	(7,536,655)	(3,910,618)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	27,205,852	(140,101,058)

Net increase (decrease) in net assets	18,146,033	(111,462,092)

Net Assets
Beginning of period	188,548,892	300,010,984
End of period	$206,694,925	$188,548,892

Accumulated undistributed net investment income (loss)	$345,133	$(78,674)

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in equity securities of medium size companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

15

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2011, the fund had accumulated capital losses of $(32,707,128), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Capital loss carryovers expire in 2017. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

17

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $211,102,285 and $190,676,339, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$205,169,368
Gross tax appreciation of investments	$15,180,110
Gross tax depreciation of investments	(12,883,563)
Net tax appreciation (depreciation) of investments	$2,296,547

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,444,515	$19,920,158	1,565,763	$19,877,673
Issued in reinvestment of distributions	145,271	2,040,483	76,248	999,406
Redeemed	(1,274,539)	(17,435,266)	(1,281,687)	(16,097,294)
	315,247	4,525,375	360,324	4,779,785
Class II/Shares Authorized	150,000,000		150,000,000
Sold	3,383,656	46,351,885	4,525,333	57,894,444
Issued in reinvestment of distributions	390,771	5,496,172	222,035	2,911,212
Redeemed	(2,115,111)	(29,167,580)	(16,515,893)	(205,686,499)
	1,659,316	22,680,477	(11,768,525)	(144,880,843)
Net increase (decrease)	1,974,563	$27,205,852	(11,408,201)	$(140,101,058)

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$181,724,521	—	—
Foreign Common Stocks	6,744,974	$8,757,843	—
Exchange-Traded Funds	5,151,580	—	—
Temporary Cash Investments	963,249	4,123,748	—
Total Value of Investment Securities	$194,584,324	$12,881,591	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$26,349	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties

19

do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $37,192 in unrealized gain on forward foreign currency exchange contracts and as a liability of $10,843 in unrealized loss on forward foreign currency exchange contracts. For the year ended December 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $185,537 in net realized gain (loss) on foreign currency transactions and $54,135 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$14.14	0.21	(0.30)	(0.09)	(0.18)	(0.37)	(0.55)	$13.50	(0.69)%	1.01%	1.52%	98%	$52,242
2010	$12.12	0.28	2.03	2.31	(0.29)	—	(0.29)	$14.14	19.25%	1.04%	1.90%	142%	$50,257
2009	$9.78	0.19	2.55	2.74	(0.40)	—	(0.40)	$12.12	29.94%	1.01%	1.91%	172%	$38,722
2008	$12.94	0.23	(3.38)	(3.15)	(0.01)	—	(0.01)	$9.78	(24.35)%	1.01%	1.88%	222%	$32,801
2007	$13.49	0.18	(0.48)	(0.30)	(0.10)	(0.15)	(0.25)	$12.94	(2.31)%	1.00%	1.33%	195%	$40,056
Class II
2011	$14.14	0.19	(0.30)	(0.11)	(0.16)	(0.37)	(0.53)	$13.50	(0.84)%	1.16%	1.37%	98%	$154,453
2010	$12.13	0.21	2.07	2.28	(0.27)	—	(0.27)	$14.14	18.98%	1.19%	1.75%	142%	$138,292
2009	$9.77	0.18	2.56	2.74	(0.38)	—	(0.38)	$12.13	29.80%	1.16%	1.76%	172%	$261,289
2008	$12.95	0.20	(3.37)	(3.17)	(0.01)	—	(0.01)	$9.77	(24.51)%	1.16%	1.73%	222%	$231,954
2007	$13.49	0.16	(0.48)	(0.32)	(0.07)	(0.15)	(0.22)	$12.95	(2.43)%	1.15%	1.18%	195%	$314,998

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,454,252, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2011 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,082,403, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2011.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74312   1202

ANNUAL REPORT      |      DECEMBER 31, 2011

VP International Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stocks Struggled as Growth Slowed

Global stock markets kicked off the 12-month period in generally robust fashion, no easy feat considering investors had to weigh brightening economic outlooks against mounting inflationary pressures, ongoing sovereign debt concerns, and an onslaught of political unrest and natural disasters. Nevertheless, negative forces—primarily expanding sovereign debt problems in Europe and the United States—gradually tightened their hold on the worldwide economy, and market sentiment began to deteriorate. The downdraft culminated with a sharp global market selloff in the third calendar quarter of 2011, triggered primarily by Standard & Poor’s first-ever downgrade of the United States’ long-term credit rating and mounting fears of a default in Greece. Worried about the potential for another global recession, the International Monetary Fund (IMF) trimmed its global growth outlook for 2012.

Overall, emerging market stocks underperformed developed international markets for the 12-month period, as investors retreated from riskier investments. In addition, falling global growth prospects sparked stock slumps, particularly in export-heavy emerging-market economies of South Korea and China. Economic growth continued to moderate in China, but inflationary pressures continued to build, prompting IMF calls for China to allow its currency to appreciate to temper a surge in inflation.

Outlook Hinges on Fiscal Strategies

The period ended with the United States, Japan, and China releasing relatively strong economic data, thereby diminishing concerns for a synchronized global recession. Yet, European Union countries continued to falter. As the eurozone crisis continues, global demand likely will decrease as a function of deleveraging, which should negatively influence export-driven markets. In addition, volatility in the financial markets may remain heightened, as investors react to European reform plans.

Ultimately, we believe the global economy can and will resume a strong growth trend. But to do so, each region and country will have to address its specific fiscal challenges. We believe these are solvable problems, as long as government policy supports the private sector and its role in driving economic output and employment based on the profit incentive.

International Equity Total Returns
For the 12 months ended December 31, 2011 (in U.S. dollars)
MSCI EAFE Index	-12.14%	MSCI Europe Index	-11.06%
MSCI EAFE Growth Index	-12.11%	MSCI World Index	-5.54%
MSCI EAFE Value Index	-12.17%	MSCI Japan Index	-14.33%
MSCI Emerging Markets Index	-18.42%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVIIX	-12.04%	-2.78%	3.43%	4.89%	5/1/94
MSCI EAFE Index	—	-12.14%	-4.72%	4.67%	3.83%(1)	—
MSCI EAFE Growth Index	—	-12.11%	-3.16%	4.27%	2.67%(1)	—
Class II	ANVPX	-12.19%	-2.91%	3.27%	2.34%	8/15/01
Class III	AIVPX	-12.04%	-2.78%	—	3.75%	5/2/02
Class IV	AVPLX	-12.19%	-2.93%	—	4.30%	5/3/04

(1)	Since 4/30/94, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2001

Total Annual Fund Operating Expenses
Class I	Class II	Class III	Class IV
1.41%	1.56%	1.41%	1.56%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

VP International declined -12.04%* for the 12 months ended December 31, 2011, compared with its benchmark, the MSCI EAFE Index, which declined -12.14%.

Global stocks generally struggled during the 12-month period, as investors grappled with the ongoing and expanding sovereign debt problems in several developed nations. In particular, fears of a default in Greece and contagion throughout the rest of the eurozone weighed on stocks. In addition, mounting inflationary pressures in China and other emerging markets, combined with fears that a global economic slowdown would stifle demand for their goods, drove down stocks in the developing world.

Relative to the benchmark, stock selection, particularly in the utilities, consumer discretionary and information technology sectors, contributed favorably to performance, while stock selection in the financials and health care sectors hurt results.

From a regional perspective, stock selection in France and Germany and an underweight position in Japan contributed the most to the portfolio’s relative performance. At the opposite end of the spectrum, the United Kingdom, Switzerland and exposure to the emerging markets detracted from relative performance.

Consumer Discretionary, Industrials Led Sector Results

The portfolio’s consumer discretionary stocks led all sectors on a relative basis, driven by strong stock selection in the automobile industry. In particular, a portfolio-only position in South Korea’s Hyundai Motor Co. was among the portfolio’s top contributors. The company posted sales and market share gains in key markets, as the March 2011 earthquake and tsunami forced its leading Japanese competitors to cut near-term production forecasts. Moreover, as demand steadily climbed, the automaker ramped up near-term production plans.

In addition, a portfolio-only position in Canadian National Railway Co. drove results in the industrials sector. Shares in the operator of Canada’s largest railroad system benefited from the overall modest growth in Canada’s economy, compared with other large, developed nations. In addition, the company reported solid third-quarter results, driven by record car loadings and revenues and cost controls, and it maintained an attractive dividend payment.

The portfolio’s technology sector also was a strong contributor to performance, with United Kingdom-based ARM Holdings leading the charge. The company’s shares advanced on robust demand for smartphones and tablet computers. Furthermore, the company maintained a competitive edge in the smartphone market, where its designs are behind the chips powering many next-generation handsets, and in the tablet computer market, which one analyst predicted would grow six-fold in the next two years. Meanwhile, U.S. software giant Microsoft announced the next generation of its Windows operating system would be able to run on ARM-designed chips.

*All fund returns referenced in this commentary are for Class I shares.

5

Financials Sector Struggled

Lagging performance in the portfolio’s financials sector primarily was due to stock selection in the commercial banking industry. Europe’s expanding sovereign debt crisis sent ripples through the global financial system, particularly for banks with exposure to the troubled credits of Greece, Italy, Spain, and Portugal. Among the portfolio holdings that suffered the most due to these events were Unicredit and Lloyds Banking Group. Shares of Italy-based Unicredit sagged amid concerns earnings weren’t sufficiently growing. In addition, Italy’s deteriorating economic outlook raised questions about the country’s stability going forward.

Similarly, United Kingdom-based Lloyds Banking Group was among the portfolio’s largest detractors. Shares struggled throughout the reporting period, but they took a severe hit late in the period, when the British government raised its levy on banks to raise money and discourage financial institutions from becoming overly dependent on unguaranteed debts to avoid another bailout. Also, Standard & Poor’s downgraded the credit ratings of Lloyds and other large global financial institutions due to weaker confidence in governments’ ability to bail out troubled banks.

The health care sector also detracted from relative performance, primarily due to an underweight position in the pharmaceuticals industry, including Switzerland-based Roche Holding. In addition, the portfolio’s telecommunication services sector slightly detracted from relative performance, due to an underweight position in the wireless telecommunication industry.

Outlook

We continue to focus on companies offering the potential for better structural growth in all regions, rather than economically-sensitive companies. We believe good opportunities exist in the developed markets of Asia and select emerging markets. Furthermore, we expect growth in the emerging markets to continue providing a powerful benefit for many companies based in the developed markets, particularly in the consumer sectors. We will continue to focus on finding companies located in developed countries around the world (excluding the United States) with the potential to deliver sustainable growth characteristics and promising long-term outlooks.

6

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
Royal Dutch Shell plc B Shares	2.2%
Nestle SA	2.1%
BG Group plc	2.1%
Saipem SpA	1.9%
BHP Billiton Ltd.	1.9%
GlaxoSmithKline plc	1.5%
Rio Tinto plc	1.5%
British American Tobacco plc	1.5%
Syngenta AG	1.4%
WM Morrison Supermarkets plc	1.4%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.7%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United Kingdom	21.1%
Japan	14.3%
Switzerland	9.4%
France	8.4%
Germany	6.5%
Australia	3.9%
Netherlands	3.7%
Italy	2.9%
Sweden	2.6%
South Korea	2.5%
Hong Kong	2.4%
Canada	2.4%
Spain	2.3%
Other Countries	17.3%
Other Assets and Liabilities	0.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 – 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$827.40	$6.72	1.46%
Class II	$1,000	$827.20	$7.41	1.61%
Class III	$1,000	$827.40	$6.72	1.46%
Class IV	$1,000	$826.30	$7.41	1.61%
Hypothetical
Class I	$1,000	$1,017.85	$7.43	1.46%
Class II	$1,000	$1,017.09	$8.19	1.61%
Class III	$1,000	$1,017.85	$7.43	1.46%
Class IV	$1,000	$1,017.09	$8.19	1.61%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 99.7%
ARGENTINA — 0.3%
MercadoLibre, Inc.	8,580	$682,453
AUSTRALIA — 3.9%
BHP Billiton Ltd.	128,839	4,535,749
Commonwealth Bank of Australia	50,867	2,560,758
Iluka Resources Ltd.	31,850	504,931
Wesfarmers Ltd.	66,909	2,018,819
		9,620,257
BELGIUM — 1.4%
Anheuser-Busch InBev NV	38,569	2,361,368
Umicore SA	24,590	1,014,283
		3,375,651
BERMUDA — 1.2%
Seadrill Ltd.	83,700	2,798,933
BRAZIL — 0.6%
Banco do Brasil SA	106,400	1,351,926
CANADA — 2.4%
Bank of Nova Scotia	30,400	1,516,792
Canadian National Railway Co.	35,250	2,773,289
Potash Corp. of Saskatchewan, Inc.	39,070	1,614,957
		5,905,038
CYPRUS — 0.1%
Eurasia Drilling Co. Ltd. GDR	13,480	316,780
DENMARK — 1.4%
Christian Hansen Holding A/S	36,980	804,207
Novo Nordisk A/S B Shares	23,334	2,681,462
		3,485,669
FINLAND — 0.7%
Kone Oyj	31,390	1,629,123
FRANCE — 8.4%
Air Liquide SA	15,962	1,974,777
BNP Paribas SA	14,420	566,425
Cie Generale d’Optique Essilor International SA	22,180	1,565,938
Danone SA	33,954	2,134,408
Eutelsat Communications SA	21,910	854,964
LVMH Moet Hennessy Louis Vuitton SA	14,880	2,106,874
Pernod-Ricard SA	17,922	1,662,194
Safran SA	55,620	1,670,440
Sanofi	37,620	2,763,141
Schneider Electric SA	12,598	663,286
Technip SA	28,520	2,680,551
Zodiac Aerospace	22,630	1,917,836
		20,560,834
GERMANY — 6.5%
adidas AG	14,790	962,075
BASF SE	24,030	1,676,024
Bayerische Motoren Werke AG	20,330	1,361,915
Fresenius Medical Care AG & Co. KGaA	38,333	2,604,656
Kabel Deutschland Holding AG(1)	55,004	2,791,675
Muenchener Rueckversicherungs AG	20,110	2,466,875
SAP AG	55,070	2,911,558
Siemens AG	12,720	1,217,264
		15,992,042
HONG KONG — 2.4%
AIA Group Ltd.	427,000	1,333,241
China Unicom Ltd. ADR	137,188	2,898,782
Li & Fung Ltd.	274,000	507,316
Link Real Estate Investment Trust (The)	331,000	1,218,886
		5,958,225
INDIA — 0.3%
HDFC Bank Ltd. ADR	26,850	705,618
INDONESIA — 1.0%
PT Bank Mandiri (Persero) Tbk	3,108,225	2,313,815
IRELAND — 1.6%
Experian plc	97,141	1,320,779
Shire plc	70,560	2,457,872
		3,778,651
ITALY — 2.9%
Pirelli & C SpA	226,920	1,910,462
Prada SpA(1)	132,970	601,794
Saipem SpA	108,109	4,596,376
		7,108,632
JAPAN — 14.3%
Daihatsu Motor Co. Ltd.	178,000	3,177,498
Dentsu, Inc.	37,300	1,138,336
FANUC CORP.	14,000	2,142,653
Fast Retailing Co. Ltd.	7,700	1,400,546
Japan Tobacco, Inc.	650	3,057,035
JGC Corp.	41,000	984,384
Komatsu Ltd.	70,700	1,652,453
Konami Corp.	40,800	1,221,827
Lawson, Inc.	20,400	1,273,509
Mitsubishi Corp.	153,200	3,095,050
Mitsubishi UFJ Financial Group, Inc.	389,500	1,654,755
Murata Manufacturing Co. Ltd.	34,400	1,767,598
Nitori Holdings Co. Ltd.	23,900	2,241,886

10

Shares	Value
ORIX Corp.	35,130	$2,902,778
Rakuten, Inc.(1)	2,693	2,896,978
SOFTBANK CORP.	45,600	1,343,058
Sumitomo Realty & Development Co. Ltd.	33,000	577,939
Unicharm Corp.	48,400	2,386,358
		34,914,641
LUXEMBOURG — 1.1%
Millicom International Cellular SA	27,382	2,743,353
MACAU — 0.4%
Sands China Ltd.(1)	333,200	941,691
NETHERLANDS — 3.7%
ASML Holding NV	32,510	1,366,421
European Aeronautic Defence and Space Co. NV	68,080	2,127,918
Royal Dutch Shell plc B Shares	142,730	5,439,529
		8,933,868
PEOPLE’S REPUBLIC OF CHINA — 1.7%
Baidu, Inc. ADR(1)	25,380	2,956,009
Industrial & Commercial Bank of China Ltd. H Shares	2,202,755	1,307,483
		4,263,492
POLAND — 0.3%
Powszechna Kasa Oszczednosci Bank Polski SA	89,358	831,743
PORTUGAL — 1.2%
Jeronimo Martins SGPS SA(1)	178,420	2,953,469
RUSSIAN FEDERATION — 1.0%
Sberbank of Russia	821,210	1,847,723
X5 Retail Group NV GDR(1)	25,410	580,364
		2,428,087
SINGAPORE — 0.5%
DBS Group Holdings Ltd.	130,000	1,154,620
SOUTH KOREA — 2.5%
Hyundai Motor Co.(1)	15,148	2,804,964
Samsung Electronics Co. Ltd.	3,580	3,288,323
		6,093,287
SPAIN — 2.3%
Banco Bilbao Vizcaya Argentaria SA	283,034	2,446,997
Grifols SA(1)	78,150	1,314,894
Inditex SA	22,030	1,804,260
		5,566,151
SWEDEN — 2.6%
Alfa Laval AB	61,700	1,169,082
Atlas Copco AB A Shares	88,740	1,908,373
Getinge AB B Shares	30,100	762,773
Swedbank AB A Shares	95,450	1,236,458
Telefonaktiebolaget LM Ericsson B Shares	133,130	1,361,855
		6,438,541
SWITZERLAND — 9.4%
ABB Ltd.(1)	51,860	976,136
Adecco SA(1)	16,982	711,425
Nestle SA	88,100	5,064,836
Novartis AG	48,410	2,767,611
SGS SA	710	1,175,397
Swatch Group AG (The)	4,610	1,725,130
Syngenta AG(1)	11,760	3,442,989
UBS AG(1)	107,600	1,280,707
Wolseley plc	56,870	1,882,963
Xstrata plc	138,110	2,097,662
Zurich Financial Services AG(1)	8,160	1,846,056
		22,970,912
TAIWAN (REPUBLIC OF CHINA) — 1.5%
Hon Hai Precision Industry Co. Ltd.	366,000	1,002,061
MediaTek, Inc.	69,000	632,369
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	157,210	2,029,581
		3,664,011
THAILAND — 0.6%
Kasikornbank PCL NVDR	403,400	1,559,899
TURKEY — 0.4%
Turkiye Garanti Bankasi AS	346,207	1,078,612
UNITED KINGDOM — 21.1%
Admiral Group plc	76,099	1,006,909
Aggreko plc	29,356	919,548
Antofagasta plc	101,034	1,906,406
ARM Holdings plc	297,270	2,733,029
BG Group plc	235,660	5,037,715
British American Tobacco plc	76,013	3,606,962
British Sky Broadcasting Group plc	64,723	736,271
Burberry Group plc	89,409	1,645,398
Capita Group plc (The)	124,404	1,214,258
Carnival plc	39,864	1,316,181
Compass Group plc	113,590	1,077,836
GlaxoSmithKline plc	164,570	3,760,819
HSBC Holdings plc	207,672	1,577,608
Kingfisher plc	381,660	1,485,944
Lloyds Banking Group plc(1)	1,861,300	748,810
National Grid plc	207,890	2,017,832
Petrofac Ltd.	60,762	1,359,776
Reckitt Benckiser Group plc	55,775	2,754,471

11

Shares	Value
Rio Tinto plc	75,230	$3,651,006
Standard Chartered plc	92,732	2,029,140
Unilever plc	71,520	2,402,456
Vodafone Group plc	818,800	2,274,886
Weir Group plc (The)	61,100	1,928,130
Whitbread plc	45,000	1,093,001
WM Morrison Supermarkets plc	670,670	3,397,538
		51,681,930
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $208,371,855)		243,801,954
OTHER ASSETS AND LIABILITIES — 0.3%		682,358
TOTAL NET ASSETS — 100.0%		$244,484,312

Market Sector Diversification
(as a % of net assets)
Financials	15.7%
Consumer Discretionary	15.0%
Consumer Staples	14.6%
Industrials	13.9%
Materials	9.6%
Energy	9.2%
Information Technology	8.9%
Health Care	8.3%
Telecommunication Services	3.7%
Utilities	0.8%
Other Assets and Liabilities	0.3%

Notes to Schedule of Investments

ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
SGPS = Springs Global Participacoes SA
(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $208,371,855)	$243,801,954
Foreign currency holdings, at value (cost of $1,079,070)	1,073,810
Receivable for capital shares sold	104,862
Dividends and interest receivable	1,209,228
Other assets	15,447
246,205,301

Liabilities
Disbursements in excess of demand deposit cash	899,706
Payable for capital shares redeemed	510,677
Accrued management fees	298,257
Distribution fees payable	12,349
1,720,989

Net Assets	$244,484,312

Net Assets Consist of:
Capital (par value and paid-in surplus)	$299,857,714
Undistributed net investment income	1,370,006
Accumulated net realized loss	(92,270,541)
Net unrealized appreciation	35,527,133
$244,484,312

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$185,653,812	24,992,378	$7.43
Class II, $0.01 Par Value	$56,514,006	7,620,403	$7.42
Class III, $0.01 Par Value	$849,272	114,334	$7.43
Class IV, $0.01 Par Value	$1,467,222	197,767	$7.42

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $604,061)	$6,950,723
Interest	6,872
6,957,595
Expenses:
Management fees	4,112,974
Distribution fees:
Class II	173,134
Class IV	4,024
Directors’ fees and expenses	15,969
Other expenses	30,080
4,336,181

Net investment income (loss)	2,621,414

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $13,352)	18,452,771
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $55,103)	(166,806)
18,285,965

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(181,877))	(54,858,395)
Translation of assets and liabilities in foreign currencies	(28,657)
(54,887,052)

Net realized and unrealized gain (loss)	(36,601,087)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(33,979,673)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$2,621,414	$2,448,422
Net realized gain (loss)	18,285,965	33,553,586
Change in net unrealized appreciation (depreciation)	(54,887,052)	2,502,740
Net increase (decrease) in net assets resulting from operations	(33,979,673)	38,504,748

Distributions to Shareholders
From net investment income:
Class I	(3,283,610)	(5,717,601)
Class II	(880,827)	(1,648,133)
Class III	(14,691)	(28,019)
Class IV	(19,719)	(39,828)
Decrease in net assets from distributions	(4,198,847)	(7,433,581)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(42,675,419)	(47,886,108)

Redemption Fees
Increase in net assets from redemption fees	29	42

Net increase (decrease) in net assets	(80,853,910)	(16,814,899)

Net Assets
Beginning of period	325,338,222	342,153,121
End of period	$244,484,312	$325,338,222

Undistributed net investment income	$1,370,006	$3,125,801

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in stocks of foreign companies located in at least three developed countries (excluding the United States) that management believes will increase in value over time.

The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II and Class IV are charged a lower unified management fee because they have separate arrangements for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

16

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2011, the fund had accumulated capital losses of $(84,450,606), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(5,932,201) and $(78,518,405) expire in 2016 and 2017, respectively. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

The fund has elected to treat $(5,078,886) of net capital losses incurred in the two-month period ended December 31, 2011, as having been incurred in the following fiscal year for federal income tax purposes.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investment family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. The effective annual management fee for each class for the year ended December 31, 2011 was 1.41%, 1.31%, 1.41% and 1.31% for Class I, Class II, Class III and Class IV, respectively.

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Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended December 31, 2011.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $277,500,102 and $319,730,858, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$211,789,816
Gross tax appreciation of investments	$43,158,907
Gross tax depreciation of investments	(11,146,769)
Net tax appreciation (depreciation) of investments	$32,012,138

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		300,000,000
Sold	2,979,959	$24,900,345	3,732,132	$28,457,602
Issued in reinvestment of distributions	379,170	3,283,610	746,423	5,717,601
Redeemed	(7,076,962)	(59,677,301)	(9,236,469)	(70,800,720)
	(3,717,833)	(31,493,346)	(4,757,914)	(36,625,517)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	456,991	3,838,368	761,791	5,632,811
Issued in reinvestment of distributions	101,830	880,827	215,442	1,648,133
Redeemed	(1,891,082)	(15,678,778)	(2,404,019)	(18,018,704)
	(1,332,261)	(10,959,583)	(1,426,786)	(10,737,760)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	12,702	108,223	25,974	193,252
Issued in reinvestment of distributions	1,696	14,691	3,658	28,019
Redeemed	(27,210)	(220,027)	(62,446)	(479,177)
	(12,812)	(97,113)	(32,814)	(257,906)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	28,710	229,490	13,202	100,191
Issued in reinvestment of distributions	2,277	19,719	5,200	39,828
Redeemed	(44,963)	(374,586)	(54,545)	(404,944)
	(13,976)	(125,377)	(36,143)	(264,925)
Net increase (decrease)	(5,076,882)	$(42,675,419)	(6,253,657)	$(47,886,108)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Total Value of Investment Securities	$9,272,443	$234,529,511	—

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7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	—	(0.12)	$7.43	(12.04)%	1.43%	0.92%	93%	$185,654
2010	$7.73	0.06	0.95	1.01	(0.18)	—	(0.18)	$8.56	13.29%	1.41%	0.80%	111%	$245,893
2009	$5.94	0.08	1.84	1.92	(0.13)	—	(0.13)	$7.73	33.76%	1.37%	1.30%	126%	$258,873
2008	$11.86	0.13	(5.06)	(4.93)	(0.08)	(0.91)	(0.99)	$5.94	(44.82)%	1.24%	1.45%	116%	$310,899
2007	$10.12	0.11	1.70	1.81	(0.07)	—	(0.07)	$11.86	18.06%	1.20%	1.00%	101%	$702,517
Class II
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	—	(0.10)	$7.42	(12.19)%	1.58%	0.77%	93%	$56,514
2010	$7.72	0.05	0.94	0.99	(0.16)	—	(0.16)	$8.55	13.14%	1.56%	0.65%	111%	$76,546
2009	$5.93	0.07	1.84	1.91	(0.12)	—	(0.12)	$7.72	33.63%	1.52%	1.15%	126%	$80,128
2008	$11.84	0.11	(5.05)	(4.94)	(0.06)	(0.91)	(0.97)	$5.93	(44.90)%	1.39%	1.30%	116%	$75,869
2007	$10.10	0.09	1.71	1.80	(0.06)	—	(0.06)	$11.84	17.92%	1.35%	0.85%	101%	$175,972
Class III
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	—	(0.12)	$7.43	(12.04)%	1.43%	0.92%	93%	$849
2010	$7.73	0.06	0.95	1.01	(0.18)	—	(0.18)	$8.56	13.29%	1.41%	0.80%	111%	$1,089
2009	$5.94	0.11	1.81	1.92	(0.13)	—	(0.13)	$7.73	33.76%	1.37%	1.30%	126%	$1,237
2008	$11.86	0.13	(5.06)	(4.93)	(0.08)	(0.91)	(0.99)	$5.94	(44.82)%	1.24%	1.45%	116%	$57,369
2007	$10.12	0.11	1.70	1.81	(0.07)	—	(0.07)	$11.86	18.06%	1.20%	1.00%	101%	$128,447

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For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class IV
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	—	(0.10)	$7.42	(12.19)%	1.58%	0.77%	93%	$1,467
2010	$7.72	0.05	0.94	0.99	(0.16)	—	(0.16)	$8.55	13.14%	1.56%	0.65%	111%	$1,811
2009	$5.93	0.09	1.82	1.91	(0.12)	—	(0.12)	$7.72	33.63%	1.52%	1.15%	126%	$1,915
2008	$11.85	0.12	(5.07)	(4.95)	(0.06)	(0.91)	(0.97)	$5.93	(44.95)%	1.39%	1.30%	116%	$10,874
2007	$10.10	0.09	1.72	1.81	(0.06)	—	(0.06)	$11.85	17.90%	1.35%	0.85%	101%	$23,306

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP International Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

27

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,226, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2011 as qualified for the corporate dividends received deduction.

For the fiscal year ended December 31, 2011, the fund intends to pass through to shareholders $588,869, or up to the maximum amount allowable, as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended December 31, 2011, the fund earned $7,552,985 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on December 31, 2011 are $0.0179 and $0.2294, respectively.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74306   1202

ANNUAL REPORT               DECEMBER 31, 2011

VP Value Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23
Management	24
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence. Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year.

The equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the year. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks and Growth-Oriented Issues Held Up Best

Thanks to a strong finish, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2% in 2011. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, posting modestly positive returns, while mid- and small-cap issues declined. Meanwhile, growth and value stocks were mixed—growth outperformed value among large and small-cap shares, but value prevailed in the mid-cap segment of the market.

Given the extreme volatility during the year, the most defensive sectors of the market generated the best returns; the utilities, consumer staples, and health care sectors all produced double-digit gains for the year. On the downside, just three sectors of the market declined in 2011—the economically sensitive industrials and materials sectors, as well as the financials sector.

U.S. Stock Index Returns
For the 12 months ended December 31, 2011
Russell 1000 Index (Large-Cap)	1.50%	Russell 2000 Index (Small-Cap)	-4.18%
Russell 1000 Growth Index	2.64%	Russell 2000 Growth Index	-2.91%
Russell 1000 Value Index	0.39%	Russell 2000 Value Index	-5.50%
Russell Midcap Index	-1.55%
Russell Midcap Growth Index	-1.65%
Russell Midcap Value Index	-1.38%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPIX	1.01%	-0.94%	4.35%	7.27%	5/1/96
Russell 3000 Value Index	—	-0.10%	-2.58%	4.08%	6.99%(1)	—
S&P 500 Index	—	2.11%	-0.25%	2.92%	6.16%(1)	—
Lipper Multi-Cap Value Funds Index	—	-4.12%	-3.02%	2.99%	5.76%(1)	—
Class II	AVPVX	0.86%	-1.10%	4.18%	4.37%	8/14/01
Class III	AVPTX	1.01%	-0.94%	—	4.64%	5/6/02
(1)	Since 4/30/96, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2001

Total Annual Fund Operating Expenses
Class I	Class II	Class III
0.98%	1.13%	0.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

VP Value returned +1.01%* for the 12 months ended December 31, 2011. By comparison, its benchmark, the Russell 3000 Value Index, declined -0.10%. The Lipper Multi-Cap Value Funds Index fell -4.12% while the average return for Morningstar’s U.S. Insurance Fund Large Cap Value category** (its performance, like VP Value’s, reflects operating expenses) was -0.21%. The broader market, as measured by the S&P 500 Index, returned +2.11%. (The portfolio’s returns reflect operating expenses, while the indices’ returns do not.)

Stocks recorded mixed results in 2011 as some indices eked out small gains and others posted modest losses. Market volatility was high as investors confronted political turmoil in the Middle East; Japan’s earthquake, tsunami, and nuclear accident; the European debt crisis; and a political stalemate in the U.S. over the raising of the debt ceiling. Lackluster U.S. growth also dampened investor sentiment, though conditions improved in the final months of the year. Corporate earnings remained solid and employers began to add jobs. In this environment, investors generally favored higher-yielding securities. Growth stocks outperformed value stocks, except in the mid-cap sphere where value stocks beat their growth counterparts. During the reporting period, VP Value received positive results in absolute terms from five of the ten of the sectors in which it was invested. Relative to the benchmark, the portfolio was hampered by its investments in the utilities and consumer discretionary sectors. Investments in the consumer staples and financials sectors enhanced results. Foreign holdings also accounted for a portion of the portfolio’s total return during the period. Holdings of Koninklijke Philips Electronics N.V., an electronics conglomerate headquartered in the Netherlands, detracted from performance and was a primary source of non-domestic impact on the portfolio’s total return.

Consumer Staples Contributed

VP Value’s overweight in consumer staples added to relative performance as investors gravitated to more defensive stocks. The portfolio benefited from our focus on high-quality companies, particularly among food and household products stocks. Many of these names offer attractive dividend yields. Two notable contributors were Kraft Foods and Kimberly-Clark Corp. Kraft, which reported better-than-expected profits, has been able to raise consumer prices, offsetting higher commodities costs. Kraft is also planning to split itself into two companies—a global snack company to capitalize on growth opportunities for products such as cookies and chewing gum, and a North American grocery business that will focus selling staples such as cheese and coffee. Kimberly-Clark has demonstrated strong pricing power as commodities prices, specifically the price of pulp, have increased.

*	All fund returns referenced in this commentary are for Class I shares.
**
The average returns for Morningstar’s U.S. Insurance Fund Large Cap Value category were -2.07% and 3.22% for the five- and ten-year periods ended December 31, 2011, respectively. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

Financials Enhanced Performance

An underweight position and strong stock selection in financials contributed to VP Value’s relative results. Within diversified financial services, we focused on less-volatile names. VP Value did not own Citigroup. It was underweight Bank of America. Both companies are struggling with mortgage-putback losses and related litigation; credit risk linked to the European debt crisis; changes in U.S. regulations as a result of Dodd-Frank legislation; and a decline in earnings power as a result of the low interest rate environment.

The financials sector also provided two top detractors — Northern Trust, which provides investment management services to wealthy individuals and institutions, and Hudson City Bancorp, a regional bank operating primarily in New Jersey and New York. The low interest rate environment has raised concern about both companies’ future earnings power.

Energy Supplied Key Contributor

In the energy sector, the portfolio benefited from a position in oil and gas drilling company, EQT Corp. The stock appreciated, we believe, because of unspecified rumors about its potential acquisition.

Consumer Discretionary Detracted

In the consumer discretionary sector, the portfolio’s relative performance was a question of what it didn’t own rather than what it did. An underweight in the media industry slowed progress. Media stocks, especially television names, recorded gains during the reporting period on strong advertising sales.

Household durables supplied a key detractor, Whirlpool Corp. Shares of the appliance maker fell on weaker demand for appliances in the U.S. and overseas, combined with higher input costs for materials such as steel. In specialty retailing, VP Value was hampered by an investment in office supplies retailer Staples, which declined on weakness in white-collar employment and poor cost management in its European operations. Specialty retailing was also the source of positive contributor Lowe’s Companies. The home improvement retailer benefited from increased optimism about a housing market turnaround.

Utilities Hampered Results

An underweight in utilities, the strongest performing sector in the benchmark, dampened relative results. Utilities stocks, which are generally viewed as defensive instruments in difficult economic times, outperformed. We have considered these stocks overvalued for some time.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2011, we see opportunities in health care, industrials, and consumer staples, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials and utilities stocks.

6

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
General Electric Co.	3.0%
Pfizer, Inc.	2.8%
JPMorgan Chase & Co.	2.8%
Total SA	2.8%
AT&T, Inc.	2.7%
Johnson & Johnson	2.6%
Procter & Gamble Co. (The)	2.5%
Northern Trust Corp.	2.4%
Chevron Corp.	2.2%
Lowe’s Cos., Inc.	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	12.0%
Pharmaceuticals	8.9%
Insurance	6.3%
Commercial Banks	6.0%
Capital Markets	5.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.8%
Foreign Common Stocks*	8.4%
Total Common Stocks	96.2%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	0.8%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 – 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$971.70	$4.92	0.99%
Class II	$1,000	$969.30	$5.66	1.14%
Class III	$1,000	$971.70	$4.92	0.99%
Hypothetical
Class I	$1,000	$1,020.22	$5.04	0.99%
Class II	$1,000	$1,019.46	$5.80	1.14%
Class III	$1,000	$1,020.22	$5.04	0.99%
(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 96.2%
AEROSPACE AND DEFENSE — 1.0%
General Dynamics Corp.	40,015	$ 2,657,396
Huntington Ingalls Industries, Inc.(1)	55,974	1,750,867
Raytheon Co.	64,222	3,107,060
		7,515,323
AIR FREIGHT AND LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	25,606	1,874,103
AIRLINES — 0.8%
Southwest Airlines Co.	683,376	5,849,699
AUTOMOBILES — 1.7%
General Motors Co.(1)	209,036	4,237,160
Honda Motor Co., Ltd.	84,400	2,574,655
Toyota Motor Corp.	177,200	5,905,132
		12,716,947
BEVERAGES — 1.0%
Dr Pepper Snapple Group, Inc.	191,542	7,562,078
CAPITAL MARKETS — 5.5%
BlackRock, Inc.	8,270	1,474,045
Charles Schwab Corp. (The)	669,021	7,533,176
Franklin Resources, Inc.	25,697	2,468,454
Goldman Sachs Group, Inc. (The)	66,681	6,029,963
Northern Trust Corp.	454,344	18,019,283
State Street Corp.	140,371	5,658,355
		41,183,276
COMMERCIAL BANKS — 6.0%
BB&T Corp.	104,868	2,639,528
Comerica, Inc.	257,688	6,648,350
Commerce Bancshares, Inc.	98,784	3,765,646
PNC Financial Services Group, Inc.	155,212	8,951,076
U.S. Bancorp.	343,773	9,299,060
Wells Fargo & Co.	495,943	13,668,189
		44,971,849
COMMERCIAL SERVICES AND SUPPLIES — 3.2%
Avery Dennison Corp.	123,748	3,549,093
Cintas Corp.	23,562	820,193
Republic Services, Inc.	503,650	13,875,557
Waste Management, Inc.	178,870	5,850,838
		24,095,681
COMMUNICATIONS EQUIPMENT — 1.6%
Cisco Systems, Inc.(2)	674,587	12,196,533
COMPUTERS AND PERIPHERALS — 2.3%
Diebold, Inc.	185,183	5,568,453
Hewlett-Packard Co.	327,077	8,425,503
QLogic Corp.(1)	167,235	2,508,525
Western Digital Corp.(1)	31,407	972,047
		17,474,528
CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	20,722	1,562,646
CONTAINERS AND PACKAGING — 0.7%
Bemis Co., Inc.	182,612	5,492,969
DIVERSIFIED FINANCIAL SERVICES — 2.8%
JPMorgan Chase & Co.	631,882	21,010,076
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.6%
AT&T, Inc.	675,537	20,428,239
CenturyLink, Inc.	93,399	3,474,442
Verizon Communications, Inc.	71,015	2,849,122
		26,751,803
ELECTRIC UTILITIES — 2.4%
Great Plains Energy, Inc.	79,737	1,736,672
NV Energy, Inc.	212,757	3,478,577
Westar Energy, Inc.	457,611	13,170,044
		18,385,293
ELECTRICAL EQUIPMENT — 1.3%
ABB Ltd. ADR(1)	102,540	1,930,828
Emerson Electric Co.	65,901	3,070,328
Hubbell, Inc., Class B	26,996	1,804,952
Thomas & Betts Corp.(1)	52,185	2,849,301
		9,655,409
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Molex, Inc.	123,255	2,940,864
FOOD AND STAPLES RETAILING — 1.8%
CVS Caremark Corp.	135,263	5,516,025
SYSCO Corp.	127,438	3,737,757
Wal-Mart Stores, Inc.	72,913	4,357,281
		13,611,063
FOOD PRODUCTS — 2.5%
ConAgra Foods, Inc.	64,470	1,702,008
Kellogg Co.	40,576	2,051,928
Kraft Foods, Inc., Class A	291,726	10,898,884
Ralcorp Holdings, Inc.(1)	35,216	3,010,968
Unilever NV CVA	41,602	1,430,619
		19,094,407

9

Shares	Value
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.1%
Becton Dickinson and Co.	81,838	$ 6,114,936
Boston Scientific Corp.(1)	1,166,571	6,229,489
CareFusion Corp.(1)	422,288	10,730,338
Medtronic, Inc.	155,084	5,931,963
Zimmer Holdings, Inc.(1)	173,246	9,254,801
		38,261,527
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
Aetna, Inc.	76,692	3,235,636
CIGNA Corp.	62,409	2,621,178
LifePoint Hospitals, Inc.(1)	85,665	3,182,455
UnitedHealth Group, Inc.	146,030	7,400,800
		16,440,069
HOTELS, RESTAURANTS AND LEISURE — 1.4%
International Game Technology	106,055	1,824,146
International Speedway Corp., Class A	194,864	4,939,802
Speedway Motorsports, Inc.	238,211	3,651,775
		10,415,723
HOUSEHOLD DURABLES — 0.9%
Toll Brothers, Inc.(1)	90,840	1,854,953
Whirlpool Corp.	108,392	5,143,200
		6,998,153
HOUSEHOLD PRODUCTS — 3.5%
Clorox Co.	28,617	1,904,748
Kimberly-Clark Corp.	69,599	5,119,702
Procter & Gamble Co. (The)	287,000	19,145,770
		26,170,220
INDUSTRIAL CONGLOMERATES — 4.6%
3M Co.	24,608	2,011,212
General Electric Co.	1,249,265	22,374,336
Koninklijke Philips Electronics NV	385,813	8,129,233
Tyco International Ltd.	49,887	2,330,222
		34,845,003
INSURANCE — 6.3%
Allstate Corp. (The)	312,336	8,561,130
Berkshire Hathaway, Inc., Class A(1)	69	7,918,095
HCC Insurance Holdings, Inc.	130,187	3,580,143
Marsh & McLennan Cos., Inc.	259,767	8,213,833
MetLife, Inc.	139,016	4,334,519
Prudential Financial, Inc.	60,679	3,041,231
Torchmark Corp.	39,047	1,694,249
Transatlantic Holdings, Inc.	64,360	3,522,423
Travelers Cos., Inc. (The)	105,066	6,216,755
		47,082,378
IT SERVICES — 0.3%
Visa, Inc., Class A	18,347	1,862,771
METALS AND MINING — 0.9%
Barrick Gold Corp.	37,621	1,702,350
Freeport-McMoRan Copper & Gold, Inc.	78,022	2,870,430
Newmont Mining Corp.	31,291	1,877,773
		6,450,553
MULTI-UTILITIES — 2.5%
PG&E Corp.	233,259	9,614,936
Xcel Energy, Inc.	332,969	9,203,263
		18,818,199
MULTILINE RETAIL — 1.0%
Target Corp.	150,562	7,711,786
OIL, GAS AND CONSUMABLE FUELS — 12.0%
Apache Corp.	39,431	3,571,660
BP plc	288,246	2,061,410
BP plc ADR	17,423	744,659
Chevron Corp.	155,655	16,561,692
Devon Energy Corp.	80,799	5,009,538
Exxon Mobil Corp.	135,633	11,496,253
Imperial Oil Ltd.	261,303	11,642,251
Murphy Oil Corp.	61,067	3,403,874
Peabody Energy Corp.	61,509	2,036,563
Southwestern Energy Co.(1)	117,406	3,749,948
Total SA	404,798	20,694,444
Ultra Petroleum Corp.(1)	315,868	9,359,169
		90,331,461
PHARMACEUTICALS — 8.9%
Bristol-Myers Squibb Co.	130,500	4,598,820
Eli Lilly & Co.	118,653	4,931,219
Hospira, Inc.(1)	91,244	2,771,080
Johnson & Johnson	301,135	19,748,433
Merck & Co., Inc.	370,334	13,961,592
Pfizer, Inc.	973,855	21,074,222
		67,085,366
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Weyerhaeuser Co.	129,895	2,425,140
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.9%
Applied Materials, Inc.	813,839	8,716,216
Intel Corp.	453,021	10,985,759
Texas Instruments, Inc.	68,864	2,004,631
		21,706,606
SPECIALTY RETAIL — 3.0%
Lowe’s Cos., Inc.	558,463	14,173,791
Staples, Inc.	597,557	8,300,067
		22,473,858

10

Shares	Value
THRIFTS AND MORTGAGE FINANCE — 0.8%
Hudson City Bancorp., Inc.	990,154	$ 6,188,462
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Rogers Communications, Inc., Class B	98,549	3,796,857
TOTAL COMMON STOCKS(Cost $689,933,988)		723,008,679
Temporary Cash Investments — 3.0%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.125%, 5/15/21, valued at $7,540,560), in a joint trading account at 0.00%, dated 12/30/11, due 1/3/12 (Delivery value $7,369,424)		7,369,424
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/31/16, valued at $3,757,831), in a joint trading account at 0.01%, dated 12/30/11, due 1/3/12 (Delivery value $3,684,716)		3,684,712
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $7,528,995), in a joint trading account at 0.02%, dated 12/30/11, due 1/3/12 (Delivery value $7,369,439)		7,369,423
SSgA U.S. Government Money Market Fund	4,303,479	4,303,479
TOTAL TEMPORARY CASH INVESTMENTS (Cost $22,727,038)		22,727,038
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $712,661,026)		745,735,717
OTHER ASSETS AND LIABILITIES — 0.8%		5,740,178
TOTAL NET ASSETS — 100.0%		$751,475,895

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
11,499,057	CAD for USD	UBS AG	1/31/12	$11,280,317	$(26,729)
1,352,134	CHF for USD	Credit Suisse AG	1/31/12	1,440,165	7,578
12,545,447	EUR for USD	UBS AG	1/31/12	16,239,619	167,066
1,356,542	GBP for USD	Credit Suisse AG	1/31/12	2,106,221	17,784
482,853,000	JPY for USD	Credit Suisse AG	1/31/12	6,275,634	(67,015)
				$37,341,956	$98,684
(Value on Settlement Date $37,440,640)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
181	S&P 500 E-Mini	March 2012	$11,336,030	$(51,415)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $11,337,000.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $712,661,026)	$745,735,717
Deposits with broker for futures contracts	724,000
Foreign currency holdings, at value (cost of $370,830)	368,523
Receivable for investments sold	3,265,239
Receivable for capital shares sold	3,702,235
Unrealized gain on forward foreign currency exchange contracts	192,428
Dividends and interest receivable	1,693,501
755,681,643

Liabilities
Payable for investments purchased	2,695,620
Payable for capital shares redeemed	712,555
Payable for variation margin on futures contracts	43,440
Unrealized loss on forward foreign currency exchange contracts	93,744
Accrued management fees	580,382
Distribution fees payable	80,007
4,205,748

Net Assets	$751,475,895

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,164,714,495
Undistributed net investment income	1,746,308
Accumulated net realized loss	(448,102,055)
Net unrealized appreciation	33,117,147
$751,475,895

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$362,220,774	62,468,879	$5.80
Class II, $0.01 Par Value	$383,192,479	66,018,366	$5.80
Class III, $0.01 Par Value	$6,062,642	1,045,588	$5.80

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $317,924)	$20,911,846
Interest	10,482
20,922,328
Expenses:
Management fees	7,129,394
Distribution fees — Class II	990,427
Directors’ fees and expenses	49,716
Other expenses	417
8,169,954

Net investment income (loss)	12,752,374

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	47,508,992
Futures contract transactions	379,353
Foreign currency transactions	(508,982)
47,379,363

Change in net unrealized appreciation (depreciation) on:
Investments	(55,295,056)
Futures contracts	(51,415)
Translation of assets and liabilities in foreign currencies	542,011
(54,804,460)

Net realized and unrealized gain (loss)	(7,425,097)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,327,277

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$12,752,374	$22,853,537
Net realized gain (loss)	47,379,363	89,172,398
Change in net unrealized appreciation (depreciation)	(54,804,460)	17,581,001
Net increase (decrease) in net assets resulting from operations	5,327,277	129,606,936

Distributions to Shareholders
From net investment income:
Class I	(7,323,324)	(12,210,520)
Class II	(7,469,008)	(9,009,199)
Class III	(143,801)	(143,522)
Decrease in net assets from distributions	(14,936,133)	(21,363,241)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(41,834,125)	(464,817,747)

Redemption Fees
Increase in net assets from redemption fees	431	3,796

Net increase (decrease) in net assets	(51,442,550)	(356,570,256)

Net Assets
Beginning of period	802,918,445	1,159,488,701
End of period	$751,475,895	$802,918,445

Undistributed net investment income	$1,746,308	$2,742,319

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in equity securities of companies of all sizes that management believes to be undervalued at the time of purchase.

The fund is authorized to issue Class I, Class II and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

15

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2011, the fund had accumulated capital losses of $(410,302,590), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(190,257,251) and $(220,045,339) expire in 2016 and 2017, respectively. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

Redemption —The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class for the year ended December 31, 2011 was 0.98%, 0.88%, and 0.98% for Class I, Class II and Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

17

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $508,308,073 and $560,973,003, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$750,413,222
Gross tax appreciation of investments	$59,890,764
Gross tax depreciation of investments	(64,568,269)
Net tax appreciation (depreciation) of investments	$(4,677,505)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	15,410,231	$90,794,234	10,718,650	$58,378,637
Issued in reinvestment of distributions	1,262,451	7,323,324	2,229,670	12,210,520
Redeemed	(20,027,297)	(115,799,803)	(74,540,998)	(418,883,588)
	(3,354,615)	(17,682,245)	(61,592,678)	(348,294,431)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	5,969,511	34,568,959	5,755,002	31,208,735
Issued in reinvestment of distributions	1,284,921	7,469,008	1,633,801	9,009,199
Redeemed	(11,023,390)	(64,442,423)	(28,414,505)	(158,068,799)
	(3,768,958)	(22,404,456)	(21,025,702)	(117,850,865)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	202,601	1,210,022	898,747	4,936,667
Issued in reinvestment of distributions	24,703	143,801	25,859	143,522
Redeemed	(544,405)	(3,101,247)	(706,538)	(3,752,640)
	(317,101)	(1,747,424)	218,068	1,327,549
Net increase (decrease)	(7,440,674)	$(41,834,125)	(82,400,312)	$(464,817,747)

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$660,066,019	—	—
Foreign Common Stocks	6,708,059	$56,234,601	—
Temporary Cash Investments	4,303,479	18,423,559	—
Total Value of Investment Securities	$671,077,557	$74,658,160	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$98,684	—
Futures Contracts	$(51,415)	—	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(51,415)	$98,684	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly participated in equity price risk derivative instruments during the last three months of the period.

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of December 31, 2011

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	$ 43,440

Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$192,428	Unrealized loss on forward foreign currency exchange contracts	93,744
		$192,428		$137,184
Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ 379,353	Change in net unrealized appreciation (depreciation) on futures contracts	$(51,415)

Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(510,755)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	547,560
		$(131,402)		$496,145

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$5.86	0.10	(0.04)	0.06	(0.12)	—	(0.12)	$5.80	1.01%	0.98%	1.74%	67%	$362,221
2010	$5.28	0.12	0.58	0.70	(0.12)	—	(0.12)	$5.86	13.42%	0.98%	2.16%	69%	$385,638
2009	$4.68	0.11	0.75	0.86	(0.26)	—	(0.26)	$5.28	19.86%	0.97%	2.31%	54%	$673,058
2008	$7.47	0.14	(1.93)	(1.79)	(0.16)	(0.84)	(1.00)	$4.68	(26.78)%	0.95%	2.46%	111%	$797,196
2007	$8.74	0.13	(0.54)	(0.41)	(0.14)	(0.72)	(0.86)	$7.47	(5.14)%	0.93%	1.65%	152%	$1,470,148
Class II
2011	$5.86	0.09	(0.04)	0.05	(0.11)	—	(0.11)	$5.80	0.86%	1.13%	1.59%	67%	$383,192
2010	$5.29	0.11	0.57	0.68	(0.11)	—	(0.11)	$5.86	13.04%	1.13%	2.01%	69%	$409,296
2009	$4.68	0.10	0.76	0.86	(0.25)	—	(0.25)	$5.29	19.72%	1.12%	2.16%	54%	$480,382
2008	$7.46	0.14	(1.93)	(1.79)	(0.15)	(0.84)	(0.99)	$4.68	(26.80)%	1.10%	2.31%	111%	$442,933
2007	$8.73	0.12	(0.54)	(0.42)	(0.13)	(0.72)	(0.85)	$7.46	(5.31)%	1.08%	1.50%	152%	$765,324
Class III
2011	$5.86	0.10	(0.04)	0.06	(0.12)	—	(0.12)	$5.80	1.01%	0.98%	1.74%	67%	$6,063
2010	$5.28	0.12	0.58	0.70	(0.12)	—	(0.12)	$5.86	13.42%	0.98%	2.16%	69%	$7,984
2009	$4.68	0.11	0.75	0.86	(0.26)	—	(0.26)	$5.28	19.86%	0.97%	2.31%	54%	$6,049
2008	$7.47	0.14	(1.93)	(1.79)	(0.16)	(0.84)	(1.00)	$4.68	(26.78)%	0.95%	2.46%	111%	$6,191
2007	$8.74	0.13	(0.54)	(0.41)	(0.14)	(0.72)	(0.86)	$7.47	(5.14)%	0.93%	1.65%	152%	$10,381

21

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Value Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request,  by calling 1-800-378-9878.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $14,936,133, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2011 as qualified for the corporate dividends received deduction.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74305   1202

ANNUAL REPORT               DECEMBER 31, 2011

VP VistaSM Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	20
Report of Independent Registered Public Accounting Firm	21
Management	22
Additional Information	25

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence. Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year.

The equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the year. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks and Growth-Oriented Issues Held Up Best

Thanks to a strong finish, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2% in 2011. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, posting modestly positive returns, while mid- and small-cap issues declined. Meanwhile, growth and value stocks were mixed—growth outperformed value among large- and small-cap shares, but value prevailed in the mid-cap segment of the market.

Given the extreme volatility during the year, the most defensive sectors of the market generated the best returns; the utilities, consumer staples, and health care sectors all produced double-digit gains for the year. On the downside, just three sectors of the market declined in 2011—the economically sensitive industrials and materials sectors, as well as the financials sector.

U.S. Stock Index Returns
For the 12 months ended December 31, 2011
Russell 1000 Index (Large-Cap)	1.50%	Russell 2000 Index (Small-Cap)	-4.18%
Russell 1000 Growth Index	2.64%	Russell 2000 Growth Index	-2.91%
Russell 1000 Value Index	0.39%	Russell 2000 Value Index	-5.50%
Russell Midcap Index	-1.55%
Russell Midcap Growth Index	-1.65%
Russell Midcap Value Index	-1.38%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVSIX	-7.89%	0.07%	4.56%	4.60%	10/5/01
Russell Midcap Growth Index	—	-1.65%	2.44%	5.29%	7.64%(1)	—
Class II	APVTX	-8.02%	-0.09%	—	3.39%	4/29/05
(1)	Since 9/30/01, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2001

Total Annual Fund Operating Expenses
Class I	Class II
1.02%	1.17%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

VP Vista declined -7.89%* for the 12 months ended December 31, 2011, lagging the -1.65% decline of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 2, equity indices endured high levels of volatility during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and U.S. Treasury debt downgrade. Price momentum and acceleration, two factors that the VP Vista team looks for in portfolio holdings, were not rewarded during the reporting period.

Within the portfolio, security selection in the information technology sector accounted for the majority of underperformance relative to the benchmark. Holdings in the financials, materials, industrials, and consumer discretionary sectors also hurt results versus the benchmark. Effective stock choices in the utilities and energy sectors partially offset those relative losses.

Information Technology Underperformed Benchmark

The information technology sector was VP Vista’s largest source of underperformance relative to the benchmark. In the communications equipment industry, two overweight positions significantly trimmed relative results. An overweight position in F5 Networks, whose products help optimize the performance of applications over IT networks, detracted from returns versus the benchmark. Video and teleconferencing equipment maker Polycom experienced a sell-off in its shares as investors feared that increased competition and cuts in corporate spending would hurt revenues. Elsewhere in the sector, stock decisions in the software industry hindered relative returns.

However, a position in UK-based ARM Holdings contributed meaningfully to relative results. The semiconductor intellectual property supplier experienced a surge in demand from chip makers, driven by rising end-market requirements for mobile chips.

Financials, Materials Lagged

The financials sector was a source of underperformance relative to the benchmark. Within the sector, an underweight in real estate investment trusts and an overweight in the real estate management and development industry curbed relative results.

The economically sensitive materials sector underperformed during the year. In the sector, positions in the chemicals industry group resulted in underperformance relative to benchmark returns. An overweight position in Rockwood Holdings, in particular, hurt performance as investors became increasingly concerned about future earnings growth in the midst of a sluggish global economy.

Industrials, Consumer Discretionary Lagged, but Some Holdings Helped

The majority of VP Vista’s underperformance in the industrials sector reflected stock decisions among machinery companies. An example was an overweight

*All fund returns referenced in this commentary are for Class I shares.

5

stake in WABCO Holdings. The maker of braking systems for commercial vehicles experienced a share price decline while it was held in the portfolio due to macroeconomic concerns.

Holdings in the electrical equipment group also detracted meaningfully from relative performance. Polypore, which manufactures lithium-ion separators used in electric vehicles, was hurt over concerns surrounding fires that had ignited in the batteries of vehicles during testing.

In the consumer discretionary sector, detrimental holdings in the media industry included China-based Focus Media Holding Ltd., which sold off sharply due to a third party research report. An overweight position in Lululemon Athletica, though, contributed significantly to relative outperformance as the maker of yoga and athletic wear executed well, demonstrating strong same-store comparable sales levels.

Utilities and Energy Outperformed

The utilities sector was a source of outperformance versus the benchmark, largely due to an overweight stake in natural gas utility Oneok. The company has experienced accelerating growth and improving revenues, as well as paying a relatively high dividend.

The energy sector was also a source of outperformance versus the benchmark, largely due to an overweight position in Brigham Exploration. The oil producer with strong assets and accelerating production growth was acquired during the reporting period.

Consumer Staples was Mixed

Underlying the nearly flat relative returns from the consumer staples sector were one top contributing stock and one key detractor. In the consumer staples sector, companies with products at the upper end of the retail market performed well. VP Vista benefited from this situation with a significant position in specialty grocery chain Whole Foods Market, which represented the largest individual contributor to relative returns. The company, which continued to perform well amid a trend towards healthier diets, executed well as it demonstrated strong buying power and improving supply chain management.

Elsewhere in the sector, though, a position in Green Mountain Coffee Roasters detracted from relative results. The largest U.S. seller of single-serve brewers experienced robust share price gains as it continued to increase revenues through the success of its Keurig Single-Cup Brewing System. However, the position declined during the time it was held in the portfolio.

Outlook

Our investment process focuses on medium-sized and smaller companies with accelerating earnings growth rates and share price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell Midcap Growth Index. Based on a long history of utilizing these characteristics, the investment team is optimistic that an improved environment for the process will yield better results going forward. We continue to engage in smart risk-taking with regard to portfolio construction and have enhanced our use of risk management tools, which should result in more consistent results over time.

6

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
National Oilwell Varco, Inc.	2.6%
Alliance Data Systems Corp.	2.5%
Whole Foods Market, Inc.	2.3%
ARM Holdings plc	2.2%
Kansas City Southern	2.1%
SXC Health Solutions Corp.	2.0%
Dollar Tree, Inc.	2.0%
TransDigm Group, Inc.	2.0%
Check Point Software Technologies Ltd.	1.9%
Alexion Pharmaceuticals, Inc.	1.9%

Top Five Industries	% of net assets
Specialty Retail	7.7%
Energy Equipment and Services	5.6%
IT Services	5.3%
Software	5.1%
Pharmaceuticals	4.9%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.8%
Foreign Common Stocks*	9.9%
Total Common Stocks	97.7%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.1%
*	Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 - 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$857.10	$4.68	1.00%
Class II	$1,000	$856.30	$5.38	1.15%
Hypothetical
Class I	$1,000	$1,020.16	$5.09	1.00%
Class II	$1,000	$1,019.41	$5.85	1.15%
(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 97.7%
AEROSPACE AND DEFENSE — 3.9%
BE Aerospace, Inc.(1)	14,302	$553,630
TransDigm Group, Inc.(1)	6,245	597,522
		1,151,152
AUTO COMPONENTS — 1.4%
BorgWarner, Inc.(1)	6,558	418,007
BIOTECHNOLOGY — 2.4%
Alexion Pharmaceuticals, Inc.(1)	7,774	555,841
Cepheid, Inc.(1)	4,633	159,421
		715,262
CAPITAL MARKETS — 1.6%
Affiliated Managers Group, Inc.(1)	2,579	247,455
KKR & Co. LP	18,861	241,987
		489,442
CHEMICALS — 3.9%
Airgas, Inc.	5,655	441,543
Albemarle Corp.	5,202	267,955
FMC Corp.	3,082	265,175
Rockwood Holdings, Inc.(1)	4,590	180,708
		1,155,381
COMMERCIAL BANKS — 0.5%
East West Bancorp., Inc.	7,933	156,677
COMMERCIAL SERVICES AND SUPPLIES — 2.0%
Clean Harbors, Inc.(1)	4,611	293,859
Stericycle, Inc.(1)	3,821	297,732
		591,591
CONSTRUCTION AND ENGINEERING — 0.5%
Quanta Services, Inc.(1)	7,140	153,796
CONSUMER FINANCE — 1.7%
Discover Financial Services	15,562	373,488
First Cash Financial Services, Inc.(1)	4,131	144,957
		518,445
CONTAINERS AND PACKAGING — 1.6%
Crown Holdings, Inc.(1)	9,135	306,753
Rock-Tenn Co., Class A	3,213	185,390
		492,143
DIVERSIFIED CONSUMER SERVICES — 0.5%
Apollo Group, Inc., Class A(1)	2,861	154,122
ELECTRICAL EQUIPMENT — 1.1%
Polypore International, Inc.(1)	7,343	323,018
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.1%
Trimble Navigation Ltd.(1)	7,474	$324,372
ENERGY EQUIPMENT AND SERVICES — 5.6%
Atwood Oceanics, Inc.(1)	5,049	200,900
Core Laboratories NV	2,076	236,560
National Oilwell Varco, Inc.	11,202	761,624
Oceaneering International, Inc.	5,202	239,968
Oil States International, Inc.(1)	3,169	242,017
		1,681,069
FOOD AND STAPLES RETAILING — 2.3%
Whole Foods Market, Inc.	9,848	685,224
FOOD PRODUCTS — 2.0%
J.M. Smucker Co. (The)	2,229	174,241
Mead Johnson Nutrition Co.	5,945	408,600
		582,841
GAS UTILITIES — 1.1%
Oneok, Inc.	3,710	321,620
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.5%
MAKO Surgical Corp.(1)	8,021	202,210
Mettler-Toledo International, Inc.(1)	1,661	245,346
		447,556
HEALTH CARE PROVIDERS AND SERVICES — 0.5%
Catalyst Health Solutions, Inc.(1)	2,950	153,400
HEALTH CARE TECHNOLOGY — 2.1%
SXC Health Solutions Corp.(1)	10,731	606,087
HOTELS, RESTAURANTS AND LEISURE — 4.0%
Arcos Dorados Holdings, Inc., Class A	10,556	216,715
Bally Technologies, Inc.(1)	2,852	112,825
Chipotle Mexican Grill, Inc.(1)	1,310	442,440
Domino’s Pizza, Inc.(1)	4,455	151,247
Panera Bread Co., Class A(1)	1,812	256,307
		1,179,534
HOUSEHOLD DURABLES — 0.8%
Tempur-Pedic International, Inc.(1)	4,367	229,398
HOUSEHOLD PRODUCTS — 1.1%
Church & Dwight Co., Inc.	7,321	335,009
INTERNET AND CATALOG RETAIL — 1.3%
priceline.com, Inc.(1)	808	377,910

9

Shares	Value
INTERNET SOFTWARE AND SERVICES — 2.1%
Baidu, Inc. ADR(1)	3,366	$392,038
Rackspace Hosting, Inc.(1)	5,153	221,630
		613,668
IT SERVICES — 5.3%
Alliance Data Systems Corp.(1)	7,140	741,417
Cognizant Technology Solutions Corp., Class A(1)	4,760	306,116
Teradata Corp.(1)	11,049	535,987
		1,583,520
MACHINERY — 3.7%
Chart Industries, Inc.(1)	4,568	246,992
Joy Global, Inc.	7,162	536,935
Pall Corp.	2,642	150,990
Titan International, Inc.	8,145	158,502
		1,093,419
MARINE — 1.4%
Kirby Corp.(1)	6,201	408,274
MEDIA — 1.6%
CBS Corp., Class B	17,316	469,956
METALS AND MINING — 1.8%
Carpenter Technology Corp.	3,584	184,504
Cliffs Natural Resources, Inc.	5,617	350,220
		534,724
MULTILINE RETAIL — 2.0%
Dollar Tree, Inc.(1)	7,228	600,719
OIL, GAS AND CONSUMABLE FUELS — 4.9%
Cabot Oil & Gas Corp.	5,459	414,338
Concho Resources, Inc.(1)	5,306	497,437
SandRidge Energy, Inc.(1)	41,022	334,740
SM Energy Co.	2,841	207,677
		1,454,192
PHARMACEUTICALS — 4.9%
Elan Corp. plc ADR(1)	16,326	224,319
Perrigo Co.	2,972	289,176
Questcor Pharmaceuticals, Inc.(1)	9,695	403,118
Shire plc	7,564	263,483
Watson Pharmaceuticals, Inc.(1)	4,677	282,210
		1,462,306
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.8%
CBRE Group, Inc.(1)	14,971	227,859
ROAD AND RAIL — 2.1%
Kansas City Southern(1)	9,123	620,455
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.5%
ARM Holdings plc	71,115	653,814
Avago Technologies Ltd.	7,606	219,509
Cypress Semiconductor Corp.(1)	10,141	171,282
		1,044,605
SOFTWARE — 5.1%
Cerner Corp.(1)	2,120	129,850
Check Point Software Technologies Ltd.(1)	10,852	570,164
Citrix Systems, Inc.(1)	5,748	349,019
NetSuite, Inc.(1)	6,950	281,822
QLIK Technologies, Inc.(1)	6,557	158,679
Solera Holdings, Inc.	577	25,700
		1,515,234
SPECIALTY RETAIL — 7.7%
DSW, Inc., Class A	4,240	187,450
GNC Holdings, Inc. Class A(1)	5,241	151,727
O’Reilly Automotive, Inc.(1)	5,939	474,823
PetSmart, Inc.	9,519	488,230
Tiffany & Co.	2,251	149,151
Tractor Supply Co.	5,508	386,386
Ulta Salon Cosmetics & Fragrance, Inc.(1)	7,053	457,881
		2,295,648
TEXTILES, APPAREL AND LUXURY GOODS — 2.2%
Deckers Outdoor Corp.(1)	1,747	132,021
Fossil, Inc.(1)	2,688	213,320
Michael Kors Holdings Ltd.(1)	5,524	150,529
VF Corp.	1,180	149,848
		645,718
TRADING COMPANIES AND DISTRIBUTORS — 2.4%
Fastenal Co.	8,341	363,751
United Rentals, Inc.(1)	11,464	338,761
		702,512
WIRELESS TELECOMMUNICATION SERVICES — 1.7%
SBA Communications Corp., Class A(1)	11,681	501,816
TOTAL COMMON STOCKS (Cost $24,348,719)		29,017,681

10

Shares	Value
Temporary Cash Investments — 2.2%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.125%, 5/15/21, valued at $219,891), in a joint trading account at 0.00%, dated 12/30/11, due 1/3/12 (Delivery value $214,901)		$214,901
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/31/16, valued at $109,583), in a joint trading account at 0.01%, dated 12/30/11, due 1/3/12 (Delivery value $107,450)		107,450
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $219,554), in a joint trading account at 0.02%, dated 12/30/11, due 1/3/12 (Delivery value $214,901)		214,901
SSgA U.S. Government Money Market Fund	125,494	125,494
TOTAL TEMPORARY CASH INVESTMENTS (Cost $662,746)		662,746
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $25,011,465)		29,680,427
OTHER ASSETS AND LIABILITIES — 0.1%		28,281
TOTAL NET ASSETS — 100.0%		$29,708,708

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
471,458	GBP for USD	Credit Suisse AG	1/31/12	$732,004	$6,009
(Value on Settlement Date $738,013)

Notes to Schedule of Investments

ADR = American Depositary Receipt
GBP = British Pound
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $25,011,465)	$29,680,427
Receivable for investments sold	159,984
Receivable for capital shares sold	13,140
Unrealized gain on forward foreign currency exchange contracts	6,009
Dividends and interest receivable	20,876
29,880,436

Liabilities
Payable for investments purchased	104,183
Payable for capital shares redeemed	41,990
Accrued management fees	25,492
Distribution fees payable	63
171,728

Net Assets	$29,708,708

Net Assets Consist of:
Capital (par value and paid-in surplus)	$34,996,378
Accumulated net investment loss	(6,009)
Accumulated net realized loss	(9,958,214)
Net unrealized appreciation	4,676,553
$29,708,708

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$29,406,495	1,953,836	$15.05
Class II, $0.01 Par Value	$302,213	20,279	$14.90

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $355)	$168,944
Interest	172
169,116

Expenses:
Management fees	347,587
Distribution fees — Class II	782
Directors’ fees and expenses	1,530
349,899

Net investment income (loss)	(180,783)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,097,105
Foreign currency transactions	7,871
3,104,976

Change in net unrealized appreciation (depreciation) on:
Investments	(5,519,410)
Translation of assets and liabilities in foreign currencies	13,088
(5,506,322)

Net realized and unrealized gain (loss)	(2,401,346)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,582,129)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$(180,783)	$(137,923)
Net realized gain (loss)	3,104,976	4,602,973
Change in net unrealized appreciation (depreciation)	(5,506,322)	2,726,495
Net increase (decrease) in net assets resulting from operations	(2,582,129)	7,191,545

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(5,771,745)	(1,317,486)

Net increase (decrease) in net assets	(8,353,874)	5,874,059

Net Assets
Beginning of period	38,062,582	32,188,523
End of period	$29,708,708	$38,062,582

Accumulated undistributed net investment income (loss)	$(6,009)	$7,092

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are medium-sized and smaller at the time of purchase that management believes will increase in value.

The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

15

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2011, the fund had accumulated capital losses of $(8,815,549), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers expire in 2017. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

The fund has elected to treat $(882,743) of net capital losses incurred in the two-month period ended December 31, 2011, as having been incurred in the following fiscal year for federal income tax purposes.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan

17

Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $36,785,940 and $42,745,915, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$25,271,388
Gross tax appreciation of investments	$5,409,504
Gross tax depreciation of investments	(1,000,465)
Net tax appreciation (depreciation) of investments	$4,409,039

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	357,571	$5,918,100	348,518	$5,062,750
Redeemed	(711,478)	(11,656,361)	(448,362)	(6,224,329)
	(353,907)	(5,738,261)	(99,844)	(1,161,579)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	9,200	146,413	21,112	279,570
Redeemed	(10,920)	(179,897)	(31,483)	(435,477)
	(1,720)	(33,484)	(10,371)	(155,907)
Net increase (decrease)	(355,627)	$(5,771,745)	(110,215)	$(1,317,486)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$26,090,550	—	—
Foreign Common Stocks	2,009,834	$917,297	—
Temporary Cash Investments	125,494	537,252	—
Total Value of Investment Securities	$28,225,878	$1,454,549	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$6,009	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of December 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $6,009 in unrealized gain on forward foreign currency exchange contracts. For the year ended December 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $8,024 in net realized gain (loss) on foreign currency transactions and $13,139 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$16.34	(0.08)	(1.21)	(1.29)	—	$15.05	(7.89)%	1.01%	(0.52)%	107%	$29,406
2010	$13.19	(0.06)	3.21	3.15	—	$16.34	23.88%	1.02%	(0.43)%	139%	$37,706
2009	$10.77	(0.06)	2.48	2.42	—	$13.19	22.47%	1.00%	(0.48)%	196%	$31,764
2008	$22.00	(0.08)	(10.30)	(10.38)	(0.85)	$10.77	(48.62)%	1.01%	(0.50)%	203%	$37,824
2007	$15.74	(0.09)	6.35	6.26	—	$22.00	39.77%	1.01%	(0.51)%	147%	$104,126
Class II
2011	$16.20	(0.11)	(1.19)	(1.30)	—	$14.90	(8.02)%	1.16%	(0.67)%	107%	$302
2010	$13.11	(0.08)	3.17	3.09	—	$16.20	23.57%	1.17%	(0.58)%	139%	$356
2009	$10.71	(0.07)	2.47	2.40	—	$13.11	22.41%	1.15%	(0.63)%	196%	$424
2008	$21.92	(0.11)	(10.25)	(10.36)	(0.85)	$10.71	(48.71)%	1.16%	(0.65)%	203%	$13,094
2007	$15.71	(0.15)	6.36	6.21	—	$21.92	39.53%	1.16%	(0.66)%	147%	$38,499

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Vista Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74309   1202

ANNUAL REPORT    DECEMBER 31, 2011

VP Ultra® Fund

Market Perspective	2
Performance	3
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	23
Management	24
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

U.S. Stocks Edged Higher in a Volatile Year

The U.S. stock market weathered significant volatility in 2011, delivering mixed but slightly positive returns overall. Stocks began the year on a positive note, extending a late-2010 rally into the first four months of 2011 as improving economic data and better-than-expected corporate profits provided a boost to investor confidence. Stocks advanced despite unrest in the Middle East and North Africa, as well as a devastating earthquake and tsunami in Japan.

After peaking in late April, however, stocks reversed course as evidence of a slowdown in economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence. Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year.

The equity market bottomed in early October and experienced yet another reversal, rebounding sharply in the final three months of the year. Investors grew more optimistic as modest but promising signs of improving economic activity quashed recession fears, and European authorities took steps to address its sovereign debt crisis, including efforts to shore up the Continent’s banking sector and expand its emergency funding facility.

Large-Cap Stocks and Growth-Oriented Issues Held Up Best

Thanks to a strong finish, the broad U.S. equity indices, such as the S&P 500 Index and Russell 3000 Index, eked out returns of 1–2% in 2011. As the table below illustrates, large-cap stocks were primarily responsible for the overall gains in the market, posting modestly positive returns, while mid- and small-cap issues declined. Meanwhile, growth and value stocks were mixed—growth outperformed value among large- and small-cap shares, but value prevailed in the mid-cap segment of the market.

Given the extreme volatility during the year, the most defensive sectors of the market generated the best returns; the utilities, consumer staples, and health care sectors all produced double-digit gains for the year. On the downside, just three sectors of the market declined in 2011—the economically sensitive industrials and materials sectors, as well as the financials sector.

U.S. Stock Index Returns
For the 12 months ended December 31, 2011
Russell 1000 Index (Large-Cap)	1.50%	Russell 2000 Index (Small-Cap)	-4.18%
Russell 1000 Growth Index	2.64%	Russell 2000 Growth Index	-2.91%
Russell 1000 Value Index	0.39%	Russell 2000 Value Index	-5.50%
Russell Midcap Index	-1.55%
Russell Midcap Growth Index	-1.65%
Russell Midcap Value Index	-1.38%

2

Performance

Total Returns as of December 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPUX	1.07%	2.24%	1.67%	1.10%	5/1/01
Russell 1000 Growth Index	—	2.64%	2.50%	2.60%	1.35%(1)	—
S&P 500 Index	—	2.11%	-0.25%	2.92%	2.01%(1)	—
Class II	AVPSX	0.86%	2.07%	—	1.98%	5/1/02
Class III	AVUTX	1.07%	2.24%	—	2.23%	5/13/02
(1)	Since 4/30/01, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2001

Total Annual Fund Operating Expenses
Class I	Class II	Class III
1.02%	1.17%	1.02%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

VP Ultra returned 1.07%* for the 12 months ended December 31, 2011, compared with the 2.64% return of its benchmark, the Russell 1000 Growth Index, and the 2.11% return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 2, equity indices endured high levels of volatility during the reporting period, although they struggled with the challenges of a weak global economic recovery, ongoing sovereign debt concerns in Europe, and U.S. Treasury debt downgrade. Price momentum and acceleration, two factors that the VP Ultra team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, security selection in the energy, financials, and industrials sectors accounted for the bulk of VP Ultra’s underperformance relative to the benchmark. Stock selection in the materials, consumer discretionary, and consumer staples sectors also added to relative returns. Stock decisions in the information technology and health care sectors contributed positively to relative results.

Energy, Financials, Industrials Lagged Benchmark

The energy sector detracted from relative returns. Within the sector, VP Ultra held several overweight stakes in the oil, gas, and consumable fuels group that underperformed, while maintaining underweight positions in some companies that outpaced the benchmark. In particular, an overweight stake in oil and gas exploration company Newfield Exploration hurt as the company reported earnings that fell below analysts’ expectations. The company also cut back its production guidance amid rising exploration costs, in order to stay within its annual capital budget plan.

The financials sector was also a source of weakness relative to the benchmark. Here, several positions in the diversified financial services group that lagged included CME Group. The company faced delays from regulators regarding the decision on moving OTC derivatives trading to exchanges. In the insurance group, an overweight position in MetLife detracted from relative results as the company’s business was negatively impacted by the continuing low yield environment.

The majority of VP Ultra’s underperformance in the industrials sector reflected stock decisions among machinery companies. An example was an overweight stake in WABCO Holdings. The maker of braking systems for commercial vehicles experienced a share price decline while it was held in the portfolio due to macroeconomic concerns.

Information Technology Led Gains, but Some Holdings Hurt

The information technology sector was a source of relative gains for VP Ultra. Within the computers and peripherals industry group, an underweight stake in Hewlett-Packard helped relative results as the stock lagged in the benchmark. An overweight position in personal electronic device maker Apple also benefited

*All fund returns referenced in this commentary are for Class I shares.

5

relative performance. The company experienced acceleration in revenues and earnings, added new carriers, and gained penetration with existing carriers, while increasing market share.

In the IT services group, an overweight position in MasterCard was a meaningful contributor for the period. The company reported better-than-expected margins and earnings, and benefited from resolution of uncertainty around interchange fees on debit transactions.

Also in the industry, though, VP Ultra did not hold a position in IBM. This decision proved detrimental as the company’s stock benefited from being perceived as somewhat of a “safe haven” within the technology sector during the market downturn. The managers believe IBM is trading at a historically high relative valuation given the company’s low revenue growth rate.

Health Care Helped

In the health care equipment group, an overweight stake in Intuitive Surgical represented the largest individual contributor to relative gains. The maker of robotic surgery systems experienced a sharp rise in earnings amid continued adoption of its technology and increased sales of its surgical system.

Consumer Discretionary Was Mixed

Underlying the modestly positive contribution that VP Ultra derived from the consumer discretionary sector, individual holdings were varied. In the sector, several companies with products at the lower end of the market performed well in the weak economic environment. VP Ultra benefited from this trend with a significant position in discount retailer TJX Cos, which contributed meaningfully to relative returns.

Also in the sector, though, it hurt to hold a stake in Netflix. The company stumbled when it raised prices 60% for its mail order DVD rental service, and then announced that it would separate its video streaming business from its DVD offering. Although Netflix management handled the transition poorly, which resulted in membership loss in the U.S., we believe that the company’s evolution from its legacy DVD business to the video streaming business is positive, as it will require lower overhead and offers more growth potential. As a result, we expect to see a rebound in subscription growth coming out of this transition.

Starting Point for Next Reporting Period

The environment for growth- and momentum-oriented investment styles continued to be challenging during the reporting period. Nonetheless, VP Ultra delivered sound results for the period. Going forward, we remain confident in our investment beliefs that stocks which exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

6

Fund Characteristics

DECEMBER 31, 2011
Top Ten Holdings	% of net assets
Apple, Inc.	7.5%
Google, Inc., Class A	5.1%
Exxon Mobil Corp.	3.0%
Philip Morris International, Inc.	2.7%
Amazon.com, Inc.	2.5%
QUALCOMM, Inc.	2.4%
Gilead Sciences, Inc.	2.3%
Costco Wholesale Corp.	2.3%
Schlumberger Ltd.	2.2%
Intuitive Surgical, Inc.	2.2%

Top Five Industries	% of net assets
Computers and Peripherals	8.9%
Oil, Gas and Consumable Fuels	6.8%
Internet Software and Services	6.8%
Software	6.6%
Machinery	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.8%
Foreign Common Stocks**	6.5%
Total Common Stocks	99.3%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	—*

*	Category is less than 0.05% of total net assets.
**	Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period(1) 7/1/11 – 12/31/11	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$943.30	$4.95	1.01%
Class II	$1,000	$941.60	$5.68	1.16%
Class III	$1,000	$943.20	$4.95	1.01%
Hypothetical
Class I	$1,000	$1,020.11	$5.14	1.01%
Class II	$1,000	$1,019.36	$5.90	1.16%
Class III	$1,000	$1,020.11	$5.14	1.01%
(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

DECEMBER 31, 2011

	Shares	Value
Common Stocks — 99.3%
AEROSPACE AND DEFENSE — 1.7%
General Dynamics Corp.	58,480	$ 3,883,656
AUTO COMPONENTS — 0.5%
Gentex Corp.	41,030	1,214,078
BEVERAGES — 1.1%
Coca-Cola Co. (The)	35,900	2,511,923
BIOTECHNOLOGY — 4.1%
Alexion Pharmaceuticals, Inc.(1)	24,390	1,743,885
Celgene Corp.(1)	33,890	2,290,964
Gilead Sciences, Inc.(1)	125,540	5,138,352
		9,173,201
CHEMICALS — 4.2%
Ecolab, Inc.	38,587	2,230,714
Monsanto Co.	59,190	4,147,443
Potash Corp. of Saskatchewan, Inc.	52,190	2,154,403
RPM International, Inc.	31,330	769,152
		9,301,712
COMMUNICATIONS EQUIPMENT — 2.7%
Cisco Systems, Inc.	39,390	712,171
QUALCOMM, Inc.	96,750	5,292,225
		6,004,396
COMPUTERS AND PERIPHERALS — 8.9%
Apple, Inc.(1)	41,210	16,690,050
EMC Corp.(1)	146,870	3,163,580
		19,853,630
CONSUMER FINANCE — 1.1%
American Express Co.	51,250	2,417,463
DIVERSIFIED FINANCIAL SERVICES — 1.9%
CME Group, Inc.	9,990	2,434,263
JPMorgan Chase & Co.	52,130	1,733,323
		4,167,586
ELECTRICAL EQUIPMENT — 5.0%
ABB Ltd. ADR(1)	95,600	1,800,148
ABB Ltd.(1)	66,420	1,250,192
Cooper Industries plc	49,840	2,698,836
Emerson Electric Co.	85,190	3,969,002
Polypore International, Inc.(1)	33,520	1,474,545
		11,192,723
ENERGY EQUIPMENT AND SERVICES — 2.6%
Core Laboratories NV	8,190	933,251
Schlumberger Ltd.	72,940	4,982,531
		5,915,782
FOOD AND STAPLES RETAILING — 2.3%
Costco Wholesale Corp.	61,200	5,099,184
FOOD PRODUCTS — 3.1%
Hershey Co. (The)	37,600	2,322,928
Mead Johnson Nutrition Co.	27,930	1,919,629
Nestle SA	45,650	2,624,401
		6,866,958
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.0%
HeartWare International, Inc.(1)	6,100	420,900
Intuitive Surgical, Inc.(1)	10,450	4,838,455
St. Jude Medical, Inc.	56,620	1,942,066
Varian Medical Systems, Inc.(1)	25,980	1,744,037
		8,945,458
HEALTH CARE PROVIDERS AND SERVICES — 3.5%
Express Scripts, Inc.(1)	100,040	4,470,787
Medco Health Solutions, Inc.(1)	6,700	374,530
UnitedHealth Group, Inc.	60,460	3,064,113
		7,909,430
HOTELS, RESTAURANTS AND LEISURE — 4.1%
Chipotle Mexican Grill, Inc.(1)	3,400	1,148,316
McDonald’s Corp.	44,840	4,498,797
Starbucks Corp.	78,910	3,630,649
		9,277,762
INSURANCE — 0.9%
MetLife, Inc.	66,690	2,079,394
INTERNET AND CATALOG RETAIL — 3.2%
Amazon.com, Inc.(1)	32,370	5,603,247
Netflix, Inc.(1)	21,150	1,465,484
		7,068,731
INTERNET SOFTWARE AND SERVICES — 6.8%
Baidu, Inc. ADR(1)	19,100	2,224,577
Google, Inc., Class A(1)	17,810	11,503,479
Tencent Holdings Ltd.	69,400	1,394,863
		15,122,919
IT SERVICES — 2.5%
MasterCard, Inc., Class A	11,430	4,261,332
Teradata Corp.(1)	27,970	1,356,825
		5,618,157
LEISURE EQUIPMENT AND PRODUCTS — 0.8%
Hasbro, Inc.	55,070	1,756,182
MACHINERY — 5.6%
Cummins, Inc.	21,890	1,926,758
Donaldson Co., Inc.	19,550	1,330,964
Joy Global, Inc.	47,590	3,567,822

9

Shares	Value
Parker-Hannifin Corp.	40,340	$ 3,075,925
WABCO Holdings, Inc.(1)	35,700	1,549,380
Wabtec Corp.	16,800	1,175,160
		12,626,009
METALS AND MINING — 1.7%
BHP Billiton Ltd. ADR	18,070	1,276,284
Freeport-McMoRan Copper & Gold, Inc.	66,050	2,429,980
		3,706,264
OIL, GAS AND CONSUMABLE FUELS — 6.8%
Cimarex Energy Co.	20,060	1,241,714
EOG Resources, Inc.	13,530	1,332,840
Exxon Mobil Corp.	78,490	6,652,813
Newfield Exploration Co.(1)	28,680	1,082,097
Occidental Petroleum Corp.	41,130	3,853,881
Southwestern Energy Co.(1)	31,210	996,847
		15,160,192
PERSONAL PRODUCTS — 1.3%
Estee Lauder Cos., Inc. (The), Class A	26,900	3,021,408
PHARMACEUTICALS — 0.4%
Teva Pharmaceutical Industries Ltd. ADR	23,500	948,460
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.5%
Altera Corp.	72,360	2,684,556
Linear Technology Corp.	92,710	2,784,081
Microchip Technology, Inc.	65,370	2,394,503
		7,863,140
SOFTWARE — 6.6%
Adobe Systems, Inc.(1)	64,410	1,820,871
Electronic Arts, Inc.(1)	168,170	3,464,302
Microsoft Corp.	37,790	981,028
NetSuite, Inc.(1)	17,040	690,972
Oracle Corp.	152,870	3,921,115
Salesforce.com, Inc.(1)	20,560	2,086,018
VMware, Inc., Class A(1)	22,050	1,834,340
		14,798,646
SPECIALTY RETAIL — 4.1%
O’Reilly Automotive, Inc.(1)	28,860	2,307,357
Tiffany & Co.	55,260	3,661,528
TJX Cos., Inc. (The)	49,680	3,206,844
		9,175,729
TEXTILES, APPAREL AND LUXURY GOODS — 1.6%
NIKE, Inc., Class B	38,360	3,696,753
TOBACCO — 2.7%
Philip Morris International, Inc.	78,040	6,124,579
TOTAL COMMON STOCKS(Cost $143,384,433)		222,501,505
Temporary Cash Investments — 0.7%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 3.125%, 5/15/21, valued at $483,336), in a joint trading account at 0.00%, dated 12/30/11, due 1/3/12 (Delivery value $472,366)		472,366
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.75%, 5/31/16, valued at $240,870), in a joint trading account at 0.01%, dated 12/30/11, due 1/3/12 (Delivery value $236,183)		236,183
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $482,595), in a joint trading account at 0.02%, dated 12/30/11, due 1/3/12 (Delivery value $472,368)		472,367
SSgA U.S. Government Money Market Fund	275,845	275,845
TOTAL TEMPORARY CASH INVESTMENTS(Cost $1,456,761)		1,456,761
TOTAL INVESTMENT SECURITIES — 100.0%(Cost $144,841,194)		223,958,266
OTHER ASSETS AND LIABILITIES†		37,988
TOTAL NET ASSETS — 100.0%		$223,996,254

10

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,827,385	CHF for USD	Credit Suisse AG	1/31/12	$3,011,462	$15,846
(Value on Settlement Date $3,027,308)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
USD = United States Dollar
†	Category is less than 0.05% of total net assets.
(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2011
Assets
Investment securities, at value (cost of $144,841,194)	$223,958,266
Foreign currency holdings, at value (cost of $580)	513
Receivable for investments sold	165,428
Receivable for capital shares sold	94,042
Unrealized gain on forward foreign currency exchange contracts	15,846
Dividends and interest receivable	219,430
224,453,525

Liabilities
Payable for capital shares redeemed	241,384
Accrued management fees	174,733
Distribution fees payable	41,154
457,271

Net Assets	$223,996,254

Net Assets Consist of:
Capital (par value and paid-in surplus)	$200,080,761
Accumulated net investment loss	(15,846)
Accumulated net realized loss	(55,205,267)
Net unrealized appreciation	79,136,606
$223,996,254

	Net assets	Shares outstanding	Net asset value per share
Class I, $0.01 Par Value	$30,742,882	3,244,170	$9.48
Class II, $0.01 Par Value	$192,751,056	20,587,361	$9.36
Class III, $0.01 Par Value	$502,316	53,064	$9.47

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2011
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,668)	$2,813,799
Interest	397
2,814,196

Expenses:
Management fees	2,188,511
Distribution fees — Class II	516,420
Directors’ fees and expenses	19,121
2,724,052

Net investment income (loss)	90,144

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,615,401
Foreign currency transactions	(153,576)
12,461,825

Change in net unrealized appreciation (depreciation) on:
Investments	(9,798,589)
Translation of assets and liabilities in foreign currencies	68,739
(9,729,850)

Net realized and unrealized gain (loss)	2,731,975

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,822,119

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010
Increase (Decrease) in Net Assets	December 31, 2011	December 31, 2010
Operations
Net investment income (loss)	$90,144	$209,984
Net realized gain (loss)	12,461,825	11,421,966
Change in net unrealized appreciation (depreciation)	(9,729,850)	24,651,701
Net increase (decrease) in net assets resulting from operations	2,822,119	36,283,651

Distributions to Shareholders
From net investment income:
Class I	—	(160,050)
Class II	—	(738,744)
Class III	—	(4,380)
Decrease in net assets from distributions	—	(903,174)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(28,759,620)	(33,985,057)

Net increase (decrease) in net assets	(25,937,501)	1,395,420

Net Assets
Beginning of period	249,933,755	248,538,335
End of period	$223,996,254	$249,933,755

Accumulated undistributed net investment income (loss)	$(15,846)	$32,371

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2011

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its investment objective by investing primarily in equity securities of larger-sized companies that management believes will increase in value over time.

The fund is authorized to issue Class I, Class II, and Class III. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

15

 the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

16

As of December 31, 2011, the fund had accumulated capital losses of $(49,699,515), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(16,218,346) and $(33,481,169) expire in 2016 and 2017, respectively. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. The effective annual management fee for each class for the year ended December 31, 2011 was 1.00%, 0.90%, and 1.00% for Class I, Class II, and
Class III, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2011 were $31,653,268 and $63,707,215, respectively.

As of December 31, 2011, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments	$150,346,947
Gross tax appreciation of investments	$78,181,373
Gross tax depreciation of investments	(4,570,054)
Net tax appreciation (depreciation) of investments	$73,611,319

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2011		Year ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	710,805	$6,770,675	616,487	$5,113,680
Issued in reinvestment of distributions	—	—	18,830	160,050
Redeemed	(1,036,346)	(9,998,022)	(927,410)	(7,655,171)
	(325,541)	(3,227,347)	(292,093)	(2,381,441)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	2,236,531	21,102,204	2,380,342	19,136,436
Issued in reinvestment of distributions	—	—	87,737	738,744
Redeemed	(4,880,847)	(46,240,211)	(6,137,629)	(51,325,569)
	(2,644,316)	(25,138,007)	(3,669,550)	(31,450,389)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	7,509	71,834	19,824	180,187
Issued in reinvestment of distributions	—	—	516	4,380
Redeemed	(47,803)	(466,100)	(41,643)	(337,794)
	(40,294)	(394,266)	(21,303)	(153,227)
Net increase (decrease)	(3,010,151)	$(28,759,620)	(3,982,946)	$(33,985,057)

18

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$207,894,926	—	—
Foreign Common Stocks	9,337,123	$5,269,456	—
Temporary Cash Investments	275,845	1,180,916	—
Total Value of Investment Securities	$217,507,894	$6,450,372	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$15,846	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

19

The value of foreign currency risk derivative instruments as of December 31, 2011, is disclosed on the Statement of Assets and Liabilities as an asset of $15,846 in unrealized gain on forward foreign currency exchange contracts. For the year ended December 31, 2011, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(156,358) in net realized gain (loss) on foreign currency transactions and $70,065 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2011	$9.38	0.02	0.08	0.10	—	—	—	$9.48	1.07%	1.01%	0.16%	13%	$30,743
2010	$8.12	0.02	1.28	1.30	(0.04)	—	(0.04)	$9.38	16.08%	1.02%	0.21%	28%	$33,473
2009	$6.06	0.04	2.04	2.08	(0.02)	—	(0.02)	$8.12	34.48%	1.01%	0.61%	50%	$31,366
2008	$12.15	0.03	(4.57)	(4.54)	—	(1.55)	(1.55)	$6.06	(41.48)%	1.01%	0.37%	171%	$84,596
2007	$10.04	0.05	2.06	2.11	—	—	—	$12.15	21.02%	1.01%	0.30%	137%	$102,789
Class II
2011	$9.28	—(3)	0.08	0.08	—	—	—	$9.36	0.86%	1.16%	0.01%	13%	$192,751
2010	$8.04	0.01	1.26	1.27	(0.03)	—	(0.03)	$9.28	15.82%	1.17%	0.06%	28%	$215,586
2009	$5.99	0.03	2.03	2.06	(0.01)	—	(0.01)	$8.04	34.52%	1.16%	0.46%	50%	$216,242
2008	$12.06	0.02	(4.54)	(4.52)	—	(1.55)	(1.55)	$5.99	(41.65)%	1.16%	0.22%	171%	$179,936
2007	$9.98	0.01	2.07	2.08	—	—	—	$12.06	20.84%	1.16%	0.15%	137%	$311,537
Class III
2011	$9.37	0.02	0.08	0.10	—	—	—	$9.47	1.07%	1.01%	0.16%	13%	$502
2010	$8.11	0.02	1.28	1.30	(0.04)	—	(0.04)	$9.37	16.10%	1.02%	0.21%	28%	$875
2009	$6.05	0.04	2.04	2.08	(0.02)	—	(0.02)	$8.11	34.54%	1.01%	0.61%	50%	$930
2008	$12.14	0.03	(4.57)	(4.54)	—	(1.55)	(1.55)	$6.05	(41.52)%	1.01%	0.37%	171%	$740
2007	$10.03	0.06	2.05	2.11	—	—	—	$12.14	21.04%	1.01%	0.30%	137%	$2,364

21

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund, one of the funds constituting American Century Variable Portfolios, Inc. (the “Corporation”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Ultra Fund of American Century Variable Portfolios, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 13, 2012

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	65	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	65	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	65	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	65	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	65	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	65	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	65	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	65	Applied Industrial Technology (2001 to 2010)

Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	106	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as: Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-378-9878.

26

Additional Information

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-74308   1202

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, James A. Olson and Andrea C. Hall are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $169,243
FY 2011:                    $173,653

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $59,174
FY 2011:                    $67,680

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 15, 2012

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 15, 2012